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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    COMPANY,

                        RESIDENTIAL FUNDING CORPORATION,

                                MASTER SERVICER,

                                       AND

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     TRUSTEE

                               SERIES SUPPLEMENT,

                            DATED AS OF JUNE 1, 2005,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                           dated as of August 1, 2004

                 Mortgage Asset-Backed Pass-Through Certificates

                                 SERIES 2005-QS8


                                                                                          Page

ARTICLE I
DEFINITIONS..................................................................................6
    Section 1.01  Definitions................................................................6
    Section 1.02  Use of Words and Phrases..................................................17

ARTICLE II
CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES.............................18
    Section 2.01  Conveyance of Mortgage Loans..............................................18
    Section 2.02  Acceptance by Trustee.....................................................19
    Section 2.03  Representations, Warranties and Covenants of the Master Servicer and the
                  Company...................................................................19
    Section 2.04  Representations and Warranties of Sellers.................................22
    Section 2.05  Execution and Authentication of Certificates/Issuance of Certificates.....22
    Section 2.06  [Reserved]................................................................22
    Section 2.07  [Reserved]................................................................22
    Section 2.08  Purposes and Powers of the Trust..........................................22

ARTICLE III
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..............................................23

ARTICLE IV
PAYMENTS TO CERTIFICATEHOLDERS..............................................................24
    Section 4.01  Certificate Account.......................................................24
    Section 4.02  Distributions.............................................................24
    Section 4.03  Statements to Certificateholders; Statements to the Rating Agencies;
                  Exchange Act Reporting....................................................30
    Section 4.04  Distribution of Reports to the Trustee and the Company; Advances by the
                  Master Servicer...........................................................30
    Section 4.05  Allocation of Realized Losses.............................................30
    Section 4.06  Reports of Foreclosures and Abandonment of Mortgaged Property.............32
    Section 4.07  Optional Purchase of Defaulted Mortgage Loans.............................32
    Section 4.08  Surety Bond...............................................................32

ARTICLE V
THE CERTIFICATES............................................................................33

ARTICLE VI
THE COMPANY AND THE MASTER SERVICER.........................................................34

ARTICLE VII
DEFAULT.....................................................................................35

ARTICLE VIII
CONCERNING THE TRUSTEE......................................................................36

ARTICLE IX
TERMINATION.................................................................................37

ARTICLE X
REMIC PROVISIONS............................................................................38
    Section 10.01 REMIC Administration......................................................38
    Section 10.02 Master Servicer; REMIC Administrator and Trustee Indemnification..........38
    Section 10.03 Designation of REMIC......................................................38
    Section 10.04 Distributions on the Uncertificated Class A-V REMIC Regular Interests.....38
    Section 10.05 Compliance with Withholding Requirements..................................39

ARTICLE XI
MISCELLANEOUS PROVISIONS....................................................................40
    Section 11.01 Amendment.................................................................40
    Section 11.02 Recordation of Agreement;  Counterparts...................................40
    Section 11.03 Limitation on Rights of Certificateholders................................40
    Section 11.04 Governing Law.............................................................40
    Section 11.05 Notices...................................................................40
    Section 11.06 Required Notices to Rating Agency and Subservicer.........................41
    Section 11.07 Severability of Provisions................................................41
    Section 11.08 Supplemental Provisions for Resecuritization..............................41
    Section 11.09 Allocation of Voting Rights...............................................41
    Section 11.10 No Petition...............................................................41


                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of August 1, 2004

        This is a Series Supplement, dated as of June 1, 2005 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                              AGGREGATE
                               INITIAL
                             CERTIFICATE
               PASS-THROUGH   PRINCIPAL                               MATURITY      FITCH/        MINIMUM
 DESIGNATION      RATE        BALANCE       FEATURES(1)                 DATE        MOODY'S   DENOMINATIONS(2)

  Class A-1      5.00%     $101,002,000.00    Senior/Fixed Rate     June 25, 2020   AAA/Aaa     $25,000.00
  Class A-P      0.00%       $310,495.38    Senior/Principal Only   June 25, 2020   AAA/Aaa     $25,000.00
  Class A-V    Variable    $0.00(4)            Senior/Interest      June 25, 2020   AAA/Aaa    $2,000,000.00
               Rate(3)                       Only/Variable Rate
   Class R       5.00%         $100.00      Senior/Residual/Fixed   June 25, 2020   AAA/Aaa   (5)
                                                    Rate
  Class M-1      5.00%      $1,822,000.00   Mezzanine/Fixed Rate    June 25, 2020    AA/NA      $25,000.00
  Class M-2      5.00%       $208,100.00    Mezzanine/Fixed Rate    June 25, 2020     A/NA      $250,000.00
  Class M-3      5.00%       $312,200.00    Mezzanine/Fixed Rate    June 25, 2020    BBB/NA     $250,000.00
  Class B-1      5.00%       $156,100.00      Subordinate/Fixed     June 25, 2020    BB/NA      $250,000.00
                                                    Rate
  Class B-2      5.00%       $104,100.00      Subordinate/Fixed     June 25, 2020     B/NA      $250,000.00
                                                    Rate
  Class B-3      5.00%       $156,159.97      Subordinate/Fixed     June 25, 2020    NA/NA      $250,000.00
                                                    Rate

(1) The Certificates, other than the Class B and Class R Certificates shall be Book-Entry Certificates. The Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 in excess thereof, except that the Class M-2, Class B-1, Class B-2 and Class B-3 Certificates shall each be issued in an amount equal to the entire Certificate Principal Balance of the related Class.

(3)     The initial  Pass-Through Rate on the Class A-V Certificates is 0.4306%.


(4) The Class A-V Certificates do not have a principal balance. For the purpose of calculating interest payments, interest on the Class A-V Certificates will accrue on a notional amount equal to the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to the related Distribution Date.

(5) The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $104,071,255.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01    Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) (i) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is less than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, $0.00, or (ii) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is equal to or greater than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, the sum of (I) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00% (other than Additional Collateral Loans), times 0.25%, (II) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00% (other than Additional Collateral Loans), times 0.50%, and (III) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS8" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-1, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  June 29, 2005.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2005-QS8.

        Cut-off Date:  June 1, 2005.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  5.00% per annum.

        Due Period: With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of U.S. Bank, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds:  On any  Distribution  Date, the excess,  if any, of the
Available Distribution Amount over the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to clause (E) of the definition of Class A-P Principal Distribution Amount) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.25% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 1.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific

Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $0.00, representing scheduled principal amortization and interest at the Net Mortgage Rate payable during the July 2005 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  1.75%           Class B-1:  0.15%
        Class M-2:  0.20%           Class B-2:  0.10%
        Class M-3:  0.30%           Class B-3:  0.15%

        Interest Accrual Period: With respect to any Class of Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest Only Certificates: The Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Maturity  Date:  June  25,  2020,  the  Distribution   Date  immediately
following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)            the Mortgage Loan identifying number ("RFC LOAN #");

(ii)           the maturity of the Mortgage Note ("MATURITY DATE");

(iii)          the Mortgage Rate ("ORIG RATE");

(iv)           the Subservicer pass-through rate ("CURR NET");

(v)            the Net Mortgage Rate ("NET MTG RT");

(vi)           the Pool Strip Rate ("STRIP");

(vii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)         the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)           the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Class A-V Certificates and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

        With  respect to the Class A-V  Certificates  (other  than any  Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.4306% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Permitted Investments:  One or more of the following:

        (i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

        (v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (if any) in the case of Insured Certificates (if any)) below the then-current rating, as evidenced in writing;

        provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch; provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 1.090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in July 2010 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
               Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a
               "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage");
               (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record Date: With respect to each Distribution Date and each Class of Certificates, the close of business on the last Business Day of the month preceding the month in which the related Distribution Date occurs.

        Related Classes: As to any Uncertificated REMIC Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC Regular Interest in the definition of Uncertificated REMIC Regular Interest.

        REMIC: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) (excluding any amount distributable pursuant to clause (E) of the definition of "Class A-P Principal Distribution Amount") and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii).

        Special Hazard Amount: As of any Distribution Date, an amount equal to $1,822,710 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 17.1% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of

Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date not paid to the Senior Certificates; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess
Subordinate Principal Amount for such Distribution Date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated Class A-V REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest were equal to the related Uncertificated Class A-V REMIC Pass-Through Rate and the notional amount of such uncertificated interest were equal to the related Uncertificated Class A-V REMIC Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated Class A-V REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated REMIC Notional Amount and such Distribution Date.

        Uncertificated Class A-V REMIC Notional Amount: With respect to each Uncertificated Class A-V REMIC Regular Interest, the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated Class A-V REMIC Pass-Through Rate: With respect to each Uncertificated Class A-V REMIC Regular Interest, a per annum rate equal to the Pool Strip Rate with respect to the related Mortgage Loan.

        Uncertificated  Class A-V REMIC Regular Interest  Distribution  Amounts:
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Class A-V REMIC Regular Interests for such Distribution Date pursuant to Section 10.04.

        Uncertificated Class A-V REMIC Regular Interests: The 582 uncertificated partial undivided beneficial ownership interests in the Trust Fund, relating to each Non-Discount Mortgage Loan having a Net Mortgage Rate greater than 5.00%, each relating to the particular Non-Discount Mortgage Loan identified by sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at a per annum rate equal to the respective Pool Strip Rate on the Stated Principal Balance of the related Non-Discount Mortgage Loan.

        Underwriters: UBS Securities LLC and Residential Funding Securities Corporation.

Section 1.02   Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01 Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms).

        (a) (See Section 2.01(a) of the Standard Terms).

        (b) (See Section 2.01(b) of the Standard Terms).

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana House Enrolled Act No. 1229, effective as of January 1, 2005.

        (d) (See Section 2.01(d) of the Standard Terms).

        (e) (See Section 2.01(e) of the Standard Terms).

        (f) (See Section 2.01(f) of the Standard Terms).

        (g) (See Section 2.01(g) of the Standard Terms).

        (h) (See Section 2.01(h) of the Standard Terms).

Section 2.02   Acceptance by Trustee.  (See Section 2.02 of the Standard Terms).

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

        (a)  For  representations,   warranties  and  covenants  of  the  Master
Servicer, see Section 2.03(a) of the Standard Terms.

        (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

               (i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

               (ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

               (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

               (iv) To the best of the Company's knowledge, except in the case of one Mortgage Loan representing approximately 0.1% of the aggregate principal balance of the Mortgage Loans, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

               (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

               (vi) No more than 1.2% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in Maryland, and no more than 0.9% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside Maryland;

               (vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

               (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

               (ix) Approximately 70.49% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 24.4% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 7.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

               (x) Except with respect to approximately 20.8% Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

               (xi) None of the Mortgage Loans are Buy-Down Mortgage Loans;

               (xii) Each Mortgage Loan  constitutes a qualified  mortgage under
        Section  860G(a)(3)(A)  of the Code  and  Treasury  Regulations  Section
        1.860G-2(a)(1),   (2),  (4),  (5)  and  (6),  without  reliance  on  the
        provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6);

               (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

               (xiv) None of the Mortgage Loans are Cooperative Loans; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

               (xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or
        (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

               (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

               (xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

               (xviii)None of the Mortgage Loans have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

               (xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

               (xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04 Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms).

Section 2.05   Execution  and   Authentication   of   Certificates/Issuance   of
        Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R Certificates in authorized denominations that evidence ownership in the Trust Fund.

Section 2.06   [Reserved].

Section 2.07   [Reserved].

Section 2.08 Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01   Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02   Distributions.

        (a) On each Distribution Date the Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c), and (e) below), in each case to the extent of the Available Distribution Amount remaining:

               (i) to the Senior Certificates (other than the Class A-P Certificates), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (ii) (X) to the Class A-P  Certificates,  the Class A-P Principal
        Distribution  Amount  (applied  to  reduce  the  Certificate   Principal
        Balances of such Senior Certificates); and

                      (Y) to the Senior Certificates (other than the Class A-P Certificates and the Class A-V Certificates), in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                      (A) the Senior Percentage for such Distribution Date times the sum of the following:

                             (1) the principal  portion of each Monthly  Payment
                      due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                             (2) the Stated  Principal  Balance of any  Mortgage
                      Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with
                      Section  3.07(b))  pursuant to Section 2.02, 2.03, 2.04 or
                      4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                             (3) the principal  portion of all other unscheduled
                      collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a
                      Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds), including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                      (B) with  respect to each  Mortgage  Loan for which a Cash
               Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
               Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in clause (C) of the definition of Class A-P Principal Distribution Amount);

                      (C) the Senior  Accelerated  Distribution  Percentage  for
               such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage
               Loan);

                      (D) any  Excess  Subordinate  Principal  Amount  for  such
               Distribution Date; and

                      (E) any amounts described in subsection  (ii)(Y),  clauses
               (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

                      (F) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a)(xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi)  to  the  Senior  Certificates,  on a  pro  rata  basis  in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

               (xvii) to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

        (b) Distributions of principal on the Senior Certificates on each Distribution Date will be made as follows:

               (i) first, an amount equal to the Class A-P Principal Distribution Amount shall be distributed to the Class A-P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (ii) second, the Senior Principal Distribution Amount shall be distributed in the following manner and priority:

                      (A)  first,  to  the  Class  R  Certificates,   until  the
               Certificate  Principal  Balance thereof has been reduced to zero;
               and

                      (B) second, the Senior Principal Distribution Amount remaining after the payments of principal made in accordance with
               Section 4.02(b)(ii)(A) above, shall be distributed to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

        (c) Notwithstanding Section 4.02(b), on or after the Credit Support Depletion Date, the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates and the Class A-V Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances.

        (d) After the reduction of the Certificate Principal Balances of all Classes of Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

        (e) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with a
Certificate Principal Balance greater than zero with the highest payment priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority, up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Interest Accrual Period that relates to the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

        (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

        (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03  Statements  to   Certificateholders;   Statements  to  the  Rating
        Agencies;  Exchange  Act  Reporting.  (See  Section 4.03 of the Standard
        Terms)

Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master

Servicer.  (See Section 4.04 of the Standard Terms)

Section 4.05   Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of the principal portion and the entire interest portion of such Realized Losses on Discount Mortgage Loans and the entire principal and interest portion of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and the Subordinate Certificates, on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates, on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property. (See
        Section 4.06 of the Standard Terms)

Section 4.07 Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08   Surety Bond.  (See Section 4.08 of the Standard Terms)

                                   ARTICLE V

                                THE CERTIFICATES

                      (SEE ARTICLE V OF THE STANDARD TERMS)

                                   ARTICLE VI


                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                  ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                  ARTICLE VIII


                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                   ARTICLE IX

                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01  REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02 Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03  Designation of REMIC.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans) as a REMIC for federal income tax purposes.

        The Class A-1, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to
Section 5.01(c), any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04 Distributions on the Uncertificated Class A-V REMIC Regular Interests.

(a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated Class A-V REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated Class A-V REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

(b) In determining from time to time the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated Class A-V REMIC Regular Interests on a pro rata basis based on the Uncertificated Accrued Interest for the related Distribution Date.

(c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.04. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated Class A-V REMIC Regular Interests.

(d) Notwithstanding the deemed distributions on the Uncertificated Class A-V REMIC Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05  Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02 Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03 Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04  Governing Law.  (See Section 11.04 of the Standard Terms)

Section 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

            RECIPIENT                                         ADDRESS
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention: President

Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention:  Managing Director/Master
                                   Servicing

Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc.
                                   Series 2005-QS8

                                   The Trustee designates its offices located at c/o DTC Transfer Services, 55 Water Street, Jeanette Street Park Entrance, New York, New York 10041, for the purposes of Section 8.12 of the Standard Terms

Moody's Investors Service, Inc.    99 Church Street, 4th Floor
                                   New York, New York 10004

Fitch Ratings                      One State Street Plaza
                                   New York, New York 10004

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06 Required  Notices to Rating Agency and  Subservicer.  (See Section
        11.06 of the Standard Terms)

Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08 Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09  Allocation of Voting Rights.

               98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; and 1.0% of all Voting Rights shall be allocated among the Holders of the Class R Certificates, in accordance with their respective Percentage Interests.

Section 11.10  No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                               RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]


                               By:
                                  ----------------------------------------
                                      Name:  Heather Anderson
                                      Title: Vice President

Attest: ____________________
        Name:
        Title:


                               RESIDENTIAL FUNDING CORPORATION
[Seal]


                               By:
                                  ----------------------------------------
                                      Name: Mark White
                                      Title: Associate

Attest:____________________
        Name:
        Title:


                               DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]


                               By:
                                  ----------------------------------------
                                      Name:
                                      Title:

                               By:
                                  ----------------------------------------
                                      Name:
                                      Title:


Attest:____________________
        Name:
        Title:

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of June, 2005 before me, a notary public in and for said State, personally appeared Heather Anderson, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                   Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of June, 2005 before me, a notary public in and for said State, personally appeared Mark White, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                  Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 29th day of June, 2005 before me, a notary public in and for said State, personally appeared _______________, known to me to be a(n) _________________ of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                 Notary Public
[Notarial Seal]





STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 29th day of June, 2005 before me, a notary public in and for said State, personally appeared _______________, known to me to be a(n) _________________ of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                   Notary Public
[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
8878186       E22/G02     F                  92,500.00          ZZ
                          120                81,664.07          1
                          5.7500             1015.37            20
                          5.5000             1015.37
BLOOMINGDALE  IL 60108    5                  11/12/03           00
0418881835                03                 01/01/04           0.0000
0418881835                O                  12/01/13
0

9214444       286/286     F                  148,200.00         ZZ
                          180                140,454.86         1
                          5.3750             1201.11            42
                          5.1250             1201.11
SPICEWOOD     TX 78669    2                  02/26/04           00
3075888                   03                 05/01/04           0.0000
3075888                   O                  04/01/19
0

9516039       U85/G02     F                  124,000.00         ZZ
                          120                117,052.34         1
                          6.0000             1376.65            80
                          5.7500             1376.65
OLATHE        KS 66062    1                  08/26/04           00
0438289779                05                 10/01/04           0.0000
TQS131IN                  N                  09/01/14
0

9638546       286/286     F                  242,250.00         ZZ
                          180                238,669.82         1
                          5.5000             1979.39            75
                          5.2500             1979.39
SACRAMENTO    CA 95838    5                  01/12/05           00
0003781057                05                 03/01/05           0.0000
0003781057                O                  02/01/20
0

9655622       286/286     F                  185,000.00         ZZ
                          180                182,436.29         1
                          6.0000             1561.14            37
                          5.7500             1561.14
CARDIFF BY THECA 92007    5                  01/25/05           00
0003665319                03                 03/01/05           0.0000
0003665319                N                  02/01/20
0

9655984       286/286     F                  160,000.00         ZZ
                          180                156,950.93         1
                          4.8750             1254.88            47
                          4.6250             1254.88
PLYMOUTH      MN 55441    2                  12/27/04           00
0003854894                05                 02/01/05           0.0000
0003854894                O                  01/01/20
0

9656040       286/286     F                  124,000.00         ZZ
                          180                121,355.24         3
                          5.7500             1029.71            80
                          5.5000             1029.71
CHICOPEE      MA 01013    1                  11/23/04           00
0003375922                05                 01/01/05           0.0000
0003375922                N                  12/01/19
0

9656042       286/286     F                  79,500.00          ZZ
                          180                78,675.78          1
                          6.0000             670.87             39
                          5.7500             670.87
TOMS RIVER    NJ 08757    2                  02/04/05           00
0003615213                05                 04/01/05           0.0000
0003615213                O                  03/01/20
0

9656044       286/286     F                  199,150.00         ZZ
                          180                191,996.79         1
                          5.5000             1627.23            85
                          5.2500             1627.23
PHOENIX       AZ 85045    1                  02/03/05           11
0003704821                03                 04/01/05           6.0000
0003704821                O                  03/01/20
0

9656046       286/286     F                  195,000.00         ZZ
                          180                192,978.34         4
                          6.0000             1645.53            64
                          5.7500             1645.53
NORTHEAST     MD 21901    2                  02/09/05           00
0003743946                05                 04/01/05           0.0000
0003743946                N                  03/01/20
0

9656048       286/286     F                  147,290.00         ZZ
                          180                144,938.82         1
                          5.2500             1184.04            80
                          5.0000             1184.04
NEW CUMBERLANDPA 17070    1                  01/31/05           00
0003768857                07                 03/01/05           0.0000
0003768857                O                  02/01/20
0

9656050       286/286     F                  37,500.00          ZZ
                          180                37,001.80          1
                          6.5000             326.67             75
                          6.2500             326.67
AUSTIN        TX 78750    1                  01/18/05           00
0003781831                01                 03/01/05           0.0000
0003781831                N                  02/01/20
0

9656052       286/286     F                  122,500.00         ZZ
                          180                120,711.50         1
                          5.3750             992.83             70
                          5.1250             992.83
CENTRALIA     WA 98531    2                  01/20/05           00
0003788016                03                 03/01/05           0.0000
0003788016                N                  02/01/20
0

9656054       286/286     F                  54,400.00          ZZ
                          180                53,661.83          1
                          6.2500             466.44             48
                          6.0000             466.44
TANEYTOWN     MD 21787    2                  01/21/05           00
0003789043                07                 03/01/05           0.0000
0003789043                N                  02/01/20
0

9656056       286/286     F                  122,500.00         ZZ
                          180                120,766.91         1
                          6.0000             1033.73            84
                          5.7500             1033.73
DENTON        TX 76209    2                  01/19/05           14
0003805637                05                 03/01/05           12.0000
0003805637                O                  02/01/20
0

9656058       286/286     F                  44,000.00          ZZ
                          180                43,415.45          1
                          6.5000             383.29             80
                          6.2500             383.29
CLOVIS        NM 88101    1                  01/27/05           00
0003807773                05                 03/01/05           0.0000
0003807773                N                  02/01/20
0

9656060       286/286     F                  295,000.00         ZZ
                          180                290,648.30         2
                          5.2500             2371.44            47
                          5.0000             2371.44
LAWNDALE      CA 90260    5                  01/12/05           00
0003810272                05                 03/01/05           0.0000
0003810272                O                  02/01/20
0

9656062       286/286     F                  52,000.00          ZZ
                          180                51,264.12          1
                          5.7500             431.82             80
                          5.5000             431.82
LURAY         VA 22835    1                  01/31/05           00
0003815858                05                 03/01/05           0.0000
0003815858                N                  02/01/20
0

9656064       286/286     F                  77,000.00          ZZ
                          180                76,193.23          1
                          5.8750             644.59             58
                          5.6250             644.59
JOLIET        IL 60435    5                  02/02/05           00
0003819819                05                 04/01/05           0.0000
0003819819                N                  03/01/20
0

9656066       286/286     F                  146,400.00         ZZ
                          180                144,800.51         1
                          5.3750             1186.53            80
                          5.1250             1186.53
PORTAGE       MI 49024    1                  02/03/05           00
0003822214                05                 04/01/05           0.0000
0003822214                O                  03/01/20
0

9656068       286/286     F                  420,000.00         ZZ
                          180                414,240.52         1
                          6.1250             3572.63            80
                          5.8750             3572.63
SPARKS        NV 89434    5                  01/20/05           00
0003823668                03                 03/01/05           0.0000
0003823668                O                  02/01/20
0

9656070       286/286     F                  65,000.00          ZZ
                          180                63,775.36          1
                          5.2500             522.53             32
                          5.0000             522.53
VIRGINIA BEACHVA 23451    1                  01/28/05           00
0003832813                01                 03/01/05           0.0000
0003832813                O                  02/01/20
0

9656072       286/286     F                  113,750.00         ZZ
                          180                112,678.66         1
                          7.1250             1030.39            64
                          6.8750             1030.39
STERLING HEIGHMI 48312    5                  02/04/05           00
0003833800                05                 04/01/05           0.0000
0003833800                O                  03/01/20
0

9656074       286/286     F                  146,000.00         ZZ
                          180                143,933.95         1
                          5.7500             1212.40            100
                          5.5000             1212.40
STOCKBRIDGE   GA 30281    1                  01/31/05           11
0003835372                03                 03/01/05           30.0000
0003835372                O                  02/01/20
0

9656078       286/286     F                  90,200.00          ZZ
                          180                88,963.08          1
                          6.1250             767.27             57
                          5.8750             767.27
KISSIMMEE     FL 34743    1                  01/31/05           00
0003847034                05                 03/01/05           0.0000
0003847034                N                  02/01/20
0

9656080       286/286     F                  70,000.00          ZZ
                          180                69,089.59          1
                          6.7500             619.44             55
                          6.5000             619.44
INDIANAPOLIS  IN 46220    2                  01/28/05           00
0003858559                05                 03/01/05           0.0000
0003858559                N                  02/01/20
0

9656082       286/286     F                  150,000.00         ZZ
                          180                148,378.20         1
                          5.5000             1225.63            70
                          5.2500             1225.63
GARDEN GROVE  CA 92843    1                  02/03/05           00
0003859614                05                 04/01/05           0.0000
0003859614                O                  03/01/20
0

9656546       286/286     F                  65,000.00          ZZ
                          180                62,178.56          1
                          5.6250             535.43             71
                          5.3750             535.43
MACON         GA 31210    2                  10/22/04           00
0003653124                05                 12/01/04           0.0000
0003653124                N                  11/01/19
0

9656550       286/286     F                  150,000.00         ZZ
                          120                146,162.39         1
                          5.2500             1609.38            75
                          5.0000             1609.38
LITCHFIELD PARAZ 85340    2                  01/14/05           00
0003705769                05                 03/01/05           0.0000
0003705769                O                  02/01/15
0

9656556       286/286     F                  247,900.00         ZZ
                          168                244,054.10         3
                          5.8750             2168.12            33
                          5.6250             2168.12
CHICAGO       IL 60657    2                  01/19/05           00
0003723456                05                 03/01/05           0.0000
0003723456                N                  02/01/19
0

9656558       286/286     F                  150,000.00         ZZ
                          180                147,832.64         1
                          5.5000             1225.63            38
                          5.2500             1225.63
SOUTH AMBOY   NJ 08879    2                  01/31/05           00
0003777439                05                 03/01/05           0.0000
0003777439                O                  02/01/20
0

9656560       286/286     F                  330,000.00         ZZ
                          180                319,977.79         1
                          5.0000             2609.62            50
                          4.7500             2609.62
LEESBURG      VA 20176    5                  09/28/04           00
0003778466                03                 11/01/04           0.0000
0003778466                O                  10/01/19
0

9656564       286/286     F                  146,200.00         ZZ
                          180                144,152.51         1
                          6.2500             1253.56            60
                          6.0000             1253.56
NORWOOD       CO 81435    2                  01/25/05           00
0003783221                05                 03/01/05           0.0000
0003783221                N                  02/01/20
0

9656566       286/286     F                  292,000.00         T
                          180                288,809.82         1
                          5.3750             2366.56            80
                          5.1250             2366.56
SOUTH YARMOUTHMA 02664    1                  02/07/05           00
0003783691                05                 04/01/05           0.0000
0003783691                O                  03/01/20
0

9656568       286/286     F                  310,000.00         T
                          180                303,388.07         1
                          5.7500             2574.28            62
                          5.5000             2574.28
DAYTON        ME 04005    5                  11/24/04           00
0003787378                05                 01/01/05           0.0000
0003787378                O                  12/01/19
0

9656570       286/286     F                  111,150.00         ZZ
                          180                109,500.01         1
                          5.8750             930.46             40
                          5.6250             930.46
WOODBRIDGE    VA 22191    2                  01/21/05           00
0003789108                09                 03/01/05           0.0000
0003789108                O                  02/01/20
0

9656574       286/286     F                  210,500.00         ZZ
                          180                207,426.76         1
                          5.3750             1706.03            53
                          5.1250             1706.03
SANDUSKY      OH 44870    5                  01/18/05           00
0003795196                05                 03/01/05           0.0000
0003795196                O                  02/01/20
0

9656576       286/286     F                  244,500.00         ZZ
                          180                240,780.10         2
                          4.8750             1917.61            53
                          4.6250             1917.61
ELMONT        NY 11003    2                  02/04/05           00
0003800124                05                 03/01/05           0.0000
0003800124                N                  02/01/20
0

9656578       286/286     F                  155,000.00         ZZ
                          180                152,737.02         1
                          5.3750             1256.23            29
                          5.1250             1256.23
SAN DIEGO     CA 92117    5                  01/11/05           00
0003802268                05                 03/01/05           0.0000
0003802268                O                  02/01/20
0

9656580       286/286     F                  133,000.00         ZZ
                          168                130,916.60         1
                          5.7500             1154.41            57
                          5.5000             1154.41
HARRIS        MN 55032    2                  01/21/05           00
0003804387                05                 03/01/05           0.0000
0003804387                O                  02/01/19
0

9656582       286/286     F                  265,000.00         ZZ
                          180                260,968.20         2
                          4.8750             2078.39            66
                          4.6250             2078.39
ENGLEWOOD     NJ 07631    5                  01/19/05           00
0003805250                05                 03/01/05           0.0000
0003805250                O                  02/01/20
0

9656584       286/286     F                  158,000.00         ZZ
                          180                155,764.12         1
                          5.7500             1312.05            37
                          5.5000             1312.05
COLUMBUS      NJ 08022    5                  01/25/05           00
0003805282                05                 03/01/05           0.0000
0003805282                O                  02/01/20
0

9656586       286/286     F                  115,000.00         ZZ
                          180                113,321.02         1
                          5.3750             932.04             57
                          5.1250             932.04
WASHINGTON    UT 84780    1                  01/14/05           00
0003805411                03                 03/01/05           0.0000
0003805411                O                  02/01/20
0

9656588       286/286     F                  110,000.00         ZZ
                          180                108,288.31         1
                          5.2500             884.27             76
                          5.0000             884.27
NORTH CANTON  OH 44721    2                  01/21/05           00
0003805874                05                 03/01/05           0.0000
0003805874                O                  02/01/20
0

9656590       286/286     F                  165,300.00         ZZ
                          180                162,985.15         1
                          5.8750             1383.76            79
                          5.6250             1383.76
MURRAY        UT 84123    2                  01/31/05           00
0003807225                05                 03/01/05           0.0000
0003807225                O                  02/01/20
0

9656592       286/286     F                  54,000.00          ZZ
                          120                51,911.53          1
                          5.6250             589.40             25
                          5.3750             589.40
STOCKTON      CA 95205    2                  01/21/05           00
0003807675                05                 03/01/05           0.0000
0003807675                O                  02/01/15
0

9656594       286/286     F                  148,000.00         ZZ
                          180                145,816.77         1
                          5.2500             1189.74            25
                          5.0000             1189.74
FREMONT       CA 94536    2                  01/12/05           00
0003810632                05                 03/01/05           0.0000
0003810632                O                  02/01/20
0

9656596       286/286     F                  90,000.00          TX
                          180                88,739.63          1
                          5.8750             753.41             75
                          5.6250             753.41
GARLAND       TX 75043    5                  01/27/05           00
0003811925                05                 03/01/05           0.0000
0003811925                N                  02/01/20
0

9656598       286/286     F                  180,000.00         ZZ
                          180                177,426.09         1
                          5.6250             1482.72            54
                          5.3750             1482.72
EPPING        NH 03042    5                  01/21/05           00
0003814516                03                 03/01/05           0.0000
0003814516                O                  02/01/20
0

9656600       286/286     F                  174,250.00         ZZ
                          180                171,621.68         1
                          5.6250             1435.36            85
                          5.3750             1435.36
VISALIA       CA 93292    5                  01/25/05           11
0003816968                05                 03/01/05           6.0000
0003816968                O                  02/01/20
0

9656602       286/286     F                  66,750.00          TX
                          180                65,815.23          1
                          5.8750             558.78             75
                          5.6250             558.78
DALLAS        TX 75227    5                  01/27/05           00
0003817318                05                 03/01/05           0.0000
0003817318                N                  02/01/20
0

9656604       286/286     F                  164,000.00         ZZ
                          180                160,771.99         1
                          5.7500             1361.88            80
                          5.5000             1361.88
PARKESBURG    PA 19365    5                  01/28/05           00
0003817530                05                 03/01/05           0.0000
0003817530                O                  02/01/20
0

9656606       286/286     F                  265,600.00         ZZ
                          180                262,728.34         1
                          5.5000             2170.18            70
                          5.2500             2170.18
SANTA PAULA   CA 93060    5                  01/28/05           00
0003818380                05                 04/01/05           0.0000
0003818380                O                  03/01/20
0

9656608       286/286     F                  203,250.00         ZZ
                          180                199,683.42         1
                          5.8750             1701.44            73
                          5.6250             1701.44
JACKSONVILLE  FL 32259    5                  12/21/04           00
0003819051                03                 02/01/05           0.0000
0003819051                O                  01/01/20
0

9656610       286/286     F                  63,750.00          ZZ
                          180                62,268.41          1
                          6.2500             546.61             75
                          6.0000             546.61
ARLINGTON     TX 76014    1                  01/20/05           00
0003819665                05                 03/01/05           0.0000
0003819665                N                  02/01/20
0

9656612       286/286     F                  216,000.00         ZZ
                          180                212,813.65         1
                          5.2500             1736.38            62
                          5.0000             1736.38
MUENSTER      TX 76252    2                  01/26/05           00
0003824998                05                 03/01/05           0.0000
0003824998                O                  02/01/20
0

9656614       286/286     F                  156,700.00         ZZ
                          180                154,253.94         1
                          4.8750             1229.00            70
                          4.6250             1229.00
TALLAPOOSA    GA 30176    5                  01/25/05           00
0003825050                05                 03/01/05           0.0000
0003825050                O                  02/01/20
0

9656618       286/286     F                  240,000.00         ZZ
                          180                236,603.72         1
                          5.7500             1992.99            54
                          5.5000             1992.99
CONCORD       CA 94520    5                  01/14/05           00
0003828626                05                 03/01/05           0.0000
0003828626                O                  02/01/20
0

9656620       286/286     F                  231,000.00         ZZ
                          180                227,731.11         2
                          5.7500             1918.25            48
                          5.5000             1918.25
NORTH BERGEN  NJ 07047    2                  01/21/05           00
0003829595                05                 03/01/05           0.0000
0003829595                O                  02/01/20
0

9656624       286/286     F                  115,000.00         ZZ
                          180                113,389.54         2
                          5.8750             962.69             33
                          5.6250             962.69
LOS ANGELES   CA 90047    5                  01/19/05           00
0003834885                05                 03/01/05           0.0000
0003834885                O                  02/01/20
0

9656626       286/286     F                  106,000.00         ZZ
                          180                104,738.43         1
                          5.8750             887.35             59
                          5.6250             887.35
DALLAS        TX 75214    2                  02/03/05           00
0003835912                05                 04/01/05           0.0000
0003835912                N                  03/01/20
0

9656628       286/286     F                  138,750.00         TX
                          180                136,910.49         1
                          6.0000             1170.86            75
                          5.7500             1170.86
DALLAS        TX 75214    5                  02/03/05           00
0003835924                05                 04/01/05           0.0000
0003835924                N                  03/01/20
0

9656630       286/286     F                  130,000.00         ZZ
                          180                128,124.27         2
                          5.8750             1088.26            38
                          5.6250             1088.26
RICHMOND      VA 23220    5                  01/31/05           00
0003839487                05                 03/01/05           0.0000
0003839487                N                  02/01/20
0

9656634       286/286     F                  135,000.00         ZZ
                          180                133,049.36         1
                          5.5000             1103.07            33
                          5.2500             1103.07
CHINO HILLS   CA 91709    5                  01/26/05           00
0003841618                05                 03/01/05           0.0000
0003841618                N                  02/01/20
0

9656636       286/286     F                  150,000.00         ZZ
                          180                147,810.04         1
                          5.3750             1215.70            58
                          5.1250             1215.70
RUSKIN        FL 33570    5                  01/29/05           00
0003847409                05                 03/01/05           0.0000
0003847409                O                  02/01/20
0

9656638       286/286     F                  170,000.00         ZZ
                          180                167,413.55         1
                          4.8750             1333.31            68
                          4.6250             1333.31
APALACHICOLA  FL 32320    5                  01/24/05           00
0003848219                05                 03/01/05           0.0000
0003848219                O                  02/01/20
0

9656640       286/286     F                  262,000.00         ZZ
                          180                258,292.41         1
                          5.7500             2175.68            50
                          5.5000             2175.68
ELKWOOD       VA 22718    5                  01/28/05           00
0003848370                05                 03/01/05           0.0000
0003848370                O                  02/01/20
0

9656644       286/286     F                  61,600.00          ZZ
                          180                60,709.91          1
                          5.5000             503.33             70
                          5.2500             503.33
NASHVILLE     TN 37207    5                  01/25/05           00
0003850496                05                 03/01/05           0.0000
0003850496                N                  02/01/20
0

9656646       286/286     F                  95,900.00          ZZ
                          180                94,499.87          1
                          5.3750             777.24             70
                          5.1250             777.24
ASHEVILLE     NC 28803    5                  01/28/05           00
0003851114                05                 03/01/05           0.0000
0003851114                N                  02/01/20
0

9656648       286/286     F                  90,000.00          ZZ
                          180                88,686.03          1
                          5.3750             729.42             75
                          5.1250             729.42
CANDLER       NC 28715    2                  01/28/05           00
0003851142                05                 03/01/05           0.0000
0003851142                N                  02/01/20
0

9656650       286/286     F                  284,600.00         ZZ
                          180                280,040.95         1
                          5.8750             2382.44            35
                          5.6250             2382.44
UNION CITY    CA 94587    2                  01/31/05           00
0003852290                03                 04/01/05           0.0000
0003852290                O                  03/01/20
0

9656656       286/286     F                  282,000.00         T
                          180                276,842.04         1
                          5.3750             2285.52            35
                          5.1250             2285.52
SEA ISLE CITY NJ 08243    5                  12/23/04           00
0003855034                01                 02/01/05           0.0000
0003855034                O                  01/01/20
0

9656658       286/286     F                  96,800.00          TX
                          180                95,535.05          1
                          5.8750             810.34             52
                          5.6250             810.34
DALLAS        TX 75206    5                  02/03/05           00
0003855179                05                 04/01/05           0.0000
0003855179                N                  03/01/20
0

9656660       286/286     F                  168,000.00         ZZ
                          180                164,739.33         1
                          5.2500             1350.52            80
                          5.0000             1350.52
COVINGTON     TN 38019    1                  01/04/05           00
0003855212                05                 02/01/05           0.0000
0003855212                O                  01/01/20
0

9656662       286/286     F                  336,000.00         ZZ
                          180                331,089.70         1
                          5.5000             2745.41            60
                          5.2500             2745.41
GLEN COVE     NY 11542    5                  01/27/05           00
0003857825                05                 03/01/05           0.0000
0003857825                O                  02/01/20
0

9659670       286/286     F                  230,000.00         ZZ
                          180                225,793.12         1
                          5.3750             1864.08            32
                          5.1250             1864.08
MERCED        CA 95340    1                  12/22/04           00
0000311340                05                 02/01/05           0.0000
0000311340                O                  01/01/20
0

9659672       286/286     F                  54,000.00          ZZ
                          180                53,219.73          1
                          5.5000             441.23             30
                          5.2500             441.23
GAITHERSBURG  MD 20886    2                  01/26/05           00
0003813655                09                 03/01/05           0.0000
0003813655                O                  02/01/20
0

9659674       286/286     F                  457,500.00         ZZ
                          180                450,523.49         1
                          5.7500             3799.13            75
                          5.5000             3799.13
VOORHEES      NJ 08043    2                  01/26/05           00
0003816023                05                 03/01/05           0.0000
0003816023                O                  02/01/20
0

9659676       286/286     F                  170,000.00         ZZ
                          180                167,579.18         1
                          5.7500             1411.70            60
                          5.5000             1411.70
LANHAM        MD 20706    5                  01/26/05           00
0003827374                05                 03/01/05           0.0000
0003827374                O                  02/01/20
0

9659678       286/286     F                  110,000.00         ZZ
                          180                108,008.59         1
                          5.5000             898.80             17
                          5.2500             898.80
ORANGE        CA 92869    5                  12/28/04           00
0003828937                05                 02/01/05           0.0000
0003828937                O                  01/01/20
0

9659680       286/286     F                  222,000.00         ZZ
                          180                218,725.15         1
                          5.2500             1784.61            69
                          5.0000             1784.61
MACON         GA 31220    1                  01/28/05           00
0003845374                05                 03/01/05           0.0000
0003845374                O                  02/01/20
0

9659682       286/286     F                  155,000.00         ZZ
                          180                152,806.55         1
                          5.7500             1287.14            42
                          5.5000             1287.14
OAK GROVE     MN 55011    5                  01/26/05           00
0003845462                05                 03/01/05           0.0000
0003845462                O                  02/01/20
0

9659684       286/286     F                  116,500.00         ZZ
                          180                113,720.45         1
                          5.3750             944.20             44
                          5.1250             944.20
BALTIMORE     MD 21236    5                  02/07/05           00
0003846946                05                 04/01/05           0.0000
0003846946                O                  03/01/20
0

9659686       286/286     F                  276,000.00         ZZ
                          180                272,953.08         1
                          5.2500             2218.71            33
                          5.0000             2218.71
ASHBURN       VA 20147    2                  02/07/05           00
0003871389                03                 04/01/05           0.0000
0003871389                O                  03/01/20
0

9667998       956/956     F                  300,000.00         ZZ
                          180                294,568.69         1
                          5.5000             2451.25            74
                          5.2500             2451.25
ANTIOCH       CA 94531    5                  12/29/04           00
214120021                 05                 02/01/05           0.0000
214120021                 N                  01/01/20
0

9668000       956/956     F                  150,000.00         ZZ
                          180                148,361.21         1
                          5.3750             1215.70            52
                          5.1250             1215.70
SACRAMENTO    CA 95833    5                  02/14/05           00
315020009                 05                 04/01/05           0.0000
315020009                 O                  03/01/20
0

9668004       956/956     F                  450,000.00         ZZ
                          180                440,202.05         1
                          5.5000             3676.88            60
                          5.2500             3676.88
GARDEN GROVE  CA 92840    2                  11/18/04           00
614110027                 05                 01/01/05           0.0000
614110027                 O                  12/01/19
0

9668006       956/956     F                  190,000.00         ZZ
                          180                187,254.69         1
                          5.5000             1552.46            34
                          5.2500             1552.46
DAVIS         CA 95616    2                  01/28/05           00
615010042                 05                 03/01/05           0.0000
615010042                 O                  02/01/20
0

9668008       956/956     F                  140,000.00         ZZ
                          180                137,874.32         1
                          5.3750             1134.65            46
                          5.1250             1134.65
FLAGLER BEACH FL 32136    5                  01/19/05           00
1214120015                05                 03/01/05           0.0000
1214120015                O                  02/01/20
0

9668012       956/956     F                  160,000.00         ZZ
                          180                157,664.08         2
                          5.3750             1296.74            49
                          5.1250             1296.74
SAINT PAUL    MN 55103    2                  01/10/05           00
1814110352                05                 03/01/05           0.0000
1814110352                N                  02/01/20
0

9668014       956/956     F                  350,400.00         ZZ
                          180                345,186.51         1
                          5.3750             2839.87            49
                          5.1250             2839.87
NORTHRIDGE    CA 91326    2                  01/21/05           00
1814120056                03                 03/01/05           0.0000
1814120056                O                  02/01/20
0

9668016       956/956     F                  425,000.00         ZZ
                          180                420,452.74         1
                          5.6250             3500.86            70
                          5.3750             3500.86
PEMBROKE PINESFL 33028    5                  02/11/05           00
1815020008                03                 04/01/05           0.0000
1815020008                O                  03/01/20
0

9668018       956/956     F                  124,200.00         T
                          180                122,378.62         1
                          5.3750             1006.60            60
                          5.1250             1006.60
IDYLLWILD     CA 92549    2                  01/07/05           00
1914120041                05                 03/01/05           0.0000
1914120041                O                  02/01/20
0

9668020       956/956     F                  200,000.00         ZZ
                          180                197,814.95         1
                          5.3750             1620.93            72
                          5.1250             1620.93
BELL          CA 90201    5                  02/08/05           00
1915020002                05                 04/01/05           0.0000
1915020002                O                  03/01/20
0

9668024       956/956     F                  232,000.00         ZZ
                          180                225,673.92         1
                          5.3750             1880.28            75
                          5.1250             1880.28
WHEELING      IL 60090    5                  11/30/04           00
2314110052                05                 01/01/05           0.0000
2314110052                O                  12/01/19
0

9668026       956/956     F                  416,000.00         ZZ
                          180                408,312.37         1
                          5.2500             3344.13            80
                          5.0000             3344.13
OJAI          CA 93023    5                  12/02/04           00
2914110023                05                 02/01/05           0.0000
2914110023                O                  01/01/20
0

9668028       956/956     F                  220,000.00         ZZ
                          180                217,621.39         1
                          5.5000             1797.58            79
                          5.2500             1797.58
CANTON        CT 06019    5                  02/03/05           00
3415010059                05                 04/01/05           0.0000
3415010059                O                  03/01/20
0

9668030       956/956     F                  154,000.00         ZZ
                          180                150,909.69         1
                          5.3750             1248.12            63
                          5.1250             1248.12
POTTSTOWN     PA 19464    5                  12/28/04           00
3814120014                05                 02/01/05           0.0000
3814120014                O                  01/01/20
0

9668032       956/956     F                  210,000.00         ZZ
                          180                205,816.37         1
                          5.3750             1701.98            61
                          5.1250             1701.98
RICHBORO      PA 18954    5                  12/15/04           00
3814120028                05                 02/01/05           0.0000
3814120028                O                  01/01/20
0

9668034       956/956     F                  200,000.00         ZZ
                          180                197,110.20         1
                          5.5000             1634.17            80
                          5.2500             1634.17
FLEETVILLE    PA 18420    5                  01/06/05           00
3814120092                05                 03/01/05           0.0000
3814120092                O                  02/01/20
0

9668036       956/956     F                  235,000.00         ZZ
                          180                231,467.73         1
                          5.3750             1904.59            74
                          5.1250             1904.59
CHAPEL HILL   NC 27517    5                  01/03/05           00
3914120067                05                 03/01/05           0.0000
3914120067                O                  02/01/20
0

9668038       956/956     F                  165,000.00         ZZ
                          180                163,197.32         1
                          5.3750             1337.27            75
                          5.1250             1337.27
DUNEDIN       FL 34698    1                  02/11/05           00
4115010030                05                 04/01/05           0.0000
4115010030                N                  03/01/20
0

9668040       956/956     F                  251,250.00         ZZ
                          180                246,654.52         2
                          5.3750             2036.29            75
                          5.1250             2036.29
CORAL SPRINGS FL 33065    5                  12/10/04           00
4214110063                05                 02/01/05           0.0000
4214110063                N                  01/01/20
0

9668042       956/956     F                  413,000.00         ZZ
                          180                406,970.35         1
                          5.3750             3347.22            69
                          5.1250             3347.22
ELLICOTT CITY MD 21043    2                  01/06/05           00
4414120106                03                 03/01/05           0.0000
4414120106                O                  02/01/20
0

9668046       956/956     F                  400,000.00         ZZ
                          180                389,463.56         1
                          5.5000             3268.33            72
                          5.2500             3268.33
SNOHOMISH     WA 98296    5                  12/01/04           00
5514110067                05                 01/01/05           0.0000
5514110067                O                  12/01/19
0

9668048       956/956     F                  359,650.00         ZZ
                          180                355,761.50         1
                          5.5000             2938.64            76
                          5.2500             2938.64
COLLEGEVILLE  PA 19426    5                  02/02/05           00
7815010010                05                 04/01/05           0.0000
7815010010                O                  03/01/20
0

9669514       286/286     F                  246,000.00         ZZ
                          180                243,312.38         1
                          5.3750             1993.75            60
                          5.1250             1993.75
BROADVIEW HEIGOH 44147    5                  02/09/05           00
0003671108                05                 04/01/05           0.0000
0003671108                O                  03/01/20
0

9669516       286/286     F                  59,500.00          ZZ
                          180                58,896.04          2
                          6.2500             510.17             49
                          6.0000             510.17
FARGO         ND 58102    2                  02/11/05           00
0003776701                05                 04/01/05           0.0000
0003776701                N                  03/01/20
0

9669518       286/286     F                  55,500.00          ZZ
                          180                54,930.65          2
                          6.1250             472.10             46
                          5.8750             472.10
FARGO         ND 58102    2                  02/11/05           00
0003776731                05                 04/01/05           0.0000
0003776731                O                  03/01/20
0

9669520       286/286     F                  55,000.00          ZZ
                          180                54,435.76          2
                          6.1250             467.85             45
                          5.8750             467.85
FARGO         ND 58102    2                  02/11/05           00
0003776745                05                 04/01/05           0.0000
0003776745                N                  03/01/20
0

9669524       286/286     F                  203,950.00         ZZ
                          180                201,835.56         1
                          6.0000             1721.05            41
                          5.7500             1721.05
HILTON HEAD ISSC 29928    2                  02/17/05           00
0003813689                08                 04/01/05           0.0000
0003813689                N                  03/01/20
0

9669526       286/286     F                  81,900.00          ZZ
                          180                81,050.91          1
                          6.0000             691.12             90
                          5.7500             691.12
OCOEE         FL 34761    1                  02/16/05           11
0003829418                05                 04/01/05           20.0000
0003829418                N                  03/01/20
0

9669528       286/286     F                  151,200.00         ZZ
                          180                149,664.98         1
                          6.2500             1296.43            80
                          6.0000             1296.43
ALBUQUERQUE   NM 87113    2                  02/04/05           00
0003832367                05                 04/01/05           0.0000
0003832367                O                  03/01/20
0

9669530       286/286     F                  385,000.00         ZZ
                          180                377,260.69         1
                          6.8750             3433.64            70
                          6.6250             3433.64
DEFIANCE      MO 63341    5                  02/09/05           00
0003841404                03                 04/01/05           0.0000
0003841404                O                  03/01/20
0

9669532       286/286     F                  30,000.00          ZZ
                          180                29,705.05          1
                          6.6250             263.40             58
                          6.3750             263.40
PLYMOUTH      PA 18651    5                  02/17/05           00
0003843637                05                 04/01/05           0.0000
0003843637                O                  03/01/20
0

9669534       286/286     F                  107,500.00         ZZ
                          180                106,361.77         1
                          5.7500             892.70             27
                          5.5000             892.70
CINCINNATI    OH 45208    5                  02/11/05           00
0003846659                05                 04/01/05           0.0000
0003846659                O                  03/01/20
0

9669536       286/286     F                  104,000.00         ZZ
                          180                102,887.23         1
                          5.6250             856.69             23
                          5.3750             856.69
BRAINTREE     MA 02184    5                  02/17/05           00
0003854497                05                 04/01/05           0.0000
0003854497                O                  03/01/20
0

9669538       286/286     F                  286,400.00         ZZ
                          180                283,492.53         1
                          6.2500             2455.66            80
                          6.0000             2455.66
CORRALES      NM 87048    5                  02/08/05           00
0003862297                05                 04/01/05           0.0000
0003862297                O                  03/01/20
0

9669540       286/286     F                  116,500.00         ZZ
                          180                115,279.38         1
                          5.8750             975.25             80
                          5.6250             975.25
LEWISVILLE    TX 75067    2                  02/15/05           00
0003874248                05                 04/01/05           0.0000
0003874248                O                  03/01/20
0

9669542       286/286     F                  146,400.00         ZZ
                          180                144,849.91         1
                          5.7500             1215.73            80
                          5.5000             1215.73
BURNSVILLE    MN 55337    5                  02/02/05           00
0003874670                03                 04/01/05           0.0000
0003874670                O                  03/01/20
0

9669640       286/286     F                  531,000.00         ZZ
                          180                523,870.51         1
                          6.3750             4589.17            75
                          6.1250             4589.17
FORT WASHINGTOMD 20744    1                  01/20/05           00
0003846803                05                 03/01/05           0.0000
0003846803                N                  02/01/20
0

9690206       E23/G02     F                  147,000.00         ZZ
                          180                145,975.76         1
                          5.8750             1230.56            27
                          5.6250             1230.56
SAN JOSE      CA 95132    2                  02/28/05           00
0439024084                05                 05/01/05           0.0000
61019034                  N                  04/01/20
0

9694242       E23/G02     F                  44,250.00          TX
                          180                43,935.11          1
                          5.6250             364.50             75
                          5.3750             364.50
LAKE JACKSON  TX 77566    5                  03/14/05           00
0439052374                05                 05/01/05           0.0000
75001221                  N                  04/01/20
0

9695100       E23/G02     F                  52,100.00          TX
                          180                51,733.14          1
                          5.7500             432.64             75
                          5.5000             432.64
LAKE JACKSON  TX 77566    5                  03/14/05           00
0439079575                05                 05/01/05           0.0000
75001222                  N                  04/01/20
0

9709311       F28/G02     F                  500,000.00         ZZ
                          180                483,887.59         1
                          5.7500             4152.06            58
                          5.5000             4152.06
SUNSET BEACH  CA 90742    1                  08/26/04           00
0438700429                01                 10/01/04           0.0000
1935583                   N                  09/01/19
0

9726695       Y65/G02     F                  85,500.00          ZZ
                          180                83,713.81          1
                          6.0000             721.50             75
                          5.7500             721.50
KATY          TX 77450    2                  11/11/04           00
0438783664                03                 01/01/05           0.0000
40208644                  N                  12/01/19
0

9727657       B42/G02     F                  430,000.00         ZZ
                          180                418,826.25         1
                          5.2500             3456.67            64
                          5.0000             3456.67
REDWOOD CITY  CA 94061    2                  10/25/04           00
0438752974                05                 12/01/04           0.0000
31608                     N                  11/01/19
0

9727681       B42/G02     F                  350,000.00         T
                          180                334,099.79         1
                          5.5000             2859.79            62
                          5.2500             2859.79
KETCHUM       ID 83340    5                  11/30/04           00
0438752917                01                 01/01/05           0.0000
25523                     O                  12/01/19
0

9734094       286/286     F                  188,000.00         ZZ
                          180                186,690.06         1
                          5.8750             1573.79            78
                          5.6250             1573.79
EASTON        PA 18040    2                  03/24/05           00
0003834704                03                 05/01/05           0.0000
0003834704                O                  04/01/20
0

9734096       286/286     F                  157,000.00         ZZ
                          180                155,847.06         1
                          5.2500             1262.09            67
                          5.0000             1262.09
MORGANTOWN    WV 26505    5                  03/16/05           00
0003860581                05                 05/01/05           0.0000
0003860581                O                  04/01/20
0

9734098       286/286     F                  52,800.00          ZZ
                          180                52,480.06          2
                          7.5000             489.47             60
                          7.2500             489.47
CLEVELAND     OH 44110    5                  03/25/05           00
0003863503                05                 05/01/05           0.0000
0003863503                N                  04/01/20
0

9734100       286/286     F                  217,700.00         ZZ
                          180                216,101.29         1
                          5.2500             1750.05            69
                          5.0000             1750.05
EDMONDS       WA 98026    1                  03/15/05           00
0003863730                05                 05/01/05           0.0000
0003863730                O                  04/01/20
0

9734102       286/286     F                  72,000.00          ZZ
                          180                71,514.04          1
                          6.2500             617.35             48
                          6.0000             617.35
PHOENIX       AZ 85023    2                  03/16/05           00
0003872247                05                 05/01/05           0.0000
0003872247                O                  04/01/20
0

9734104       286/286     F                  62,000.00          ZZ
                          180                61,367.44          1
                          5.8750             519.02             78
                          5.6250             519.02
HOLLYWOOD     FL 33023    2                  03/16/05           00
0003877863                07                 05/01/05           0.0000
0003877863                O                  04/01/20
0

9734106       286/286     F                  63,300.00          ZZ
                          180                62,863.57          1
                          6.0000             534.17             79
                          5.7500             534.17
NORFOLK       VA 23502    5                  03/15/05           00
0003882940                07                 05/01/05           0.0000
0003882940                N                  04/01/20
0

9734108       286/286     F                  172,000.00         ZZ
                          180                170,801.54         1
                          5.8750             1439.85            80
                          5.6250             1439.85
STERLING HEIGHMI 48310    1                  03/30/05           00
0003889314                05                 05/01/05           0.0000
0003889314                O                  04/01/20
0

9734110       286/286     F                  207,000.00         ZZ
                          180                204,808.31         1
                          5.7500             1718.95            45
                          5.5000             1718.95
LOS ANGELES   CA 90016    5                  02/22/05           00
0003894322                05                 04/01/05           0.0000
0003894322                O                  03/01/20
0

9734112       286/286     F                  219,680.00         ZZ
                          180                218,116.68         1
                          5.6250             1809.58            80
                          5.3750             1809.58
THE DALLES    OR 97058    5                  03/11/05           00
0003895808                05                 05/01/05           0.0000
0003895808                O                  04/01/20
0

9734114       286/286     F                  623,950.00         ZZ
                          180                619,556.32         1
                          5.7500             5181.35            80
                          5.5000             5181.35
VIRGINIA BEACHVA 23452    5                  03/09/05           00
0003897334                05                 05/01/05           0.0000
0003897334                O                  04/01/20
0

9734116       286/286     F                  100,000.00         ZZ
                          180                99,265.64          1
                          5.2500             803.88             80
                          5.0000             803.88
VIRGINIA BEACHVA 23454    1                  03/28/05           00
0003903596                01                 05/01/05           0.0000
0003903596                O                  04/01/20
0

9734118       286/286     F                  150,000.00         ZZ
                          180                147,868.93         1
                          5.2500             1205.82            66
                          5.0000             1205.82
CHESAPEAKE    VA 23320    1                  04/01/05           00
0003907059                05                 06/01/05           0.0000
0003907059                O                  05/01/20
0

9734120       286/286     F                  121,600.00         ZZ
                          180                120,707.01         1
                          5.2500             977.52             80
                          5.0000             977.52
BLUE RIDGE    VA 24064    1                  03/25/05           00
0003910976                05                 05/01/05           0.0000
0003910976                O                  04/01/20
0

9734122       286/286     F                  66,000.00          ZZ
                          180                65,005.35          1
                          5.8750             552.50             54
                          5.6250             552.50
PORT ARTHUR   TX 77642    2                  03/18/05           00
0003921631                05                 05/01/05           0.0000
0003921631                O                  04/01/20
0

9734126       286/286     F                  38,250.00          ZZ
                          180                37,991.83          2
                          6.2500             327.97             90
                          6.0000             327.97
CLOVIS        NM 88101    1                  03/09/05           11
0003927542                05                 05/01/05           25.0000
0003927542                N                  04/01/20
0

9734128       286/286     F                  345,000.00         ZZ
                          180                342,671.48         1
                          6.2500             2958.11            72
                          6.0000             2958.11
LA VERNE      CA 91750    5                  03/24/05           00
0003928072                05                 05/01/05           0.0000
0003928072                O                  04/01/20
0

9734130       286/286     F                  60,000.00          ZZ
                          180                59,599.32          1
                          6.3750             518.56             65
                          6.1250             518.56
COLORADO SPRINCO 80906    5                  03/23/05           00
0003931269                01                 05/01/05           0.0000
0003931269                N                  04/01/20
0

9734132       286/286     F                  160,000.00         ZZ
                          180                158,908.56         1
                          6.1250             1361.00            79
                          5.8750             1361.00
GENEVA        IL 60134    2                  03/25/05           00
0003933992                05                 05/01/05           0.0000
0003933992                N                  04/01/20
0

9734134       286/286     F                  640,000.00         ZZ
                          180                635,540.65         1
                          5.8750             5357.56            80
                          5.6250             5357.56
FAIRFAX       VA 22030    5                  03/14/05           00
0003936674                03                 05/01/05           0.0000
0003936674                O                  04/01/20
0

9734140       286/286     F                  288,700.00         ZZ
                          180                286,210.06         1
                          5.7500             2397.40            75
                          5.5000             2397.40
FOUNTAIN HILLSAZ 85268    1                  03/17/05           00
0003948206                05                 05/01/05           0.0000
0003948206                N                  04/01/20
0

9734144       286/286     F                  50,000.00          ZZ
                          180                49,690.35          1
                          7.2500             456.44             27
                          7.0000             456.44
BRANDON       FL 33511    1                  03/23/05           00
0003960714                03                 05/01/05           0.0000
0003960714                O                  04/01/20
0

9734146       286/286     F                  76,960.00          ZZ
                          180                76,418.06          1
                          5.7500             639.09             80
                          5.5000             639.09
NEWPORT NEWS  VA 23606    1                  03/31/05           00
0003967227                05                 05/01/05           0.0000
0003967227                N                  04/01/20
0

9734148       286/286     F                  93,600.00          ZZ
                          180                92,960.77          1
                          6.3750             808.94             80
                          6.1250             808.94
MIDVALE       UT 84047    1                  03/29/05           00
0003977149                03                 05/01/05           0.0000
0003977149                O                  04/01/20
0

9747605       E84/G02     F                  40,125.00          ZZ
                          180                39,164.70          1
                          6.2500             344.04             75
                          6.0000             344.04
STATESVILLE   NC 28677    5                  11/05/04           00
0439079237                05                 12/01/04           0.0000
0047121138                N                  11/01/19
0

9747653       E84/G02     F                  41,250.00          ZZ
                          180                40,262.75          1
                          6.2500             353.69             75
                          6.0000             353.69
STATESVILLE   NC 28677    5                  11/05/04           00
0439042714                05                 12/01/04           0.0000
0047121137                N                  11/01/19
0

9749287       E22/G02     F                  42,000.00          ZZ
                          120                40,697.17          3
                          5.8750             463.65             17
                          5.6250             463.65
PORTLAND      CT 06480    2                  12/30/04           00
0422880559                05                 02/01/05           0.0000
0422880559                N                  01/01/15
0

9750877       E22/G02     F                  40,000.00          ZZ
                          180                39,333.96          1
                          6.5000             348.44             80
                          6.2500             348.44
ELKTON        MD 21921    1                  12/31/04           00
0422943522                07                 02/01/05           0.0000
0422943522                O                  01/01/20
0

9751622       Y21/G02     F                  44,000.00          ZZ
                          180                43,843.80          1
                          5.6250             362.45             44
                          5.3750             362.45
TUCSON        AZ 85713    5                  04/20/05           00
0439265968                05                 06/01/05           0.0000
205256228                 O                  05/01/20
0

9762433       E22/G02     F                  88,150.00          ZZ
                          180                87,003.55          1
                          6.7500             780.05             90
                          6.5000             780.05
TEXAS CITY    TX 77590    2                  01/05/05           10
0422940585                05                 03/01/05           25.0000
0422940585                O                  02/01/20
0

9780959       N74/G02     F                  116,000.00         ZZ
                          180                113,558.98         1
                          5.7500             963.28             80
                          5.5000             963.28
WADSWORTH     OH 44281    5                  01/13/05           00
0438887747                05                 02/19/05           0.0000
2200002922                O                  01/19/20
0

9780975       944/G02     F                  650,000.00         ZZ
                          180                615,524.40         1
                          5.6250             5354.26            65
                          5.3750             5354.26
GRADYVILLE    PA 19039    5                  11/15/04           00
0438894008                05                 01/01/05           0.0000
W01776101                 O                  12/01/19
0

9780979       E84/G02     F                  43,125.00          ZZ
                          180                42,391.64          1
                          6.2500             369.76             75
                          6.0000             369.76
STATESVILLE   NC 28677    5                  12/22/04           00
0439124322                05                 02/01/05           0.0000
0047121381                N                  01/01/20
0

9784248       286/286     F                  175,000.00         ZZ
                          180                174,404.63         1
                          6.1250             1488.60            75
                          5.8750             1488.60
GLOVERSVILLE  NY 12078    5                  04/08/05           00
0003844294                05                 06/01/05           0.0000
0003844294                N                  05/01/20
0

9784252       286/286     F                  202,500.00         ZZ
                          180                201,758.08         1
                          5.2500             1627.86            60
                          5.0000             1627.86
GARDEN GROVE  CA 92844    5                  04/13/05           00
0003894901                01                 06/01/05           0.0000
0003894901                N                  05/01/20
0

9784254       286/286     F                  97,000.00          ZZ
                          180                96,316.95          1
                          5.7500             805.50             59
                          5.5000             805.50
MOORHEAD      MN 56560    2                  03/08/05           00
0003898850                05                 05/01/05           0.0000
0003898850                O                  04/01/20
0

9784256       286/286     F                  395,000.00         ZZ
                          180                392,129.45         1
                          5.3750             3201.34            85
                          5.1250             3201.34
LAUREL        MD 20724    5                  03/21/05           11
0003915595                03                 05/01/05           12.0000
0003915595                O                  04/01/20
0

9784258       286/286     F                  57,700.00          ZZ
                          180                57,509.91          1
                          6.5000             502.63             75
                          6.2500             502.63
COLUMBUS      OH 43224    5                  04/11/05           00
0003928507                05                 06/01/05           0.0000
0003928507                N                  05/01/20
0

9784266       286/286     F                  164,000.00         ZZ
                          180                163,411.65         1
                          5.5000             1340.02            36
                          5.2500             1340.02
GARDENA       CA 90247    2                  04/04/05           00
0003945957                05                 06/01/05           0.0000
0003945957                O                  05/01/20
0

9784268       286/286     F                  102,650.00         ZZ
                          180                102,311.82         1
                          6.5000             894.20             75
                          6.2500             894.20
PHOENIX       AZ 85023    5                  04/14/05           00
0003945972                05                 06/01/05           0.0000
0003945972                N                  05/01/20
0

9784270       286/286     F                  101,250.00         ZZ
                          180                100,916.44         1
                          6.5000             882.00             68
                          6.2500             882.00
PHOENIX       AZ 85024    5                  04/14/05           00
0003945987                05                 06/01/05           0.0000
0003945987                N                  05/01/20
0

9784272       286/286     F                  169,950.00         ZZ
                          180                169,353.05         1
                          5.7500             1411.29            63
                          5.5000             1411.29
VIRGINIA BEACHVA 23456    2                  04/06/05           00
0003953792                05                 06/01/05           0.0000
0003953792                O                  05/01/20
0

9784274       286/286     F                  117,500.00         ZZ
                          180                117,103.63         1
                          6.6250             1031.65            37
                          6.3750             1031.65
RENO          NV 89523    1                  03/31/05           00
0003960368                05                 06/01/05           0.0000
0003960368                O                  05/01/20
0

9784276       286/286     F                  52,000.00          ZZ
                          180                51,828.69          1
                          6.5000             452.98             80
                          6.2500             452.98
EDGEWOOD      TX 75117    2                  03/29/05           00
0003961448                05                 06/01/05           0.0000
0003961448                O                  05/01/20
0

9784278       286/286     F                  98,000.00          ZZ
                          180                97,663.02          1
                          6.0000             826.98             62
                          5.7500             826.98
ELSAH         IL 62028    2                  04/13/05           00
0003968002                05                 06/01/05           0.0000
0003968002                O                  05/01/20
0

9784280       286/286     F                  74,000.00          ZZ
                          180                73,769.06          1
                          7.1250             670.32             57
                          6.8750             670.32
CHESAPEAKE    VA 23320    2                  04/04/05           00
0003968722                05                 06/01/05           0.0000
0003968722                N                  05/01/20
0

9784282       286/286     F                  132,750.00         TX
                          180                132,312.66         1
                          6.5000             1156.40            75
                          6.2500             1156.40
DALLAS        TX 75218    5                  04/08/05           00
0003987524                05                 06/01/05           0.0000
0003987524                N                  05/01/20
0

9784284       286/286     F                  100,000.00         ZZ
                          180                99,666.99          1
                          6.3750             864.26             80
                          6.1250             864.26
NORFOLK       VA 23505    5                  04/21/05           00
0003994225                05                 06/01/05           0.0000
0003994225                N                  05/01/20
0

9784286       286/286     F                  42,500.00          ZZ
                          180                42,370.23          1
                          7.3750             390.97             85
                          7.1250             390.97
PHILADELPHIA  PA 19142    1                  04/21/05           11
0004001711                07                 06/01/05           12.0000
0004001711                N                  05/01/20
0

9814905       A52/U57     F                  317,600.00         ZZ
                          180                314,272.44         1
                          5.8750             2658.69            80
                          5.6250             2658.69
CLEMSON       SC 29631    1                  02/16/05           00
0438990574                05                 04/01/05           0.0000
32284                     O                  03/01/20
0

9821441       477/U57     F                  145,000.00         ZZ
                          180                143,464.77         1
                          5.7500             1204.09            44
                          5.5000             1204.09
MORENO VALLEY CA 92551    5                  02/01/05           00
0438983579                05                 04/01/05           0.0000
207279                    O                  03/01/20
0

9821595       S27/U57     F                  189,300.00         ZZ
                          180                186,735.29         1
                          5.8750             1584.67            61
                          5.6250             1584.67
HIALEAH       FL 33012    2                  02/14/05           00
0438981276                05                 04/01/05           0.0000
1010040092                O                  03/01/20
0

9825631       A50/U57     F                  30,000.00          ZZ
                          180                29,711.31          1
                          6.8750             267.56             75
                          6.6250             267.56
VALDOSTA      GA 31601    1                  02/22/05           00
0438996308                05                 04/01/05           0.0000
02188324                  O                  03/01/20
0

9826551       E22/U57     F                  196,000.00         ZZ
                          180                193,858.66         1
                          5.3750             1588.51            80
                          5.1250             1588.51
OLYMPIA       WA 98513    5                  02/23/05           00
0423116540                03                 04/01/05           0.0000
0423116540                O                  03/01/20
0

9826935       E22/U57     F                  75,000.00          ZZ
                          180                73,520.25          1
                          5.3750             607.85             52
                          5.1250             607.85
WAVELAND      MS 39576    2                  02/23/05           00
0423320241                05                 04/01/05           0.0000
0423320241                O                  03/01/20
0

9827653       E22/U57     F                  52,000.00          ZZ
                          180                51,460.89          1
                          6.0000             438.81             80
                          5.7500             438.81
OMAHA         NE 68132    5                  03/01/05           00
0422900019                05                 04/01/05           0.0000
0422900019                N                  03/01/20
0

9828131       X89/G02     F                  309,000.00         ZZ
                          180                305,861.73         1
                          6.2500             2649.44            72
                          6.0000             2649.44
ALTA LOMA     CA 91701    5                  02/23/05           00
0439017658                05                 04/01/05           0.0000
3004347                   O                  03/01/20
0

9828721       E22/U57     F                  52,000.00          T
                          180                51,455.19          1
                          5.8750             435.30             80
                          5.6250             435.30
HALLANDALE    FL 33009    1                  03/02/05           00
0423286954                01                 04/01/05           0.0000
0423286954                O                  03/01/20
0

9828879       E22/U57     F                  224,000.00         ZZ
                          180                221,552.75         1
                          5.3750             1815.44            60
                          5.1250             1815.44
ONTARIO       CA 91762    5                  02/23/05           00
0423145333                05                 04/01/05           0.0000
0423145333                O                  03/01/20
0

9829079       286/286     F                  428,000.00         ZZ
                          180                420,489.55         1
                          5.8750             3582.87            80
                          5.6250             3582.87
RIDGEWOOD     NJ 07450    2                  12/11/04           00
3701958                   05                 02/01/05           0.0000
3701958                   O                  01/01/20
0

9829097       286/286     F                  650,000.00         ZZ
                          180                636,209.07         1
                          5.2500             5225.21            55
                          5.0000             5225.21
CHEVY CHASE   MD 20815    5                  12/06/04           00
3706456                   05                 02/01/05           0.0000
3706456                   O                  01/01/20
0

9829103       286/286     F                  400,000.00         ZZ
                          180                388,712.80         1
                          5.5000             3268.34            70
                          5.2500             3268.34
DOWNEY        CA 90242    5                  12/03/04           00
3708694                   05                 02/01/05           0.0000
3708694                   O                  01/01/20
0

9829119       286/286     F                  360,000.00         TX
                          180                353,616.72         1
                          5.7500             2989.48            80
                          5.5000             2989.48
HOUSTON       TX 77077    5                  12/17/04           00
3721911                   03                 02/01/05           0.0000
3721911                   O                  01/01/20
0

9829129       286/286     F                  712,500.00         ZZ
                          180                697,145.58         1
                          5.6250             5869.09            75
                          5.3750             5869.09
LIBERTYVILLE  IL 60048    5                  11/24/04           00
3730036                   05                 01/01/05           0.0000
3730036                   O                  12/01/19
0

9829141       286/286     F                  443,000.00         ZZ
                          180                435,063.05         1
                          5.6250             3649.14            46
                          5.3750             3649.14
COTO DE CAZA  CA 92679    5                  12/08/04           00
3732849                   03                 02/01/05           0.0000
3732849                   O                  01/01/20
0

9829159       286/286     F                  416,000.00         ZZ
                          180                408,391.11         1
                          5.3750             3371.54            80
                          5.1250             3371.54
MIAMI         FL 33180    5                  12/15/04           00
3749015                   03                 02/01/05           0.0000
3749015                   O                  01/01/20
0

9829173       286/286     F                  552,300.00         T
                          180                542,093.55         1
                          5.2500             4439.82            70
                          5.0000             4439.82
EMERALD ISLE  NC 28594    1                  12/21/04           00
3779490                   05                 02/01/05           0.0000
3779490                   O                  01/01/20
0

9829175       286/286     F                  400,000.00         ZZ
                          180                392,519.50         1
                          5.1250             3189.29            59
                          4.8750             3189.29
SAN DIEGO     CA 92129    5                  12/20/04           00
3780729                   05                 02/01/05           0.0000
3780729                   O                  01/01/20
0

9829195       286/286     F                  555,000.00         ZZ
                          180                541,013.44         1
                          5.6250             4571.72            74
                          5.3750             4571.72
KENNESAW      GA 30152    5                  10/22/04           00
3550428                   03                 12/01/04           0.0000
3550428                   O                  11/01/19
0

9829197       286/286     F                  629,000.00         ZZ
                          180                614,903.78         1
                          5.3750             5097.83            70
                          5.1250             5097.83
GLENVIEW      IL 60026    1                  11/30/04           00
3587673                   01                 01/01/05           0.0000
3587673                   O                  12/01/19
0

9829239       286/286     F                  514,000.00         T
                          180                504,491.49         1
                          5.2500             4131.94            70
                          5.0000             4131.94
CAMBRIA       CA 93428    1                  12/01/04           00
3679068                   05                 02/01/05           0.0000
3679068                   O                  01/01/20
0

9830115       E22/U57     F                  80,800.00          ZZ
                          180                79,988.52          1
                          6.3750             698.31             80
                          6.1250             698.31
FORT WORTH    TX 76053    1                  02/24/05           00
0423406685                03                 04/01/05           0.0000
0423406685                N                  03/01/20
0

9830185       E82/G02     F                  143,500.00         ZZ
                          180                142,468.04         1
                          5.5000             1172.51            63
                          5.2500             1172.51
HOWELL TOWNSHINJ 07731    2                  03/02/05           00
0401089008                05                 05/01/05           0.0000
0401089008                O                  04/01/20
0

9831549       T44/G02     F                  61,500.00          ZZ
                          180                61,076.00          1
                          6.0000             518.97             75
                          5.7500             518.97
SALLISAW      OK 74955    5                  03/01/05           00
0439007329                05                 05/01/05           0.0000
1131309                   N                  04/01/20
0

9831929       E11/G02     F                  145,000.00         ZZ
                          180                143,480.82         1
                          5.8750             1213.82            77
                          5.6250             1213.82
PHOENIX       AZ 85044    5                  02/22/05           00
0439009549                03                 04/01/05           0.0000
0006001076857             N                  03/01/20
0

9832517       E22/G02     F                  136,500.00         ZZ
                          180                134,961.57         1
                          5.0000             1079.43            63
                          4.7500             1079.43
NORTH MIAMI   FL 33161    5                  02/28/05           00
0423424456                05                 04/01/05           0.0000
0423424456                O                  03/01/20
0

9833165       168/G02     F                  435,000.00         ZZ
                          180                430,197.82         1
                          5.2500             3496.87            66
                          5.0000             3496.87
WEST BLOOMFIELMI 48323    5                  02/10/05           00
0439055872                05                 04/01/05           0.0000
0549419292                O                  03/01/20
0

9833189       168/G02     F                  441,600.00         ZZ
                          180                435,152.77         1
                          5.3750             3579.02            80
                          5.1250             3579.02
GERMANTOWN    MD 20874    5                  01/20/05           00
0439056029                03                 03/01/05           0.0000
0549300457                O                  02/01/20
0

9833451       E22/U57     F                  87,500.00          ZZ
                          180                86,573.56          1
                          5.7500             726.61             39
                          5.5000             726.61
CHANDLER      AZ 85225    5                  02/24/05           00
0423466325                05                 04/01/05           0.0000
0423466325                O                  03/01/20
0

9833529       E22/G02     F                  77,400.00          ZZ
                          180                76,854.97          1
                          5.7500             642.74             90
                          5.5000             642.74
HOUSTON       TX 77017    2                  03/01/05           10
0423411354                05                 05/01/05           12.0000
0423411354                O                  04/01/20
0

9833659       E22/G02     F                  50,000.00          ZZ
                          180                49,658.93          1
                          6.1250             425.31             74
                          5.8750             425.31
COLUMBIA      KY 42728    5                  03/07/05           00
0423327105                05                 05/01/05           0.0000
0423327105                N                  04/01/20
0

9833695       E22/G02     F                  62,800.00          ZZ
                          180                62,376.14          1
                          6.2500             538.46             80
                          6.0000             538.46
ARLINGTON     TX 76017    1                  02/25/05           00
0423320936                05                 05/01/05           0.0000
0423320936                N                  04/01/20
0

9833715       E22/G02     F                  264,000.00         ZZ
                          180                261,145.66         1
                          5.5000             2157.10            75
                          5.2500             2157.10
UPPER MARLBOROMD 20772    5                  03/01/05           00
0423269083                05                 04/01/05           0.0000
0423269083                O                  03/01/20
0

9833879       E82/G02     F                  134,500.00         ZZ
                          180                133,562.84         1
                          5.8750             1125.92            68
                          5.6250             1125.92
DEADWOOD      OR 97430    2                  03/08/05           00
0401076815                05                 05/01/05           0.0000
0401076815                N                  04/01/20
0

9835925       E22/G02     F                  42,500.00          ZZ
                          180                38,445.79          1
                          5.6250             350.09             34
                          5.3750             350.09
ALBERTVILLE   AL 35950    5                  03/03/05           00
0423320225                05                 04/01/05           0.0000
0423320225                O                  03/01/20
0

9836069       E22/U57     F                  90,000.00          ZZ
                          180                89,125.10          1
                          5.8750             753.41             26
                          5.6250             753.41
COLFAX        CA 95713    5                  03/01/05           00
0423374966                05                 05/01/05           0.0000
0423374966                O                  04/01/20
0

9836165       E22/U57     F                  66,700.00          ZZ
                          180                66,009.30          1
                          5.2500             536.19             44
                          5.0000             536.19
GARDENDALE    AL 35071    5                  03/03/05           00
0423465582                05                 05/01/05           0.0000
0423465582                O                  04/01/20
0

9836215       E22/G02     F                  31,500.00          ZZ
                          180                31,296.31          1
                          6.7500             278.75             70
                          6.5000             278.75
WICHITA       KS 67212    5                  03/08/05           00
0423538487                05                 05/01/05           0.0000
0423538487                N                  04/01/20
0

9837833       E22/G02     F                  71,200.00          ZZ
                          180                70,714.32          1
                          6.1250             605.64             80
                          5.8750             605.64
WEAVER        AL 36277    5                  03/04/05           00
0423096502                05                 05/01/05           0.0000
0423096502                O                  04/01/20
0

9838043       E22/G02     F                  100,000.00         ZZ
                          180                99,297.06          1
                          6.1250             850.62             67
                          5.8750             850.62
RENO          NV 89502    5                  03/04/05           00
0423387216                05                 05/01/05           0.0000
0423387216                N                  04/01/20
0

9838071       E22/G02     F                  66,800.00          ZZ
                          120                65,854.10          1
                          5.7500             733.26             63
                          5.5000             733.26
HOUSTON       TX 77041    2                  03/04/05           00
0423415405                05                 05/01/05           0.0000
0423415405                O                  04/01/15
0

9838087       E22/U57     F                  140,000.00         ZZ
                          180                138,982.59         1
                          5.3750             1134.65            78
                          5.1250             1134.65
YELM          WA 98597    5                  02/28/05           00
0423426725                03                 05/01/05           0.0000
0423426725                O                  04/01/20
0

9838119       E22/G02     F                  50,000.00          ZZ
                          180                49,555.82          1
                          5.6250             411.87             72
                          5.3750             411.87
WALLAND       TN 37886    5                  03/04/05           00
0423461029                05                 05/01/05           0.0000
0423461029                O                  04/01/20
0

9838139       E22/U57     F                  90,000.00          ZZ
                          180                89,379.51          1
                          6.0000             759.47             49
                          5.7500             759.47
GAINESVILLE   FL 32607    1                  03/08/05           00
0423476449                09                 05/01/05           0.0000
0423476449                N                  04/01/20
0

9838215       E82/G02     F                  98,200.00          ZZ
                          120                96,965.90          1
                          5.5000             1065.72            63
                          5.2500             1065.72
TUCSON        AZ 85750    2                  03/07/05           00
0401091020                03                 05/01/05           0.0000
0401091020                O                  04/01/15
0

9838469       Y69/G02     F                  478,000.00         ZZ
                          180                472,831.90         1
                          5.5000             3905.66            60
                          5.2500             3905.66
SAN FRANCISCO CA 94117    2                  02/11/05           00
0439011107                01                 04/01/05           0.0000
1040025029                O                  03/01/20
0

9838539       U05/G02     F                  193,040.00         ZZ
                          180                190,226.86         1
                          5.8750             1615.97            75
                          5.6250             1615.97
LAVEEN        AZ 85339    1                  02/01/05           00
0439031097                03                 04/01/05           0.0000
3000699507                N                  03/01/20
0

9838727       225/225     F                  518,450.00         ZZ
                          180                512,666.88         1
                          5.1250             4133.71            73
                          4.8750             4133.71
ALPHARETTA    GA 30022    5                  02/08/05           00
005714147                 03                 04/01/05           0.0000
005714147                 O                  03/01/20
0

9838735       225/225     F                  925,000.00         ZZ
                          180                911,354.81         1
                          5.2500             7435.87            49
                          5.0000             7435.87
HIGHLAND BEACHFL 33487    1                  01/25/05           00
005716666                 06                 03/01/05           0.0000
005716666                 O                  02/01/20
0

9838901       N74/G02     F                  144,000.00         T
                          180                143,007.22         1
                          6.0000             1215.15            80
                          5.7500             1215.15
HOT SPRINGS   AR 71913    1                  03/07/05           00
0439022203                01                 05/01/05           0.0000
2200003120                O                  04/01/20
0

9838913       P44/G02     F                  155,200.00         ZZ
                          180                154,118.60         1
                          5.8750             1299.21            80
                          5.6250             1299.21
NEW HAVEN     CT 06515    5                  03/03/05           00
0439022476                05                 05/01/05           0.0000
0503020004                O                  04/01/20
0

9839413       E22/G02     F                  55,000.00          ZZ
                          120                54,327.10          1
                          6.0000             610.61             68
                          5.7500             610.61
HOUSTON       TX 77087    2                  03/05/05           00
0423442607                05                 05/01/05           0.0000
0423442607                O                  04/01/15
0

9839513       E22/G02     F                  136,500.00         ZZ
                          180                135,548.90         1
                          5.8750             1142.67            63
                          5.6250             1142.67
ADELANTO      CA 92301    2                  03/06/05           00
0423357441                05                 05/01/05           0.0000
0423357441                N                  04/01/20
0

9839515       E22/G02     F                  139,000.00         ZZ
                          180                138,031.50         1
                          5.8750             1163.59            64
                          5.6250             1163.59
ADELANTO      CA 92301    2                  03/06/05           00
0423358241                05                 05/01/05           0.0000
0423358241                N                  04/01/20
0

9839633       E82/G02     F                  143,500.00         ZZ
                          180                142,478.83         1
                          5.6250             1182.05            62
                          5.3750             1182.05
SEATTLE       WA 98126    2                  03/09/05           00
0401081823                05                 05/01/05           0.0000
0401081823                O                  04/01/20
0

9839743       E82/G02     F                  73,400.00          ZZ
                          180                72,861.96          1
                          5.6250             604.62             80
                          5.3750             604.62
HERNANDO      MS 38632    2                  03/04/05           00
0401064480                05                 05/01/05           0.0000
0401064480                O                  04/01/20
0

9840507       E22/G02     F                  62,400.00          ZZ
                          180                61,978.85          1
                          6.2500             535.03             80
                          6.0000             535.03
CHANNELVIEW   TX 77530    1                  03/07/05           00
0423457282                03                 05/01/05           0.0000
0423457282                N                  04/01/20
0

9841029       K60/U56     F                  220,000.00         ZZ
                          180                218,499.28         1
                          6.1250             1871.37            60
                          5.8750             1871.37
JUPITER       FL 33478    5                  03/04/05           00
0439029661                05                 05/01/05           0.0000
90320995                  O                  04/01/20
0

9841149       225/225     F                  56,000.00          ZZ
                          180                55,047.67          1
                          6.2500             480.16             80
                          6.0000             480.16
NEWPORT NEWS  VA 23608    1                  12/30/04           00
5710284                   09                 02/01/05           0.0000
5710284                   N                  01/01/20
0

9841151       225/225     F                  399,000.00         ZZ
                          180                391,925.20         1
                          5.7500             3313.34            70
                          5.5000             3313.34
WILMINGTON    NC 28403    1                  12/08/04           00
5710477                   03                 02/01/05           0.0000
5710477                   O                  01/01/20
0

9841185       225/225     F                  478,000.00         ZZ
                          180                469,346.91         1
                          5.5000             3905.66            51
                          5.2500             3905.66
ARLINGTON     VA 22201    2                  12/17/04           00
005706957                 03                 02/01/05           0.0000
005706957                 O                  01/01/20
0

9841187       225/225     F                  150,000.00         ZZ
                          180                147,748.98         1
                          5.3750             1215.70            50
                          5.1250             1215.70
MIAMI         FL 33175    2                  01/12/05           00
005709868                 05                 03/01/05           0.0000
005709868                 O                  02/01/20
0

9841201       225/225     F                  650,000.00         ZZ
                          180                638,799.15         1
                          5.1250             5182.58            27
                          4.8750             5182.58
MAITLAND      FL 32751    5                  01/13/05           00
005714360                 05                 03/01/05           0.0000
005714360                 O                  02/01/20
0

9841653       E22/G02     F                  160,790.00         ZZ
                          180                159,704.78         1
                          6.2500             1378.65            75
                          6.0000             1378.65
BROOKLYN PARK MN 55443    5                  03/14/05           00
0423425297                05                 05/01/05           0.0000
0423425297                N                  04/01/20
0

9841765       E22/G02     F                  303,000.00         ZZ
                          180                300,888.78         1
                          5.8750             2536.47            80
                          5.6250             2536.47
WEST PLAINS   MO 65775    5                  03/08/05           00
0423563857                05                 05/01/05           0.0000
0423563857                O                  04/01/20
0

9841863       E22/G02     F                  221,600.00         ZZ
                          180                218,943.48         1
                          5.6250             1825.39            80
                          5.3750             1825.39
SPRINGFIELD   MO 65807    5                  03/09/05           00
0422838136                05                 05/01/05           0.0000
0422838136                O                  04/01/20
0

9841965       E22/G02     F                  188,000.00         ZZ
                          180                186,676.16         1
                          5.7500             1561.17            80
                          5.5000             1561.17
FORT COLLINS  CO 80528    5                  03/07/05           00
0423272319                03                 05/01/05           0.0000
0423272319                N                  04/01/20
0

9841979       E22/G02     F                  75,000.00          ZZ
                          180                74,460.65          1
                          5.5000             612.81             30
                          5.2500             612.81
HIALEAH       FL 33012    5                  03/08/05           00
0423305085                05                 05/01/05           0.0000
0423305085                O                  04/01/20
0

9843305       A52/G02     F                  223,000.00         ZZ
                          180                221,429.71         1
                          5.7500             1851.81            90
                          5.5000             1851.81
CLEVELAND     GA 30528    2                  03/11/05           11
0439058389                05                 05/01/05           25.0000
90318862                  O                  04/01/20
0

9845619       E22/G02     F                  55,000.00          TX
                          180                54,608.61          1
                          5.6250             453.05             62
                          5.3750             453.05
SPRING        TX 77373    5                  03/08/04           00
0423050269                03                 05/01/05           0.0000
0423050269                O                  04/01/20
0

9845827       E22/G02     F                  30,000.00          ZZ
                          180                29,775.05          1
                          5.0000             237.24             18
                          4.7500             237.24
CHARLEVOIX    MI 49720    5                  03/10/05           00
0423513605                05                 05/01/05           0.0000
0423513605                O                  04/01/20
0

9845845       E22/G02     F                  128,500.00         ZZ
                          180                127,365.26         1
                          5.3750             1041.45            89
                          5.1250             1041.45
SPOKANE       WA 99207    2                  03/10/05           10
0423530286                05                 05/01/05           20.0000
0423530286                N                  04/01/20
0

9847043       E22/G02     F                  79,400.00          ZZ
                          180                78,852.59          1
                          6.0000             670.02             93
                          5.7500             670.02
JERSEY SHORE  PA 17740    2                  03/11/05           11
0423400845                05                 05/01/05           25.0000
0423400845                O                  04/01/20
0

9847227       E22/U57     F                  63,000.00          TX
                          180                62,570.25          1
                          6.1250             535.89             43
                          5.8750             535.89
HOUSTON       TX 77092    5                  03/11/05           00
0423295625                05                 05/01/05           0.0000
0423295625                O                  04/01/20
0

9847237       E22/U57     F                  60,000.00          ZZ
                          180                59,586.35          1
                          6.0000             506.31             80
                          5.7500             506.31
BROWNSVILLE JUME 04415    5                  03/11/05           00
0423303718                05                 05/01/05           0.0000
0423303718                O                  04/01/20
0

9847457       253/253     F                  540,000.00         TX
                          180                536,075.69         1
                          5.3750             4376.51            77
                          5.1250             4376.52
DALWORTHINGTONTX 76015    5                  03/04/02           00
382835                    05                 05/01/05           0.0000
382835                    O                  04/01/20
0

9847663       E82/G02     F                  64,800.00          ZZ
                          180                64,003.02          1
                          5.7500             538.11             47
                          5.5000             538.11
RANCHO CUCAMONCA 91701    2                  03/14/05           00
0401085204                05                 05/01/05           0.0000
0401085204                O                  04/01/20
0

9848433       U85/G02     F                  78,500.00          ZZ
                          180                77,850.74          1
                          5.7500             651.87             77
                          5.5000             651.87
DAVENPORT     IA 52806    5                  03/14/05           00
0439074600                05                 05/01/05           0.0000
90318602                  O                  04/01/20
0

9848777       E22/G02     F                  115,000.00         ZZ
                          180                112,557.24         1
                          5.3750             932.04             73
                          5.1250             932.04
GREENVILLE    SC 29609    5                  03/17/05           00
0423484344                05                 05/01/05           0.0000
0423484344                N                  04/01/20
0

9848887       E82/G02     F                  134,100.00         ZZ
                          180                133,165.62         1
                          5.8750             1122.58            90
                          5.6250             1122.58
CANTON        GA 30114    2                  03/16/05           04
0401063938                05                 05/01/05           12.0000
0401063938                O                  04/01/20
0

9848891       E82/G02     F                  127,500.00         ZZ
                          180                126,583.09         1
                          5.5000             1041.78            44
                          5.2500             1041.78
WILLIAMSBURG  VA 23185    2                  03/15/05           00
0401087929                05                 05/01/05           0.0000
0401087929                O                  04/01/20
0

9848907       E82/G02     F                  100,500.00         ZZ
                          180                99,777.25          1
                          5.5000             821.17             65
                          5.2500             821.17
TAFT          CA 93268    2                  03/16/05           00
0401081799                05                 05/01/05           0.0000
0401081799                O                  04/01/20
0

9854683       E82/G02     F                  88,400.00          ZZ
                          180                87,796.98          1
                          6.1250             751.95             39
                          5.8750             751.95
CHERRY HILL TWNJ 08002    2                  03/21/05           00
0401088224                05                 05/01/05           0.0000
0401088224                N                  04/01/20
0

9854747       E22/G02     F                  80,000.00          ZZ
                          120                79,014.63          1
                          5.8750             883.15             80
                          5.6250             883.15
OKLAHOMA CITY OK 73119    5                  03/14/05           00
0423464023                05                 05/01/05           0.0000
0423464023                O                  04/01/15
0

9854863       E22/G02     F                  87,300.00          ZZ
                          180                86,672.19          1
                          5.5000             713.31             90
                          5.2500             713.31
DANVILLE      VA 24541    5                  03/14/05           04
0423551886                05                 05/01/05           12.0000
0423551886                O                  04/01/20
0

9855577       E84/G02     F                  66,400.00          ZZ
                          180                65,711.58          1
                          6.0000             560.33             80
                          5.7500             560.33
HEPHZIBAH     GA 30815    2                  03/01/05           00
0439091810                05                 04/01/05           0.0000
31910251808               N                  03/01/20
0

9855621       E22/U57     F                  68,000.00          TX
                          180                67,510.98          1
                          5.5000             555.62             80
                          5.2500             555.62
LAKE JACKSON  TX 77566    5                  03/21/05           00
0422970087                05                 05/01/05           0.0000
0422970087                N                  04/01/20
0

9855777       E22/G02     F                  69,000.00          TX
                          180                68,529.32          1
                          6.1250             586.93             54
                          5.8750             586.93
KYLE          TX 78640    5                  03/16/05           00
0423420900                05                 05/01/05           0.0000
0423420900                O                  04/01/20
0

9855945       E22/G02     F                  89,100.00          ZZ
                          120                87,825.91          1
                          5.8750             983.61             90
                          5.6250             983.61
WARNER ROBINS GA 31093    5                  03/16/05           04
0423561679                05                 05/01/05           12.0000
0423561679                O                  04/01/15
0

9855959       E22/G02     F                  100,000.00         TX
                          180                99,310.56          1
                          6.0000             843.86             80
                          5.7500             843.86
LANCASTER     TX 75146    5                  03/21/05           00
0423572205                05                 05/01/05           0.0000
0423572205                N                  04/01/20
0

9856017       E22/G02     F                  117,800.00         ZZ
                          180                116,979.19         1
                          5.8750             986.13             95
                          5.6250             986.13
PONTIAC       MI 48340    2                  03/16/05           04
0423608330                05                 05/01/05           25.0000
0423608330                O                  04/01/20
0

9856097       E82/G02     F                  204,200.00         ZZ
                          180                202,731.52         1
                          5.5000             1668.48            66
                          5.2500             1668.48
LANSDALE      PA 19446    5                  03/18/05           00
0401096060                05                 05/01/05           0.0000
0401096060                O                  04/01/20
0

9857011       Q87/G02     F                  38,400.00          ZZ
                          180                38,018.41          1
                          6.5000             334.51             60
                          6.2500             334.51
FLINTVILLE    TN 37335    5                  03/16/05           00
0439092537                05                 04/21/05           0.0000
MODA01                    O                  03/21/20
0

9857849       E22/G02     F                  205,000.00         ZZ
                          180                203,510.23         1
                          5.3750             1661.45            45
                          5.1250             1661.45
MANALAPAN TOWNNJ 07726    1                  03/22/05           00
0422078279                05                 05/01/05           0.0000
0422078279                O                  04/01/20
0

9858007       E22/G02     F                  175,000.00         ZZ
                          180                173,741.49         1
                          5.5000             1429.90            52
                          5.2500             1429.90
SOLEDAD       CA 93960    2                  03/09/05           00
0423499540                03                 05/01/05           0.0000
0423499540                O                  04/01/20
0

9858095       E22/G02     F                  50,400.00          ZZ
                          180                50,063.45          1
                          6.3750             435.58             80
                          6.1250             435.58
PORT RICHEY   FL 34668    1                  03/22/05           00
0423578327                05                 05/01/05           0.0000
0423578327                N                  04/01/20
0

9859681       U05/G02     F                  220,000.00         TX
                          180                218,417.89         1
                          5.5000             1797.58            80
                          5.2500             1797.58
ROWLETT       TX 75089    5                  03/11/05           00
0439093402                05                 05/01/05           0.0000
3000722880                O                  04/01/20
0

9860059       E22/G02     F                  100,000.00         ZZ
                          180                99,001.75          1
                          5.8750             837.12             47
                          5.6250             837.12
BALTIMORE     MD 21225    5                  03/18/05           00
0423458991                05                 05/01/05           0.0000
0423458991                O                  04/01/20
0

9860077       E22/G02     F                  211,000.00         ZZ
                          180                209,240.18         1
                          5.8750             1766.32            95
                          5.6250             1766.32
FEASTERVILLE TPA 19053    2                  03/18/05           04
0423494525                05                 05/01/05           25.0000
0423494525                O                  04/01/20
0

9860245       E22/U57     F                  183,200.00         ZZ
                          180                181,752.20         1
                          5.6250             1509.08            80
                          5.3750             1509.08
CASSELBERRY   FL 32707    5                  03/18/05           00
0423604867                05                 05/01/05           0.0000
0423604867                O                  04/01/20
0

9860389       E82/G02     F                  66,500.00          ZZ
                          180                66,041.52          1
                          6.0000             561.17             77
                          5.7500             561.17
DAWSON        GA 39842    2                  03/21/05           00
0401094206                05                 05/01/05           0.0000
0401094206                O                  04/01/20
0

9860397       E82/G02     F                  134,000.00         ZZ
                          180                133,036.35         1
                          5.5000             1094.89            78
                          5.2500             1094.89
RALEIGH       NC 27609    2                  03/21/05           00
0401093331                05                 05/01/05           0.0000
0401093331                O                  04/01/20
0

9860403       E82/G02     F                  91,000.00          ZZ
                          180                88,995.11          1
                          5.5000             743.54             70
                          5.2500             743.54
CHESAPEAKE    VA 23324    2                  03/21/05           00
0401091038                05                 05/01/05           0.0000
0401091038                O                  04/01/20
0

9860915       E82/G02     F                  67,300.00          ZZ
                          120                66,482.14          1
                          6.1250             751.40             87
                          5.8750             751.40
COOKEVILLE    TN 38506    2                  03/17/05           04
0401095419                05                 05/01/05           20.0000
0401095419                N                  04/01/15
0

9862597       E22/G02     F                  90,250.00          ZZ
                          180                89,627.79          1
                          6.0000             761.58             95
                          5.7500             761.58
JOLIET        IL 60432    5                  03/23/05           10
0423364611                05                 05/01/05           25.0000
0423364611                O                  04/01/20
0

9862695       E22/G02     F                  61,100.00          ZZ
                          120                60,362.48          1
                          6.2500             686.03             60
                          6.0000             686.03
HOUSTON       TX 77071    2                  03/19/05           00
0423535962                03                 05/01/05           0.0000
0423535962                O                  04/01/15
0

9862845       E82/G02     F                  140,000.00         ZZ
                          120                134,225.94         1
                          5.5000             1519.37            61
                          5.2500             1519.37
GARNER        NC 27529    2                  03/23/05           00
0401089206                05                 05/01/05           0.0000
0401089206                O                  04/01/15
0

9862883       E82/G02     F                  99,000.00          ZZ
                          180                98,187.59          1
                          5.5000             808.91             65
                          5.2500             808.91
TROUTDALE     OR 97060    2                  03/22/05           00
0401099643                05                 05/01/05           0.0000
0401099643                O                  04/01/20
0

9863273       U45/U57     F                  400,000.00         ZZ
                          180                397,242.26         1
                          6.0000             3375.43            80
                          5.7500             3375.43
CHERRY VALLEY AR 72324    5                  03/17/05           00
0439099193                05                 05/01/05           0.0000
500000273                 O                  04/01/20
0

9864709       E22/G02     F                  260,000.00         TX
                          180                258,149.77         1
                          5.6250             2141.70            80
                          5.3750             2141.70
BURLESON      TX 76028    5                  03/21/05           00
0423535269                05                 05/01/05           0.0000
0423535269                O                  04/01/20
0

9864761       E22/U57     F                  116,000.00         ZZ
                          180                115,241.81         1
                          6.6250             1018.47            80
                          6.3750             1018.47
BIRMINGHAM    AL 35214    5                  03/21/05           00
0423573633                05                 05/01/05           0.0000
0423573633                O                  04/01/20
0

9864863       E22/G02     F                  280,000.00         ZZ
                          180                278,049.04         1
                          5.8750             2343.93            64
                          5.6250             2343.93
MESA          AZ 85212    5                  03/18/05           00
0423667138                03                 05/01/05           0.0000
0423667138                O                  04/01/20
0

9864953       E82/G02     F                  120,900.00         ZZ
                          180                120,048.65         1
                          5.7500             1003.97            55
                          5.5000             1003.97
TEXARKANA     AR 71854    2                  03/24/05           00
0401101027                05                 05/01/05           0.0000
0401101027                O                  04/01/20
0

9864957       E82/G02     F                  175,850.00         ZZ
                          180                174,585.39         1
                          5.5000             1436.84            32
                          5.2500             1436.84
OCEANSIDE     CA 92054    2                  03/24/05           00
0401084652                05                 05/01/05           0.0000
0401084652                O                  04/01/20
0

9864959       E82/G02     F                  240,000.00         ZZ
                          180                238,345.35         1
                          6.0000             2025.26            63
                          5.7500             2025.26
WESTON        FL 33326    5                  03/24/05           00
0401086624                05                 05/01/05           0.0000
0401086624                O                  04/01/20
0

9865615       H49/G02     F                  45,000.00          ZZ
                          180                44,676.38          1
                          5.5000             367.69             72
                          5.2500             367.69
RUSSELLVILLE  AR 72801    5                  03/14/05           00
0439104662                05                 05/01/05           0.0000
632171                    O                  04/01/20
0

9866143       253/253     F                  160,800.00         ZZ
                          180                159,679.58         1
                          5.8750             1346.09            80
                          5.6250             1346.09
SAINT LOUIS   MO 63146    5                  03/08/05           00
384389                    03                 05/01/05           0.0000
384389                    O                  04/01/20
0

9866759       E22/G02     F                  161,500.00         ZZ
                          180                160,321.30         1
                          6.3750             1395.76            95
                          6.1250             1395.76
TRENTON       NJ 08619    5                  03/23/05           04
0423572601                05                 05/01/05           25.0000
0423572601                O                  04/01/20
0

9866871       E22/G02     F                  138,400.00         ZZ
                          180                137,425.43         2
                          5.7500             1149.29            80
                          5.5000             1149.29
OKLAHOMA CITY OK 73112    2                  03/24/05           00
0423655380                05                 05/01/05           0.0000
0423655380                N                  04/01/20
0

9867043       E82/G02     F                  108,600.00         ZZ
                          120                107,244.31         1
                          5.6250             1185.32            42
                          5.3750             1185.32
REDWOOD FALLS MN 56283    2                  03/25/05           00
0401095690                05                 05/01/05           0.0000
0401095690                O                  04/01/15
0

9867063       E82/G02     F                  73,900.00          T
                          180                72,882.64          1
                          5.8750             618.63             50
                          5.6250             618.63
ELLIJAY       GA 30536    2                  03/29/05           00
0401086418                03                 05/01/05           0.0000
0401086418                O                  04/01/20
0

9867073       E82/G02     F                  112,200.00         ZZ
                          180                111,409.91         1
                          5.7500             931.72             49
                          5.5000             931.72
UNIVERSITY PLAWA 98467    2                  03/25/05           00
0401103189                05                 05/01/05           0.0000
0401103189                O                  04/01/20
0

9867579       W02/G02     F                  126,000.00         ZZ
                          180                125,093.87         1
                          5.5000             1029.53            90
                          5.2500             1029.53
CLARKSVILLE   TN 37042    5                  03/19/05           11
0439107038                05                 05/01/05           12.0000
0090103785                O                  04/01/20
0

9867995       W02/G02     F                  143,925.00         ZZ
                          180                142,889.97         1
                          5.5000             1175.99            95
                          5.2500             1175.99
MURFREESBORO  TN 37130    2                  03/21/05           11
0439128661                05                 05/01/05           25.0000
0090104026                O                  04/01/20
0

9868017       N74/G02     F                  41,250.00          ZZ
                          180                40,971.58          1
                          6.2500             353.69             75
                          6.0000             353.69
SPARTANBURG   SC 29306    5                  03/21/05           00
0439102641                05                 05/01/05           0.0000
2200003178                N                  04/01/20
0

9868123       E22/G02     F                  82,500.00          ZZ
                          180                81,894.16          1
                          5.2500             663.20             90
                          5.0000             663.20
HOUSTON       TX 77053    2                  03/24/05           10
0423666916                03                 05/01/05           12.0000
0423666916                O                  04/01/20
0

9868125       E22/U57     F                  252,000.00         ZZ
                          180                250,187.76         1
                          5.5000             2059.05            80
                          5.2500             2059.05
FOREST LAKE   MN 55025    1                  03/29/05           00
0423667161                05                 05/01/05           0.0000
0423667161                O                  04/01/20
0

9868135       E22/G02     F                  110,000.00         ZZ
                          180                109,249.63         1
                          6.1250             935.69             80
                          5.8750             935.69
WESTLAND      MI 48186    5                  03/30/05           00
0423677095                05                 05/01/05           0.0000
0423677095                N                  04/01/20
0

9868143       E22/G02     F                  110,400.00         ZZ
                          180                109,646.90         1
                          6.1250             939.09             80
                          5.8750             939.09
WESTLAND      MI 48186    5                  03/30/05           00
0423682822                05                 05/01/05           0.0000
0423682822                N                  04/01/20
0

9868333       E22/U57     F                  113,600.00         ZZ
                          180                112,800.05         1
                          5.7500             943.35             80
                          5.5000             943.35
BETHANY       OK 73008    5                  03/24/05           00
0423282953                05                 05/01/05           0.0000
0423282953                O                  04/01/20
0

9868619       E22/G02     F                  52,100.00          ZZ
                          180                51,636.98          1
                          5.8750             436.14             60
                          5.6250             436.14
HOUSTON       TX 77088    2                  03/24/05           00
0423607050                05                 05/01/05           0.0000
0423607050                O                  04/01/20
0

9868929       W02/G02     F                  450,000.00         ZZ
                          180                446,729.77         1
                          5.3750             3647.09            56
                          5.1250             3647.09
SAN DIEGO     CA 92131    5                  03/24/05           00
0439113853                05                 05/01/05           0.0000
0090109149                O                  04/01/20
0

9869005       W49/G02     F                  36,100.00          ZZ
                          180                35,861.50          1
                          6.5000             314.47             95
                          6.2500             314.47
LANKIN        ND 58250    5                  03/25/05           14
0439113515                05                 05/01/05           30.0000
2005012861                O                  04/01/20
0

9869115       144/144     F                  108,800.00         ZZ
                          180                107,890.58         1
                          5.3750             881.79             80
                          5.1250             881.79
KINGSTON      NY 12401    5                  03/02/05           00
160767053                 05                 05/01/05           0.0000
160767053                 N                  04/01/20
0

9869703       E22/G02     F                  57,600.00          ZZ
                          180                57,185.77          1
                          5.5000             470.64             80
                          5.2500             470.64
MOBILE        AL 36605    5                  03/25/05           00
0423577444                01                 05/01/05           0.0000
0423577444                O                  04/01/20
0

9869707       E22/G02     F                  80,000.00          ZZ
                          180                79,465.78          1
                          6.3750             691.40             75
                          6.1250             691.40
HOUSTON       TX 77084    2                  03/30/05           00
0423580299                03                 05/01/05           0.0000
0423580299                N                  04/01/20
0

9870091       E22/U57     F                  85,000.00          ZZ
                          120                83,960.07          1
                          6.0000             943.67             36
                          5.7500             943.67
BROOKLINE     NH 03033    5                  03/25/05           00
0423693639                05                 05/01/05           0.0000
0423693639                O                  04/01/15
0

9871339       E82/G02     F                  115,400.00         ZZ
                          180                114,570.12         1
                          5.5000             942.91             95
                          5.2500             942.91
LOS LUNAS     NM 87031    2                  03/26/05           04
0401090428                05                 05/01/05           30.0000
0401090428                O                  04/01/20
0

9871509       W02/G02     F                  59,500.00          ZZ
                          180                59,111.09          1
                          6.6250             522.41             82
                          6.3750             522.41
COOKEVILLE    TN 38506    2                  03/25/05           11
0439117953                05                 05/01/05           20.0000
0090112324                O                  04/01/20
0

9871545       U05/G02     F                  80,550.00          ZZ
                          180                80,006.35          2
                          6.2500             690.65             80
                          6.0000             690.65
CLEVELAND     OH 44108    5                  03/25/05           00
0439117268                05                 05/01/05           0.0000
3000727045                N                  04/01/20
0

9871761       N74/G02     F                  68,800.00          ZZ
                          180                68,071.57          1
                          5.7500             571.32             73
                          5.5000             571.32
STATESVILLE   NC 28677    5                  03/23/05           00
0439104977                05                 04/28/05           0.0000
0036007010                O                  03/28/20
0

9872181       E22/G02     F                  53,800.00          ZZ
                          180                53,436.90          1
                          6.2500             461.29             75
                          6.0000             461.29
HOUTZDALE     PA 16651    2                  03/25/05           00
0423312230                05                 05/01/05           0.0000
0423312230                O                  04/01/20
0

9873023       K60/G02     F                  76,000.00          TX
                          180                75,470.45          1
                          5.8750             636.21             78
                          5.6250             636.21
LUFKIN        TX 75904    5                  03/23/05           00
0439110149                05                 05/01/05           0.0000
0001106294                O                  04/01/20
0

9873063       K60/U56     F                  200,000.00         ZZ
                          180                198,606.45         1
                          5.8750             1674.24            50
                          5.6250             1674.24
NEW SMYRNA BEAFL 32168    5                  03/18/05           00
0439108390                03                 05/01/05           0.0000
0000101784                O                  04/01/20
0

9873529       E22/G02     F                  180,000.00         TX
                          180                178,759.03         1
                          6.0000             1518.94            79
                          5.7500             1518.94
CONROE        TX 77304    5                  03/28/05           00
0423599240                03                 05/01/05           0.0000
0423599240                O                  04/01/20
0

9873539       E22/G02     F                  171,000.00         ZZ
                          180                169,770.27         1
                          5.5000             1397.21            41
                          5.2500             1397.21
MIDDLEFIELD   CT 06455    5                  03/28/05           00
0423603422                05                 05/01/05           0.0000
0423603422                O                  04/01/20
0

9873743       E82/G02     F                  96,000.00          ZZ
                          180                95,669.90          1
                          6.0000             810.10             83
                          5.7500             810.10
DECATUR       GA 30032    2                  03/31/05           04
0401106216                05                 06/01/05           12.0000
0401106216                O                  05/01/20
0

9873753       E82/G02     F                  121,900.00         ZZ
                          180                121,476.35         1
                          5.8750             1020.45            69
                          5.6250             1020.45
KERNERSVILLE  NC 27284    2                  03/30/05           00
0401099049                05                 06/01/05           0.0000
0401099049                O                  05/01/20
0

9873755       E82/G02     F                  68,000.00          ZZ
                          180                67,778.38          1
                          6.6250             597.04             50
                          6.3750             597.04
HIGH POINT    NC 27265    5                  04/01/05           00
0401100896                05                 06/01/05           0.0000
0401100896                N                  05/01/20
0

9873759       E82/G02     F                  218,725.00         ZZ
                          180                216,867.10         1
                          5.6250             1801.70            76
                          5.3750             1801.70
NORTH VALLEY SNY 11580    2                  03/30/05           00
0401098827                05                 05/01/05           0.0000
0401098827                O                  04/01/20
0

9874051       W02/G02     F                  180,500.00         ZZ
                          180                179,201.93         1
                          5.5000             1474.84            65
                          5.2500             1474.84
WOODBRIDGE    VA 22191    5                  03/26/05           00
0439110230                05                 05/01/05           0.0000
0090114335                O                  04/01/20
0

9874239       B39/U57     F                  205,000.00         ZZ
                          180                202,945.41         1
                          5.6250             1688.65            74
                          5.3750             1688.65
EAST BETHEL   MN 55011    5                  03/30/05           00
0439113614                05                 05/01/05           0.0000
05801239F                 O                  04/01/20
0

9874639       E22/U57     F                  130,000.00         ZZ
                          180                129,074.89         1
                          5.6250             1070.85            79
                          5.3750             1070.85
EAST WENATCHEEWA 98802    5                  03/25/05           00
0423464668                05                 05/01/05           0.0000
0423464668                N                  04/01/20
0

9874753       E22/G02     F                  58,500.00          ZZ
                          180                58,100.97          1
                          6.1250             497.62             49
                          5.8750             497.62
NEW ORLEANS   LA 70123    2                  03/30/05           00
0423621408                05                 06/01/05           0.0000
0423621408                O                  05/01/20
0

9874779       E22/G02     F                  50,300.00          ZZ
                          180                49,899.28          1
                          5.8750             421.07             60
                          5.6250             421.07
HOUSTON       TX 77045    2                  03/30/05           00
0423639715                05                 05/01/05           0.0000
0423639715                O                  04/01/20
0

9876125       E22/G02     F                  36,000.00          ZZ
                          180                35,888.87          1
                          7.2500             328.63             75
                          7.0000             328.63
STATESVILLE   NC 28677    5                  04/05/05           00
0423673086                05                 06/01/05           0.0000
0423673086                N                  05/01/20
0

9876247       E22/G02     F                  98,500.00          ZZ
                          180                97,000.82          1
                          6.3750             851.29             90
                          6.1250             851.29
HOUSTON       TX 77037    2                  03/31/05           04
0423803675                05                 05/01/05           12.0000
0423803675                O                  04/01/20
0

9876959       313/G02     F                  54,400.00          ZZ
                          180                53,131.48          1
                          5.6250             448.12             80
                          5.3750             448.12
ROCKFORD      IL 61107    1                  02/25/05           00
0439187022                05                 04/01/05           0.0000
10533297                  N                  03/01/20
0

9877679       E22/U57     F                  75,905.00          ZZ
                          180                75,660.28          1
                          6.7500             671.69             95
                          6.5000             671.69
ARLINGTON     TX 76010    1                  04/06/05           04
0423460930                05                 06/01/05           25.0000
0423460930                N                  05/01/20
0

9877739       E22/G02     F                  324,000.00         TX
                          180                321,562.60         1
                          5.6250             2668.89            80
                          5.3750             2668.89
SUGAR LAND    TX 77479    5                  04/01/05           00
0423567106                03                 05/01/05           0.0000
0423567106                O                  04/01/20
0

9877749       E22/U57     F                  182,400.00         ZZ
                          180                181,155.75         1
                          6.1250             1551.54            95
                          5.8750             1551.54
PUEBLO WEST   CO 81007    2                  04/01/05           10
0423582741                05                 05/01/05           25.0000
0423582741                O                  04/01/20
0

9877855       E22/G02     F                  203,000.00         ZZ
                          180                202,294.50         1
                          5.8750             1699.35            66
                          5.6250             1699.35
BAKERSFIELD   CA 93313    5                  03/30/05           00
0423708684                05                 06/01/05           0.0000
0423708684                O                  05/01/20
0

9881271       E82/G02     F                  90,500.00          ZZ
                          120                89,940.24          1
                          5.7500             993.41             61
                          5.5000             993.41
LACONIA       NH 03246    2                  04/04/05           00
0401088463                05                 06/01/05           0.0000
0401088463                O                  05/01/15
0

9881291       E82/G02     F                  80,000.00          ZZ
                          120                79,508.52          1
                          5.8750             883.15             28
                          5.6250             883.15
MOUNTAIN TOP  PA 18707    2                  04/06/05           00
0401106802                05                 06/01/05           0.0000
0401106802                O                  05/01/15
0

9881319       E82/G02     F                  185,000.00         ZZ
                          180                184,350.20         1
                          5.7500             1536.26            75
                          5.5000             1536.26
PORT ST. LUCIEFL 34984    5                  04/05/05           00
0401071360                05                 06/01/05           0.0000
0401071360                O                  05/01/20
0

9881401       E22/U57     F                  52,250.00          ZZ
                          180                51,929.94          1
                          7.3750             480.66             95
                          7.1250             480.66
LITTLE ROCK   AR 72209    1                  03/18/05           04
0423585462                05                 05/01/05           30.0000
0423585462                N                  04/01/20
0

9881409       E22/G02     F                  72,700.00          ZZ
                          180                66,179.75          1
                          5.8750             608.59             80
                          5.6250             608.59
SOUTHSIDE     AL 35907    1                  03/28/05           00
0423610070                05                 05/01/05           0.0000
0423610070                N                  04/01/20
0

9881421       E22/U57     F                  61,750.00          ZZ
                          180                61,371.76          1
                          7.3750             568.05             95
                          7.1250             568.05
LITTLE ROCK   AR 72205    1                  03/18/05           04
0423632702                05                 05/01/05           30.0000
0423632702                N                  04/01/20
0

9881423       E22/U57     F                  62,700.00          ZZ
                          180                62,315.93          1
                          7.3750             576.79             95
                          7.1250             576.79
LITTLE ROCK   AR 72205    1                  03/18/05           04
0423632884                05                 05/01/05           30.0000
0423632884                N                  04/01/20
0

9881427       E22/U57     F                  62,700.00          ZZ
                          180                62,315.93          1
                          7.3750             576.79             95
                          7.1250             576.79
LITTLE ROCK   AR 72205    1                  03/18/05           04
0423633502                05                 05/01/05           30.0000
0423633502                N                  04/01/20
0

9881441       E22/G02     F                  88,000.00          ZZ
                          180                87,700.62          1
                          6.1250             748.55             70
                          5.8750             748.55
CHAMPAIGN     IL 61821    5                  04/07/05           00
0423650589                01                 06/01/05           0.0000
0423650589                N                  05/01/20
0

9881445       E22/G02     F                  60,000.00          ZZ
                          180                59,795.88          1
                          6.1250             510.37             55
                          5.8750             510.37
URBANA        IL 61802    5                  04/07/05           00
0423654268                05                 06/01/05           0.0000
0423654268                N                  05/01/20
0

9881449       E22/G02     F                  56,000.00          ZZ
                          180                55,809.48          1
                          6.1250             476.35             80
                          5.8750             476.35
URBANA        IL 61802    5                  04/07/05           00
0423656925                05                 06/01/05           0.0000
0423656925                N                  05/01/20
0

9881451       E22/U57     F                  104,500.00         ZZ
                          180                103,802.19         1
                          6.3750             903.14             95
                          6.1250             903.14
LEXINGTON     KY 40511    1                  04/07/05           04
0423660760                05                 05/01/05           25.0000
0423660760                N                  04/01/20
0

9881501       E22/G02     F                  85,000.00          ZZ
                          180                84,704.60          2
                          5.8750             711.55             47
                          5.6250             711.55
LOUISVILLE    KY 40204    5                  04/07/05           00
0423724848                05                 06/01/05           0.0000
0423724848                N                  05/01/20
0

9881951       E82/G02     F                  111,000.00         ZZ
                          180                110,634.32         4
                          6.5000             966.93             19
                          6.2500             966.93
CORAL SPRINGS FL 33065    2                  04/01/05           00
0401104872                05                 06/01/05           0.0000
0401104872                N                  05/01/20
0

9882473       E22/U57     F                  52,250.00          ZZ
                          180                51,929.94          1
                          7.3750             480.66             95
                          7.1250             480.66
LITTLE ROCK   AR 72209    1                  03/18/05           04
0423586825                05                 05/01/05           30.0000
0423586825                N                  04/01/20
0

9882475       E22/U57     F                  54,150.00          ZZ
                          180                53,818.30          1
                          7.3750             498.14             95
                          7.1250             498.14
LITTLE ROCK   AR 72209    1                  03/18/05           04
0423586932                05                 05/01/05           30.0000
0423586932                N                  04/01/20
0

9882519       E22/U57     F                  65,550.00          ZZ
                          180                65,148.47          1
                          7.3750             603.01             95
                          7.1250             603.01
LITTLE ROCK   AR 72205    1                  03/18/05           10
0423633056                05                 05/01/05           30.0000
0423633056                N                  04/01/20
0

9882609       E22/G02     F                  67,000.00          TX
                          180                66,786.31          1
                          6.8750             597.54             42
                          6.6250             597.54
DECATUR       TX 76234    5                  04/08/05           00
0423719996                05                 06/01/05           0.0000
0423719996                N                  05/01/20
0

9882613       E22/G02     F                  375,000.00         ZZ
                          180                373,737.78         1
                          6.2500             3215.34            80
                          6.0000             3215.34
CHEYENNE      WY 82009    5                  04/04/05           00
0423721570                05                 06/01/05           0.0000
0423721570                O                  05/01/20
0

9882619       E22/U57     F                  31,500.00          ZZ
                          180                31,400.62          1
                          7.0000             283.13             75
                          6.7500             283.13
UNION CITY    TN 38261    1                  04/08/05           00
0423723683                05                 06/01/05           0.0000
0423723683                N                  05/01/20
0

9882839       E82/G02     F                  57,500.00          ZZ
                          180                57,300.17          1
                          5.8750             481.34             27
                          5.6250             481.34
TALLAHASSEE   FL 32309    2                  04/07/05           00
0401102645                05                 06/01/05           0.0000
0401102645                O                  05/01/20
0

9883919       Q87/G02     F                  72,090.00          ZZ
                          180                71,643.58          1
                          7.2500             658.08             90
                          7.0000             658.08
CROFTON       KY 42217    5                  03/31/05           27
0439180928                05                 05/01/05           25.0000
KELE01                    O                  04/01/20
0

9884657       Q87/G02     F                  54,000.00          TX
                          180                53,535.01          1
                          6.2500             463.01             65
                          6.0000             463.01
ALVARADO      TX 76009    5                  03/30/05           00
0439181009                05                 05/01/05           0.0000
TABO01                    N                  04/01/20
0

9885361       E22/G02     F                  156,500.00         ZZ
                          180                155,973.23         1
                          6.2500             1341.87            95
                          6.0000             1341.87
LANCASTER     PA 17601    5                  04/06/05           01
0423701812                05                 06/01/05           25.0000
0423701812                O                  05/01/20
0

9885557       E22/G02     F                  140,000.00         ZZ
                          180                139,523.71         1
                          6.1250             1190.87            60
                          5.8750             1190.87
GILBERT       AZ 85233    2                  04/04/05           00
0423855907                03                 06/01/05           0.0000
0423855907                O                  05/01/20
0

9885619       E22/G02     F                  65,000.00          ZZ
                          180                64,766.82          1
                          5.5000             531.10             69
                          5.2500             531.10
SPOKANE       WA 99207    5                  04/06/05           00
0423500800                05                 06/01/05           0.0000
0423500800                N                  05/01/20
0

9885687       E22/G02     F                  60,800.00          ZZ
                          180                60,606.08          1
                          6.8750             542.25             95
                          6.6250             542.25
LAGRANGE      GA 30240    5                  04/06/05           04
0423158500                05                 06/01/05           25.0000
0423158500                O                  05/01/20
0

9888545       E22/G02     F                  68,400.00          ZZ
                          180                68,162.00          1
                          6.0000             577.20             80
                          5.7500             577.20
COPPELL       TX 75019    1                  04/11/05           00
0423975440                01                 06/01/05           0.0000
0423975440                N                  05/01/20
0

9888547       E22/G02     F                  70,800.00          ZZ
                          180                70,554.00          1
                          6.0000             597.45             80
                          5.7500             597.45
COPPELL       TX 75019    1                  04/11/05           00
0423978170                01                 06/01/05           0.0000
0423978170                N                  05/01/20
0

9888569       E22/G02     F                  65,600.00          TX
                          180                65,383.88          1
                          6.5000             571.45             80
                          6.2500             571.45
SAN ANTONIO   TX 78245    5                  04/07/05           00
0423874098                05                 06/01/05           0.0000
0423874098                O                  05/01/20
0

9888587       E22/U57     F                  261,500.00         ZZ
                          180                260,581.50         1
                          5.7500             2171.52            73
                          5.5000             2171.52
SIMSBURY      CT 06089    1                  04/12/05           00
0423857333                05                 06/01/05           0.0000
0423857333                O                  05/01/20
0

9888761       E22/G02     F                  73,000.00          ZZ
                          180                72,746.30          1
                          5.8750             611.10             71
                          5.6250             611.10
SPOKANE       WA 99217    1                  04/07/05           00
0423640176                05                 06/01/05           0.0000
0423640176                N                  05/01/20
0

9889721       E22/G02     F                  75,500.00          ZZ
                          180                75,237.62          1
                          5.8750             632.02             72
                          5.6250             632.02
SPOKANE       WA 99205    1                  04/07/05           00
0423911593                05                 06/01/05           0.0000
0423911593                N                  05/01/20
0

9889739       E22/G02     F                  56,000.00          ZZ
                          180                55,807.44          1
                          6.0000             472.56             80
                          5.7500             472.56
CINCINNATI    OH 45216    1                  04/13/05           00
0423845072                05                 06/01/05           0.0000
0423845072                N                  05/01/20
0

9889825       E22/G02     F                  78,400.00          ZZ
                          180                78,138.93          2
                          6.3750             677.57             80
                          6.1250             677.57
WESTLAND      MI 48185    5                  04/14/05           00
0423775527                05                 06/01/05           0.0000
0423775527                N                  05/01/20
0

9889829       E22/G02     F                  60,000.00          TX
                          180                59,802.34          1
                          6.5000             522.66             80
                          6.2500             522.66
LONGVIEW      TX 75602    5                  04/08/05           00
0423781707                05                 06/01/05           0.0000
0423781707                O                  05/01/20
0

9889833       E22/G02     F                  109,600.00         ZZ
                          180                109,231.09         1
                          6.2500             939.74             80
                          6.0000             939.74
WENATCHEE     WA 98801    2                  04/01/05           00
0423786961                05                 06/01/05           0.0000
0423786961                O                  05/01/20
0

9889855       E22/G02     F                  106,800.00         ZZ
                          180                106,444.36         1
                          6.3750             923.02             80
                          6.1250             923.02
LAMPASAS      TX 76550    1                  04/07/05           00
0423736388                05                 06/01/05           0.0000
0423736388                O                  05/01/20
0

9889931       E22/G02     F                  68,500.00          ZZ
                          180                68,251.65          1
                          5.3750             555.17             89
                          5.1250             555.17
PUEBLO        CO 81004    5                  04/08/05           10
0423641521                05                 06/01/05           6.0000
0423641521                O                  05/01/20
0

9889943       E22/U57     F                  211,000.00         ZZ
                          180                210,297.37         1
                          6.3750             1823.57            91
                          6.1250             1823.57
CAROL STREAM  IL 60188    2                  04/08/05           04
0423660182                05                 06/01/05           30.0000
0423660182                O                  05/01/20
0

9889957       E22/G02     F                  142,000.00         ZZ
                          180                141,506.50         1
                          5.8750             1188.71            37
                          5.6250             1188.71
MOUNTAIN VIEW CA 94043    5                  04/06/05           00
0423671247                01                 06/01/05           0.0000
0423671247                O                  05/01/20
0

9889989       E22/U57     F                  104,000.00         ZZ
                          180                103,638.57         1
                          5.8750             870.60             80
                          5.6250             870.60
ROCKY MOUNT   NC 27804    5                  04/13/05           00
0423626423                05                 06/01/05           0.0000
0423626423                N                  05/01/20
0

9889991       E22/U57     F                  105,200.00         ZZ
                          180                104,834.39         1
                          5.8750             880.65             80
                          5.6250             880.65
ROCKY MOUNT   NC 27804    5                  04/13/05           00
0423626886                05                 06/01/05           0.0000
0423626886                N                  05/01/20
0

9889993       E22/U57     F                  97,200.00          ZZ
                          180                96,862.19          1
                          5.8750             813.68             80
                          5.6250             813.68
ROCKY MOUNT   NC 27804    5                  04/13/05           00
0423627173                05                 06/01/05           0.0000
0423627173                N                  05/01/20
0

9890031       E22/U57     F                  103,200.00         ZZ
                          180                102,841.34         1
                          5.8750             863.91             80
                          5.6250             863.91
ROCKY MOUNT   NC 27804    5                  04/13/05           00
0423525096                05                 06/01/05           0.0000
0423525096                N                  05/01/20
0

9890067       E82/G02     F                  58,800.00          ZZ
                          120                58,438.75          1
                          5.8750             649.12             62
                          5.6250             649.12
PRICEVILLE    AL 35603    2                  04/11/05           00
0401097225                05                 06/01/05           0.0000
0401097225                O                  05/01/15
0

9890073       E82/G02     F                  89,200.00          ZZ
                          180                88,886.69          1
                          5.7500             740.73             78
                          5.5000             740.73
ERIE          PA 16506    2                  04/11/05           00
0401095021                05                 06/01/05           0.0000
0401095021                O                  05/01/20
0

9891275       E22/G02     F                  189,750.00         ZZ
                          180                189,104.46         1
                          6.1250             1614.06            75
                          5.8750             1614.06
PARK CITY     UT 84060    1                  04/08/05           00
0423744135                20                 06/01/05           0.0000
0423744135                N                  05/01/20
0

9891281       E22/U57     F                  173,600.00         ZZ
                          180                173,034.22         1
                          6.6250             1524.20            80
                          6.3750             1524.20
PLEASANT HILL OR 97455    5                  04/04/05           00
0423745959                05                 06/01/05           0.0000
0423745959                N                  05/01/20
0

9891481       E22/U57     F                  80,000.00          ZZ
                          180                79,761.03          1
                          7.6250             747.30             80
                          7.3750             747.30
GRAHAM        TX 76450    2                  04/14/05           00
0423855360                05                 06/01/05           0.0000
0423855360                N                  05/01/20
0

9891531       E82/G02     F                  147,500.00         ZZ
                          180                146,970.85         1
                          5.5000             1205.19            43
                          5.2500             1205.19
LONG BEACH    CA 90805    5                  04/12/05           00
0401084454                05                 06/01/05           0.0000
0401084454                O                  05/01/20
0

9891545       E82/G02     F                  78,200.00          ZZ
                          180                77,925.33          1
                          5.7500             649.38             87
                          5.5000             649.38
TAFT          CA 93268    2                  04/12/05           04
0401106315                05                 06/01/05           12.0000
0401106315                O                  05/01/20
0

9892647       E22/U57     F                  65,000.00          ZZ
                          180                64,792.69          1
                          6.8750             579.71             42
                          6.6250             579.71
MEMPHIS       TN 38128    5                  04/11/05           00
0423791987                05                 06/01/05           0.0000
0423791987                O                  05/01/20
0

9892729       E22/U57     F                  67,000.00          ZZ
                          180                66,569.62          1
                          6.0000             565.38             21
                          5.7500             565.38
COARSEGOLD    CA 93614    5                  04/08/05           00
0423742154                05                 06/01/05           0.0000
0423742154                O                  05/01/20
0

9892755       E22/G02     F                  67,500.00          ZZ
                          180                67,267.90          1
                          6.0000             569.60             38
                          5.7500             569.60
OLIVE BRANCH  MS 38654    2                  04/11/05           00
0423709542                05                 06/01/05           0.0000
0423709542                O                  05/01/20
0

9893113       E82/G02     F                  90,000.00          ZZ
                          180                89,690.53          1
                          6.0000             759.47             50
                          5.7500             759.47
MILTON        NY 12547    5                  04/14/05           00
0401107917                05                 06/01/05           0.0000
0401107917                O                  05/01/20
0

9893115       E82/G02     F                  120,000.00         ZZ
                          120                119,252.74         1
                          5.6250             1309.76            34
                          5.3750             1309.76
HAVERHILL     MA 01830    2                  04/14/05           00
0401106364                05                 06/01/05           0.0000
0401106364                O                  05/01/15
0

9893437       U85/G02     F                  40,000.00          ZZ
                          180                39,869.63          1
                          6.6250             351.20             14
                          6.3750             351.20
IRON RIVER    WI 54847    5                  04/12/05           00
0439178385                05                 06/01/05           0.0000
0504040010                O                  05/01/20
0

9893487       225/225     F                  144,000.00         ZZ
                          180                143,007.22         1
                          6.0000             1215.15            80
                          5.7500             1215.15
BRISTOL TWP   PA 19055    5                  03/07/05           00
5719129                   05                 05/01/05           0.0000
5719129                   O                  04/01/20
0

9893509       225/225     F                  471,395.00         ZZ
                          180                468,075.58         1
                          5.7500             3914.51            57
                          5.5000             3914.51
RED BANK      NJ 07701    5                  02/25/05           00
8953440                   05                 05/01/05           0.0000
8953440                   O                  04/01/20
0

9893531       225/225     F                  400,000.00         ZZ
                          180                389,087.97         1
                          5.3750             3241.86            45
                          5.1250             3241.86
RIVERDALE     NY 10471    5                  02/03/05           00
8952768                   05                 04/01/05           0.0000
8952768                   O                  03/01/20
0

9893533       225/225     F                  64,000.00          ZZ
                          180                63,554.05          1
                          5.8750             535.76             61
                          5.6250             535.76
ALTAMONTE SPRIFL 32714    5                  03/17/05           00
5729431                   01                 05/01/05           0.0000
5729431                   N                  04/01/20
0

9893555       225/225     F                  450,000.00         ZZ
                          180                444,231.99         1
                          5.7500             3736.85            65
                          5.5000             3736.85
CLARSVILLE    MD 21029    5                  03/02/05           00
5717296                   03                 05/01/05           0.0000
5717296                   O                  04/01/20
0

9893563       225/225     F                  162,700.00         ZZ
                          180                161,517.62         1
                          5.3750             1318.63            32
                          5.1250             1318.63
ARLINGTON     VA 22204    5                  03/07/05           00
5720520                   05                 05/01/05           0.0000
5720520                   O                  04/01/20
0

9893567       225/225     F                  245,000.00         ZZ
                          180                243,274.79         1
                          5.7500             2034.50            70
                          5.5000             2034.50
MIAMI         FL 33138    1                  03/14/05           00
5719482                   05                 05/01/05           0.0000
5719482                   O                  04/01/20
0

9893569       225/225     F                  581,000.00         ZZ
                          180                576,865.45         3
                          5.6250             4785.88            33
                          5.3750             4785.88
INDIAN SHORES FL 33785    5                  03/07/05           00
5724560                   07                 05/01/05           0.0000
5724560                   O                  04/01/20
0

9893571       225/225     F                  500,000.00         ZZ
                          180                487,783.00         2
                          6.0000             4219.28            70
                          5.7500             4219.28
TENAFLY       NJ 07670    5                  10/14/04           00
6586111                   05                 12/01/04           0.0000
6586111                   O                  11/01/19
0

9893793       E22/U57     F                  52,000.00          ZZ
                          180                51,819.28          1
                          5.8750             435.30             40
                          5.6250             435.30
DEARBORN      MI 48126    5                  04/13/05           00
0423683457                05                 06/01/05           0.0000
0423683457                O                  05/01/20
0

9894053       E22/G02     F                  75,000.00          ZZ
                          180                74,750.25          1
                          6.3750             648.19             90
                          6.1250             648.19
TULSA         OK 74115    5                  04/12/05           10
0423814193                05                 06/01/05           12.0000
0423814193                O                  05/01/20
0

9894101       E22/U57     F                  44,250.00          ZZ
                          180                44,101.06          1
                          6.2500             379.41             75
                          6.0000             379.41
BIRMINGHAM    AL 35215    2                  04/18/05           00
0423859669                05                 06/01/05           0.0000
0423859669                N                  05/01/20
0

9894105       E22/U57     F                  81,500.00          ZZ
                          180                81,125.06          1
                          5.2500             655.16             48
                          5.0000             655.16
BAKERSFIELD   CA 93306    5                  04/11/05           00
0423868744                05                 06/01/05           0.0000
0423868744                O                  05/01/20
0

9894213       E22/G02     F                  55,200.00          ZZ
                          180                55,012.21          1
                          6.1250             469.54             71
                          5.8750             469.54
NOBLE         OK 73068    5                  04/18/05           00
0423971316                05                 06/01/05           0.0000
0423971316                N                  05/01/20
0

9895175       A52/G02     F                  93,000.00          ZZ
                          180                92,666.36          1
                          5.5000             759.89             34
                          5.2500             759.89
ATLANTA       GA 30310    5                  04/18/05           00
0439194572                05                 06/01/05           0.0000
33221                     O                  05/01/20
0

9895177       Q87/G02     F                  60,000.00          ZZ
                          180                59,793.51          1
                          5.9900             505.99             53
                          5.7400             505.99
WILMER        AL 36587    5                  04/13/05           00
0439192873                05                 06/01/05           0.0000
TRSH01                    O                  05/01/20
0

9895251       E82/G02     F                  91,000.00          ZZ
                          180                90,565.25          1
                          6.0000             767.91             52
                          5.7500             767.91
BOYNTON BEACH FL 33436    2                  04/15/05           00
0401105069                09                 06/01/05           0.0000
0401105069                O                  05/01/20
0

9895793       E22/U57     F                  266,000.00         ZZ
                          180                265,065.69         1
                          5.7500             2208.89            70
                          5.5000             2208.89
KINGS PARK    NY 11754    5                  04/14/05           00
0423438563                05                 06/01/05           0.0000
0423438563                O                  05/01/20
0

9897009       H81/G02     F                  192,000.00         ZZ
                          180                190,560.37         1
                          5.0000             1518.32            66
                          4.7500             1518.32
FRESNO        CA 93725    2                  03/24/05           00
0439193376                05                 05/01/05           0.0000
44050623                  O                  04/01/20
0

9897583       E22/U57     F                  61,750.00          ZZ
                          180                61,550.91          1
                          6.7500             546.43             95
                          6.5000             546.43
DERRY TWP     PA 17099    5                  04/15/05           01
0423626092                05                 06/01/05           30.0000
0423626092                O                  05/01/20
0

9897805       E22/G02     F                  62,000.00          ZZ
                          180                61,797.93          1
                          6.6250             544.36             80
                          6.3750             544.36
KANSAS CITY   MO 64110    2                  04/20/05           00
0423857929                05                 06/01/05           0.0000
0423857929                N                  05/01/20
0

9897811       E22/G02     F                  59,000.00          ZZ
                          180                58,807.71          1
                          6.6250             518.02             80
                          6.3750             518.02
KANSAS CITY   MO 64136    2                  04/20/05           00
0423859677                05                 06/01/05           0.0000
0423859677                N                  05/01/20
0

9897923       E22/G02     F                  62,150.00          ZZ
                          180                61,936.29          1
                          6.0000             524.46             80
                          5.7500             524.46
AUSTIN        TX 78744    1                  04/20/05           00
0424020782                05                 06/01/05           0.0000
0424020782                N                  05/01/20
0

9897937       E82/G02     F                  99,000.00          ZZ
                          180                98,644.84          1
                          5.5000             808.91             55
                          5.2500             808.91
HOMESTEAD     FL 33031    2                  04/18/05           00
0401087408                05                 06/01/05           0.0000
0401087408                O                  05/01/20
0

9897941       E82/G02     F                  56,500.00          ZZ
                          180                56,290.90          2
                          6.3750             488.30             60
                          6.1250             488.30
ABILENE       TX 79605    2                  04/20/05           00
0401105713                05                 06/01/05           0.0000
0401105713                N                  05/01/20
0

9897947       E82/G02     F                  102,200.00         ZZ
                          180                101,863.31         1
                          6.5000             890.27             83
                          6.2500             890.27
NEWTON FALLS  OH 44444    5                  04/18/05           04
0401104609                05                 06/01/05           6.0000
0401104609                O                  05/01/20
0

9898291       L14/G02     F                  270,000.00         ZZ
                          180                268,118.71         1
                          5.8750             2260.22            72
                          5.6250             2260.22
GRAND JUNCTIONCO 81503    5                  03/18/05           00
0439195728                05                 05/01/05           0.0000
225202008                 O                  04/01/20
0

9898319       L14/G02     F                  100,000.00         ZZ
                          180                99,273.27          1
                          5.3750             810.47             34
                          5.1250             810.47
LONGWOOD      FL 32779    1                  03/01/05           00
0439199696                09                 05/01/05           0.0000
100626528                 N                  04/01/20
0

9898385       L14/G02     F                  76,000.00          ZZ
                          180                75,424.19          1
                          4.8750             596.07             18
                          4.6250             596.07
OAKDALE       CA 95361    2                  03/10/05           00
0439195447                05                 05/01/05           0.0000
214409581                 O                  04/01/20
0

9898395       L14/G02     F                  52,500.00          ZZ
                          180                52,126.39          1
                          5.6250             432.46             28
                          5.3750             432.46
BARTLETT      NH 03812    5                  03/11/05           00
0439194200                01                 05/01/05           0.0000
215764220                 N                  04/01/20
0

9898409       L14/G02     F                  168,750.00         ZZ
                          180                167,000.50         1
                          6.0000             1424.01            75
                          5.7500             1424.01
PHOENIX       AZ 85028    5                  02/25/05           00
0439195470                05                 04/01/05           0.0000
202127169                 N                  03/01/20
0

9898451       L14/G02     F                  250,000.00         ZZ
                          180                247,428.68         1
                          5.3750             2026.17            45
                          5.1250             2026.17
BERLIN        MD 21811    1                  03/19/05           00
0439195959                03                 05/01/05           0.0000
126400636                 N                  04/01/20
0

9898509       Q30/G02     F                  210,000.00         ZZ
                          180                209,277.90         1
                          6.0000             1772.10            45
                          5.7500             1772.10
BETHEL        CT 06801    1                  04/11/05           00
0439196528                05                 06/01/05           0.0000
40039239                  O                  05/01/20
0

9898679       E22/G02     F                  161,800.00         ZZ
                          180                161,249.54         1
                          6.1250             1376.31            85
                          5.8750             1376.31
PEORIA        AZ 85345    5                  04/12/05           10
0423710755                03                 06/01/05           6.0000
0423710755                O                  05/01/20
0

9898963       E82/G02     F                  140,000.00         ZZ
                          180                139,513.45         1
                          5.8750             1171.97            85
                          5.6250             1171.97
HUNTSVILLE    AL 35801    5                  04/20/05           04
0401102819                05                 06/01/05           6.0000
0401102819                O                  05/01/20
0

9898997       E82/G02     F                  86,000.00          ZZ
                          180                85,722.73          1
                          6.7500             761.02             88
                          6.5000             761.02
COVINGTON     TN 38019    2                  04/20/05           04
0401120951                05                 06/01/05           25.0000
0401120951                O                  05/01/20
0

9899145       N67/G02     F                  203,000.00         ZZ
                          180                202,286.98         1
                          5.7500             1685.73            74
                          5.5000             1685.73
BOLINGBROOK   IL 60440    2                  04/07/05           00
0439205246                03                 06/01/05           0.0000
3254018738                O                  05/01/20
0

9899205       N67/G02     F                  400,000.00         ZZ
                          180                397,062.57         1
                          5.2500             3215.51            60
                          5.0000             3215.51
STATEN ISLAND NY 10312    5                  03/25/05           00
0439203514                05                 05/01/05           0.0000
3274025791                O                  04/01/20
0

9899353       N67/G02     F                  387,500.00         ZZ
                          180                384,683.96         1
                          5.3750             3140.55            65
                          5.1250             3140.55
EL CAJON      CA 92020    5                  03/22/05           00
0439205790                03                 05/01/05           0.0000
3318002983                O                  04/01/20
0

9899383       N67/G02     F                  206,400.00         ZZ
                          180                204,915.69         1
                          5.5000             1686.46            80
                          5.2500             1686.46
EVERETT       WA 98205    5                  03/10/05           00
0439208653                05                 05/01/05           0.0000
3339001504                O                  04/01/20
0

9899435       N67/G02     F                  245,000.00         ZZ
                          180                243,162.96         1
                          5.0000             1937.44            70
                          4.7500             1937.44
CLOVIS        CA 93611    5                  03/25/05           00
0439204819                05                 05/01/05           0.0000
3347001697                O                  04/01/20
0

9899471       E82/G02     F                  167,000.00         T
                          180                163,410.76         1
                          6.0000             1409.24            65
                          5.7500             1409.24
SAINT CLOUD   FL 34769    5                  04/18/05           00
0401105358                05                 06/01/05           0.0000
0401105358                O                  05/01/20
0

9899509       L14/G02     F                  136,500.00         ZZ
                          180                135,538.81         1
                          5.7500             1133.51            65
                          5.5000             1133.51
ALEXANDRIA    VA 22312    1                  03/24/05           00
0439195843                06                 05/01/05           0.0000
205839659                 N                  04/01/20
0

9899583       L14/G02     F                  292,480.00         ZZ
                          180                290,376.63         2
                          5.5000             2389.81            80
                          5.2500             2389.81
MERCED        CA 95348    1                  03/17/05           00
0439195900                05                 05/01/05           0.0000
214409478                 O                  04/01/20
0

9899705       L14/G02     F                  123,990.00         ZZ
                          180                123,088.93         1
                          5.3750             1004.90            46
                          5.1250             1004.90
RALEIGH       NC 27613    1                  03/24/05           00
0439194440                09                 05/01/05           0.0000
103109181                 O                  04/01/20
0

9899735       L14/G02     F                  128,119.00         T
                          180                127,197.64         1
                          5.5000             1046.84            60
                          5.2500             1046.84
QUEEN CREEK   AZ 85242    1                  03/24/05           00
0439197039                03                 05/01/05           0.0000
112930038                 O                  04/01/20
0

9899755       L14/G02     F                  345,600.00         ZZ
                          180                342,937.66         1
                          5.5000             2823.85            80
                          5.2500             2823.85
HORTON        MI 49246    5                  03/18/05           00
0439194051                05                 05/01/05           0.0000
227430100                 O                  04/01/20
0

9899763       L14/G02     F                  60,100.00          ZZ
                          180                37,465.72          1
                          5.3750             487.09             41
                          5.1250             487.09
EAGLE MOUNTAINUT 84043    1                  03/09/05           00
0439198128                03                 05/01/05           0.0000
127100073                 O                  04/01/20
0

9899765       L14/G02     F                  108,000.00         ZZ
                          180                106,820.05         1
                          5.3750             875.31             48
                          5.1250             875.31
SCOTTSDALE    AZ 85259    2                  02/24/05           00
0439202284                09                 04/01/05           0.0000
281002021                 N                  03/01/20
0

9899775       L14/G02     F                  87,200.00          ZZ
                          180                86,585.96          1
                          5.7500             724.12             80
                          5.5000             724.12
YUMA          AZ 85365    1                  03/07/05           00
0439194366                05                 05/01/05           0.0000
225500629                 O                  04/01/20
0

9899825       L14/G02     F                  318,919.00         ZZ
                          180                316,696.86         1
                          5.8750             2669.73            80
                          5.6250             2669.73
FARMING HILLS MI 48331    1                  03/29/05           00
0439194192                01                 05/01/05           0.0000
123103327                 O                  04/01/20
0

9899879       L14/G02     F                  300,000.00         ZZ
                          180                297,819.83         1
                          5.3750             2431.40            36
                          5.1250             2431.40
REDLANDS      CA 92374    1                  03/07/05           00
0439196098                05                 05/01/05           0.0000
103317523                 O                  04/01/20
0

9901623       E22/G02     F                  117,000.00         TX
                          120                116,276.33         1
                          5.7500             1284.30            48
                          5.5000             1284.30
TOMBALL       TX 77377    5                  04/18/05           00
0423645993                03                 06/01/05           0.0000
0423645993                O                  05/01/15
0

9901789       E22/G02     F                  75,000.00          ZZ
                          180                74,739.35          1
                          5.8750             627.84             75
                          5.6250             627.84
HAYS          KS 67801    1                  04/21/05           00
0423849959                05                 06/01/05           0.0000
0423849959                N                  05/01/20
0

9901853       E22/G02     F                  141,000.00         ZZ
                          180                140,509.97         1
                          5.8750             1180.34            95
                          5.6250             1180.34
OKLAHOMA CITY OK 73170    2                  04/18/05           10
0423899046                05                 06/01/05           25.0000
0423899046                O                  05/01/20
0

9902241       U85/G02     F                  138,700.00         ZZ
                          180                138,205.90         1
                          6.8750             1237.00            95
                          6.6250             1237.00
CAMANCHE      IA 52730    5                  04/19/05           48
0439201260                05                 06/01/05           30.0000
TQSLANGFITT               O                  05/01/20
0

9902333       L14/G02     F                  117,764.00         ZZ
                          180                116,899.19         1
                          5.2500             946.68             80
                          5.0000             946.68
HOUSTON       TX 77084    1                  03/02/05           00
0439198490                03                 05/01/05           0.0000
100424027                 O                  04/01/20
0

9902391       L14/G02     F                  150,000.00         ZZ
                          180                148,954.83         1
                          5.8750             1255.68            60
                          5.6250             1255.68
SAINT PAUL    MN 55104    5                  03/25/05           00
0439205360                05                 05/01/05           0.0000
227800626                 O                  04/01/20
0

9902473       L14/G02     F                  153,640.00         ZZ
                          180                151,908.37         1
                          5.0000             1214.98            60
                          4.7500             1214.98
GRAND PRAIRIE TX 75052    1                  02/28/05           00
0439201922                05                 04/01/05           0.0000
275103577                 O                  03/01/20
0

9902517       L14/G02     F                  359,650.00         ZZ
                          180                356,529.44         1
                          5.2500             2891.15            30
                          5.0000             2891.15
OAKTON        VA 22124    1                  03/28/05           00
0439200593                03                 05/01/05           0.0000
101717825                 O                  04/01/20
0

9902539       L14/G02     F                  159,200.00         ZZ
                          180                158,067.07         1
                          5.6250             1311.39            80
                          5.3750             1311.39
NASHVILLE     TN 37211    1                  03/31/05           00
0439201609                03                 05/01/05           0.0000
230330518                 O                  04/01/20
0

9902545       L14/G02     F                  104,926.00         ZZ
                          180                104,171.42         1
                          5.5000             857.34             80
                          5.2500             857.34
CLARKSBURG    MD 20871    1                  03/23/05           00
0439201690                01                 05/01/05           0.0000
126400864                 O                  04/01/20
0

9902569       L14/G02     F                  128,000.00         ZZ
                          180                126,548.14         1
                          5.2500             1028.97            80
                          5.0000             1028.97
BREMERTON     WA 98312    5                  02/22/05           00
0439197187                05                 04/01/05           0.0000
220627043                 O                  03/01/20
0

9902577       L14/G02     F                  256,000.00         T
                          180                254,178.22         1
                          5.6250             2108.76            80
                          5.3750             2108.76
HACKENSACK    MN 56452    1                  03/23/05           00
0439199316                05                 05/01/05           0.0000
227000014                 O                  04/01/20
0

9902853       T08/G02     F                  99,000.00          ZZ
                          180                98,352.92          1
                          6.6250             869.21             60
                          6.3750             869.21
ANNADALE      VA 22003    5                  04/01/05           00
0439201849                01                 05/01/05           0.0000
31032523                  N                  04/01/20
0

9902855       T08/G02     F                  109,000.00         ZZ
                          180                108,644.76         1
                          6.6250             957.01             67
                          6.3750             957.01
CAPE CORAL    FL 33993    4                  04/05/05           00
0439203993                05                 06/01/05           0.0000
11024029                  O                  05/01/20
0

9902857       T08/G02     F                  80,669.00          ZZ
                          180                80,411.72          1
                          6.8750             719.45             80
                          6.6250             719.45
ORLANDO       FL 32810    1                  04/08/05           00
0439202763                05                 06/01/05           0.0000
11211156                  N                  05/01/20
0

9902859       T08/G02     F                  77,400.00          ZZ
                          180                77,166.24          1
                          7.5000             717.51             90
                          7.2500             717.51
INDIANAPOLIS  IN 46235    1                  04/13/05           11
0439202003                03                 06/01/05           25.0000
132313826                 N                  05/01/20
0

9902877       742/G02     F                  152,700.00         ZZ
                          180                152,174.93         1
                          6.0000             1288.57            80
                          5.7500             1288.57
SENECA FALLS  NY 13148    5                  04/14/05           00
0439202953                05                 06/01/05           0.0000
10731990                  O                  05/01/20
0

9904277       H49/G02     F                  58,400.00          ZZ
                          180                58,209.67          1
                          6.6250             512.75             80
                          6.3750             512.75
PARK FOREST   IL 60466    5                  04/13/05           00
0439201195                05                 06/01/05           0.0000
621244                    N                  05/01/20
0

9905025       E22/U57     F                  144,000.00         ZZ
                          180                143,488.83         1
                          5.6250             1186.17            80
                          5.3750             1186.17
HUDSON        WI 54016    5                  04/19/05           00
0423918416                09                 06/01/05           0.0000
0423918416                O                  05/01/20
0

9905185       E22/U57     F                  264,000.00         ZZ
                          180                263,092.22         1
                          6.0000             2227.78            80
                          5.7500             2227.78
LITTLETON     CO 80130    5                  04/20/05           00
0423770858                03                 06/01/05           0.0000
0423770858                O                  05/01/20
0

9905819       X08/G02     F                  67,920.00          ZZ
                          180                67,456.70          1
                          6.1250             577.74             66
                          5.8750             577.74
WEST VALLEY CIUT 84128    2                  04/04/05           00
0439220575                05                 05/01/05           0.0000
6052310                   N                  04/01/20
0

9905831       X08/G02     F                  125,000.00         ZZ
                          180                124,110.48         1
                          5.6250             1029.66            51
                          5.3750             1029.66
SANDY         UT 84092    5                  04/01/05           00
0439223009                05                 05/01/05           0.0000
2819525                   O                  04/01/20
0

9905839       X08/G02     F                  193,000.00         ZZ
                          180                191,612.05         1
                          5.5000             1576.97            77
                          5.2500             1576.97
WOODLAND PARK CO 80863    2                  04/01/05           00
0439217795                05                 05/01/05           0.0000
6052999                   O                  04/01/20
0

9905847       X08/G02     F                  171,500.00         ZZ
                          180                170,910.29         1
                          6.0000             1447.21            77
                          5.7500             1447.21
WEST JORDAN   UT 84084    2                  04/12/05           00
0439217803                05                 06/01/05           0.0000
6052864                   O                  05/01/20
0

9905865       Y44/G02     F                  30,000.00          ZZ
                          180                29,901.17          1
                          6.5000             261.33             55
                          6.2500             261.33
BLYTHE        CA 92225    1                  04/13/05           00
0439346149                05                 06/01/05           0.0000
144625601                 O                  05/01/20
0

9906925       E22/G02     F                  45,937.00          ZZ
                          180                45,792.08          1
                          7.0000             412.89             75
                          6.7500             412.89
SAN ANTONIO   TX 78244    1                  04/20/05           00
0423943323                05                 06/01/05           0.0000
0423943323                N                  05/01/20
0

9906933       E22/G02     F                  30,000.00          ZZ
                          180                29,905.35          1
                          7.0000             269.65             75
                          6.7500             269.65
SAN ANTONIO   TX 78245    1                  04/20/05           00
0423950526                07                 06/01/05           0.0000
0423950526                N                  05/01/20
0

9907049       E22/G02     F                  82,000.00          ZZ
                          180                81,718.04          2
                          6.0000             691.96             62
                          5.7500             691.96
NEW ORLEANS   LA 70126    2                  04/26/05           00
0423880228                05                 06/01/05           0.0000
0423880228                N                  05/01/20
0

9907105       E22/G02     F                  58,600.00          ZZ
                          120                58,239.99          1
                          5.8750             646.91             55
                          5.6250             646.91
HOUSTON       TX 77072    2                  04/21/05           00
0423751585                03                 06/01/05           0.0000
0423751585                O                  05/01/15
0

9907125       E22/G02     F                  437,500.00         T
                          180                436,027.42         1
                          6.2500             3751.23            70
                          6.0000             3751.23
BIG SKY       MT 59716    1                  04/15/05           00
0423778984                22                 06/01/05           0.0000
0423778984                O                  05/01/20
0

9907169       E22/G02     F                  51,000.00          ZZ
                          180                50,837.34          1
                          6.8750             454.85             80
                          6.6250             454.85
SAN ANTONIO   TX 78245    1                  04/20/05           00
0423856582                03                 06/01/05           0.0000
0423856582                N                  05/01/20
0

9907595       Q57/G02     F                  180,000.00         ZZ
                          180                179,394.14         1
                          6.2500             1543.36            34
                          6.0000             1543.36
RANCHO CUCAMONCA 91701    1                  04/15/05           00
0439207259                05                 06/01/05           0.0000
48401445                  O                  05/01/20
0

9907969       E22/G02     F                  265,000.00         ZZ
                          180                264,069.20         4
                          5.7500             2200.59            59
                          5.5000             2200.59
LOS ANGELES   CA 90023    5                  04/17/05           00
0423825611                05                 06/01/05           0.0000
0423825611                O                  05/01/20
0

9908023       E22/G02     F                  80,000.00          ZZ
                          180                79,727.83          1
                          6.1250             680.50             43
                          5.8750             680.50
PROSSER       WA 99350    5                  04/21/05           00
0423877265                05                 06/01/05           0.0000
0423877265                N                  05/01/20
0

9908143       E22/G02     F                  132,000.00         ZZ
                          180                131,565.14         1
                          6.5000             1149.86            80
                          6.2500             1149.86
BASTROP       TX 78602    2                  04/27/05           00
0423952910                03                 06/01/05           0.0000
0423952910                N                  05/01/20
0

9908317       E82/G02     F                  106,200.00         ZZ
                          180                105,823.01         1
                          5.6250             874.80             43
                          5.3750             874.80
FORT LAUDERDALFL 33312    2                  04/28/05           00
0401102710                05                 06/01/05           0.0000
0401102710                N                  05/01/20
0

9908319       E82/G02     F                  91,900.00          ZZ
                          180                91,584.00          1
                          6.0000             775.50             71
                          5.7500             775.50
PHILADELPHIA  PA 19114    2                  04/25/05           00
0401114068                05                 06/01/05           0.0000
0401114608                O                  05/01/20
0

9908341       E82/G02     F                  99,750.00          ZZ
                          180                99,417.82          1
                          6.3750             862.10             75
                          6.1250             862.10
NEWPORT NEWS  VA 23601    2                  04/28/05           00
0401123682                05                 06/01/05           0.0000
0401123682                N                  05/01/20
0

9909231       E22/G02     F                  53,900.00          ZZ
                          180                53,722.43          4
                          6.5000             469.53             70
                          6.2500             469.53
WILLIAMSPORT  PA 17701    5                  04/28/05           00
0424063287                05                 06/01/05           0.0000
0424063287                N                  05/01/20
0

9910259       E82/G02     F                  283,900.00         ZZ
                          180                283,900.00         1
                          6.5000             2473.08            72
                          6.2500             2473.08
HENDERSON     NV 89014    5                  04/27/05           00
0401121967                05                 07/01/05           0.0000
0401121967                O                  06/01/20
0

9910261       E82/G02     F                  77,000.00          ZZ
                          180                76,746.32          1
                          6.5000             670.76             25
                          6.2500             670.76
ACWORTH       GA 30101    5                  04/26/05           00
0401107933                05                 06/01/05           0.0000
0401107933                O                  05/01/20
0

9910271       E82/G02     F                  81,500.00          ZZ
                          180                81,500.00          1
                          6.1250             693.26             39
                          5.8750             693.26
MIAMI BEACH   FL 33139    2                  04/26/05           00
0401106984                08                 07/01/05           0.0000
0401106984                O                  06/01/20
0

9910379       144/144     F                  115,000.00         ZZ
                          180                114,591.77         1
                          5.6250             947.29             27
                          5.3750             947.29
MIDDLETOWN    NY 10940    2                  04/11/05           00
160768598                 05                 06/01/05           0.0000
160768598                 O                  05/01/20
0

9912091       E22/G02     F                  52,000.00          ZZ
                          180                51,826.84          1
                          6.3750             449.41             80
                          6.1250             449.41
BIRMINGHAM    AL 35221    5                  04/29/05           00
0423904606                05                 06/01/05           0.0000
0423904606                N                  05/01/20
0

9912565       E82/G02     F                  112,400.00         ZZ
                          180                112,400.00         1
                          6.3750             971.42             74
                          6.1250             971.42
PITTSBURGH    PA 15239    2                  04/28/05           00
0401121520                05                 07/01/05           0.0000
0401121520                O                  06/01/20
0

9912953       Q87/G02     F                  62,400.00          ZZ
                          180                62,189.97          1
                          6.2500             535.03             65
                          6.0000             535.03
FOLKSTON      GA 31537    5                  04/21/05           00
0439217498                05                 06/01/05           0.0000
YOJO02                    O                  05/01/20
0

9915599       Q87/G02     F                  50,000.00          TX
                          180                49,833.50          1
                          6.3750             432.13             67
                          6.1250             432.13
ROMA          TX 78584    5                  04/22/05           00
0439314311                05                 06/01/05           0.0000
GRNI01                    O                  05/01/20
0

9915875       E82/G02     F                  68,300.00          ZZ
                          180                68,060.10          1
                          5.7500             567.17             25
                          5.5000             567.17
RIALTO        CA 92316    2                  04/21/05           00
0401120282                05                 06/01/05           0.0000
0401120282                O                  05/01/20
0

9915921       K60/G02     F                  93,750.00          ZZ
                          180                93,451.00          1
                          6.8750             836.11             75
                          6.6250             836.11
EDMOND        OK 73003    5                  04/15/05           00
0439235268                05                 06/01/05           0.0000
0000101722                N                  05/01/20
0

9916815       A11/G02     F                  120,550.00         ZZ
                          180                120,112.94         1
                          5.3750             977.02             87
                          5.1250             977.02
AUBURNDALE    FL 33823    5                  04/18/05           12
0439225152                05                 06/01/05           12.0000
4674584306                O                  05/01/20
0

9917309       E22/G02     F                  188,900.00         ZZ
                          180                188,222.32         1
                          5.5000             1543.47            55
                          5.2500             1543.47
OLD BRIDGE    NJ 08857    5                  04/15/05           00
0423879253                03                 06/01/05           0.0000
0423879253                O                  05/01/20
0

9917323       E22/U57     F                  315,000.00         ZZ
                          180                313,939.74         3
                          6.2500             2700.88            75
                          6.0000             2700.88
BOONTON       NJ 07005    2                  05/04/05           00
0423904804                05                 06/01/05           0.0000
0423904804                N                  05/01/20
0

9917335       E22/G02     F                  315,000.00         ZZ
                          180                313,939.74         3
                          6.2500             2700.88            70
                          6.0000             2700.88
BOONTON       NJ 07005    2                  05/04/05           00
0423917616                05                 06/01/05           0.0000
0423917616                N                  05/01/20
0

9917341       E22/G02     F                  50,000.00          ZZ
                          180                49,837.04          2
                          6.6250             439.00             75
                          6.3750             439.00
ALTON         IL 62002    5                  05/04/05           00
0423926823                05                 06/01/05           0.0000
0423926823                N                  05/01/20
0

9917915       624/G02     F                  139,000.00         ZZ
                          180                138,031.50         1
                          5.8750             1163.59            79
                          5.6250             1163.59
DULUTH        GA 30096    2                  03/14/05           00
0439269184                05                 05/01/05           0.0000
1000076133                N                  04/01/20
0

9917925       624/G02     F                  122,400.00         ZZ
                          180                121,547.16         1
                          5.8750             1024.63            80
                          5.6250             1024.63
TULARE        CA 93274    5                  03/15/05           00
0439261660                05                 05/01/05           0.0000
1000075116                N                  04/01/20
0

9918245       624/G02     F                  685,000.00         ZZ
                          180                680,125.36         1
                          5.6250             5642.56            61
                          5.3750             5642.56
ANAHEIM       CA 92808    2                  02/28/05           00
0439277674                03                 05/01/05           0.0000
1000074829                O                  04/01/20
0

9918269       624/G02     F                  496,000.00         ZZ
                          180                494,257.84         1
                          5.7500             4118.83            74
                          5.5000             4118.83
CHULA VISTA   CA 91910    2                  04/05/05           00
0439251430                05                 06/01/05           0.0000
1000078046                O                  05/01/20
0

9919219       E82/G02     F                  113,300.00         ZZ
                          180                113,300.00         1
                          5.7500             940.85             80
                          5.5000             940.85
CHOCTAW       OK 73020    2                  05/04/05           00
0401105788                05                 07/01/05           0.0000
0401105788                O                  06/01/20
0

9919227       E82/G02     F                  115,000.00         ZZ
                          180                115,000.00         1
                          5.8750             962.69             62
                          5.6250             962.69
KISSIMMEE     FL 34746    2                  05/03/05           00
0401113469                05                 07/01/05           0.0000
0401113469                O                  06/01/20
0

9919457       253/253     F                  515,450.00         T
                          180                513,658.63         1
                          5.8750             4314.93            65
                          5.6250             4314.93
RIO VERDE     AZ 85263    1                  04/25/05           00
389549                    03                 06/01/05           0.0000
389549                    O                  05/01/20
0

9919711       X64/G02     F                  230,000.00         ZZ
                          180                229,174.88         1
                          5.5000             1879.29            79
                          5.2500             1879.29
CANTON        MI 48187    2                  04/25/05           00
0439236779                05                 06/01/05           0.0000
0000043368                O                  05/01/20
0

9920689       E22/G02     F                  357,000.00         ZZ
                          180                357,000.00         1
                          5.8750             2988.51            59
                          5.6250             2988.51
CAMARILLO     CA 91310    5                  04/29/05           00
0423948561                05                 07/01/05           0.0000
0423948561                N                  06/01/20
0

9921847       P09/G02     F                  448,000.00         ZZ
                          180                448,000.00         1
                          5.8750             3750.29            80
                          5.6250             3750.29
GAITHERSBURG  MD 20878    5                  05/03/05           00
0439261694                03                 07/01/05           0.0000
050228000                 O                  06/01/20
0

9921929       P01/G02     F                  134,450.00         ZZ
                          180                134,030.41         4
                          7.1250             1217.89            90
                          6.8750             1217.89
ALBANY        NY 12208    1                  04/28/05           04
0439226630                05                 06/01/05           25.0000
05001288                  N                  05/01/20
0

9922291       Z51/Z56     F                  465,000.00         ZZ
                          180                454,770.91         1
                          5.3750             3768.67            70
                          5.1250             3768.67
FLUSHING      NY 11358    1                  11/03/04           00
5265099                   05                 01/01/05           0.0000
333355191                 O                  12/01/19
0

9922295       Z51/Z56     F                  388,500.00         ZZ
                          180                378,507.00         1
                          5.3750             3148.66            70
                          5.1250             3148.66
QUEENS        NY 11426    5                  10/19/04           00
5287070                   05                 12/01/04           0.0000
333355193                 O                  11/01/19
0

9922301       Z51/Z56     F                  500,000.00         ZZ
                          180                489,001.00         1
                          5.3750             4052.33            46
                          5.1250             4052.33
BAYSIDE       NY 11361    1                  11/29/04           00
5296257                   05                 01/01/05           0.0000
333355199                 O                  12/01/19
0

9922307       Z51/Z56     F                  500,000.00         ZZ
                          180                489,224.96         1
                          5.6250             4118.66            55
                          5.3750             4118.66
BROOKLYN      NY 11223    5                  11/09/04           00
5331069                   05                 01/01/05           0.0000
333355202                 O                  12/01/19
0

9922309       Z51/Z56     F                  405,000.00         ZZ
                          180                396,450.86         1
                          5.8750             3390.33            70
                          5.6250             3390.33
FLUSHING      NY 11354    1                  11/19/04           00
5332868                   05                 01/01/05           0.0000
333355203                 O                  12/01/19
0

9922311       Z51/Z56     F                  430,000.00         ZZ
                          180                408,132.58         1
                          5.7500             3570.77            65
                          5.5000             3570.77
BELLMORE      NY 11710    5                  11/01/04           00
5338166                   05                 01/01/05           0.0000
333355204                 O                  12/01/19
0

9922319       Z51/Z56     F                  534,000.00         ZZ
                          180                524,127.02         2
                          5.8750             4470.22            60
                          5.6250             4470.22
FLUSHING      NY 11354    1                  12/22/04           00
5356093                   05                 02/01/05           0.0000
333355209                 O                  01/01/20
0

9922433       Z51/993     F                  381,000.00         ZZ
                          180                370,998.36         1
                          5.1250             3037.79            75
                          4.8450             3037.79
GERMANTOWN    MD 20874    5                  10/29/04           00
0141519967                05                 12/01/04           0.0000
333295173                 O                  11/01/19
0

9922465       Z51/J37     F                  900,000.00         ZZ
                          180                880,404.16         1
                          5.5000             7353.75            75
                          5.2500             7353.75
MONTVALE      NJ 07645    5                  11/09/04           00
333342515                 05                 01/01/05           0.0000
333342515                 O                  12/01/19
0

9922491       Z51/J37     F                  110,000.00         ZZ
                          180                107,604.97         2
                          5.5000             898.79             36
                          5.2500             898.79
PATERSON      NJ 07502    5                  11/26/04           00
333391099                 05                 01/01/05           0.0000
333391099                 O                  12/01/19
0

9922493       Z51/J37     F                  118,500.00         ZZ
                          180                116,733.22         1
                          5.6250             976.12             79
                          5.3750             976.12
PLEASANTVILLE NJ 08232    2                  01/07/05           00
333391104                 05                 03/01/05           0.0000
333391104                 O                  02/01/20
0

9922495       Z51/J37     F                  335,000.00         ZZ
                          180                328,935.60         1
                          5.5000             2737.23            75
                          5.2500             2737.23
SAVANNAH      GA 31406    5                  12/10/04           00
333391105                 03                 02/01/05           0.0000
333391105                 O                  01/01/20
0

9922497       Z51/J37     F                  97,000.00          ZZ
                          180                95,627.34          1
                          5.7500             805.50             52
                          5.5000             805.50
MIDDLETOWN    CT 06457    2                  01/10/05           00
333391118                 05                 03/01/05           0.0000
333391118                 O                  02/01/20
0

9922513       Z51/993     F                  400,000.00         T
                          180                374,631.56         1
                          5.0000             3163.17            69
                          4.7200             3163.17
SHAKER HEIGHTSOH 44122    1                  01/29/04           00
0143579928                05                 03/01/04           0.0000
333408587                 O                  02/01/19
0

9922515       Z51/993     F                  440,000.00         T
                          180                418,056.70         1
                          5.0000             3479.49            80
                          4.7200             3479.49
BIG SKY       MT 59716    5                  04/23/04           00
0143581478                05                 06/01/04           0.0000
333408589                 O                  05/01/19
0

9922531       Z51/993     F                  641,250.00         ZZ
                          180                627,143.80         1
                          5.3750             5197.11            75
                          5.0950             5197.11
CERRITOS      CA 90703    1                  11/18/04           00
777002073                 05                 01/01/05           0.0000
777002073                 O                  12/01/19
0

9922625       U05/G02     F                  231,650.00         ZZ
                          180                230,844.94         1
                          5.8750             1939.18            78
                          5.6250             1939.18
MIAMI         FL 33177    5                  04/27/05           00
0439258310                05                 06/01/05           0.0000
3000735465                O                  05/01/20
0

9922627       U05/G02     F                  61,300.00          ZZ
                          180                61,082.39          1
                          5.6250             504.95             18
                          5.3750             504.95
OCEANSIDE     CA 92056    2                  04/27/05           00
0439256694                05                 06/01/05           0.0000
3000745377                N                  05/01/20
0

9922665       U05/G02     F                  240,000.00         T
                          180                239,174.74         1
                          6.0000             2025.26            79
                          5.7500             2025.26
PORT ST LUCIE FL 34952    1                  04/20/05           00
0439271461                05                 06/01/05           0.0000
3000734390                O                  05/01/20
0

9922667       U05/G02     F                  73,200.00          ZZ
                          180                72,940.16          2
                          5.6250             602.97             15
                          5.3750             602.97
OCEANSIDE     CA 92054    2                  04/27/05           00
0439274002                05                 06/01/05           0.0000
3000745353                N                  05/01/20
0

9922675       U05/G02     F                  59,300.00          ZZ
                          180                59,089.50          1
                          5.6250             488.47             14
                          5.3750             488.47
OCEANSIDE     CA 92054    2                  04/27/05           00
0439257320                05                 06/01/05           0.0000
3000745326                O                  05/01/20
0

9922685       U05/G02     F                  260,000.00         ZZ
                          180                259,086.76         1
                          5.7500             2159.07            72
                          5.5000             2159.07
LAKE ARROWHEADCA 92352    5                  04/05/05           00
0439258039                05                 06/01/05           0.0000
3000731524                O                  05/01/20
0

9922689       U05/G02     F                  175,500.00         ZZ
                          180                174,877.01         1
                          5.6250             1445.65            90
                          5.3750             1445.65
GARLAND       TX 75044    1                  04/29/05           12
0439232711                03                 06/01/05           25.0000
3000741682                O                  05/01/20
0

9922733       U05/G02     F                  59,900.00          ZZ
                          180                59,663.94          1
                          5.6250             493.42             14
                          5.3750             493.42
OCEANSIDE     CA 92057    2                  04/27/05           00
0439256751                05                 06/01/05           0.0000
3000745362                N                  05/01/20
0

9922771       U05/G02     F                  187,000.00         ZZ
                          180                186,322.03         1
                          5.3750             1515.57            44
                          5.1250             1515.57
DOWNEY        CA 90242    5                  04/08/05           00
0439283516                05                 06/01/05           0.0000
3000727523                O                  05/01/20
0

9922821       U05/G02     F                  100,000.00         ZZ
                          180                99,663.41          1
                          6.2500             857.42             46
                          6.0000             857.42
MIAMI         FL 33177    5                  04/14/05           00
0439258534                05                 06/01/05           0.0000
3000736011                O                  05/01/20
0

9923125       E22/U57     F                  136,000.00         ZZ
                          180                136,000.00         1
                          6.0000             1147.65            85
                          5.7500             1147.65
SHAMOKIN DAM  PA 17876    2                  05/04/05           04
0423994789                05                 07/01/05           6.0000
0423994789                O                  06/01/20
0

9923281       E22/G02     F                  50,500.00          ZZ
                          180                50,500.00          1
                          6.1250             429.57             50
                          5.8750             429.57
BOULDER       CO 80303    2                  05/09/05           00
0424121754                01                 07/01/05           0.0000
0424121754                N                  06/01/20
0

9923663       T08/G02     F                  271,150.00         ZZ
                          180                270,227.52         1
                          6.1250             2306.47            80
                          5.8750             2306.47
SAINT AUGUSTINFL 32080    1                  04/20/05           00
0439276049                03                 06/01/05           0.0000
132029045                 N                  05/01/20
0

9923969       T51/U57     F                  48,300.00          ZZ
                          180                48,132.14          1
                          5.8750             404.33             70
                          5.6250             404.33
MILWAUKEE     WI 53218    5                  04/28/05           00
0439277088                05                 06/01/05           0.0000
0000025621                N                  05/01/20
0

9924139       U85/G02     F                  50,000.00          ZZ
                          180                50,000.00          1
                          6.5000             435.55             66
                          6.2500             435.55
KOKOMO        IN 46901    5                  05/05/05           00
0439251364                05                 07/01/05           0.0000
0505011894                O                  06/01/20
0

9924497       E22/U57     F                  101,000.00         ZZ
                          120                101,000.00         1
                          5.8750             1114.98            51
                          5.6250             1114.98
LEWIS CENTER  OH 43035    5                  05/05/05           00
0423953850                05                 07/01/05           0.0000
0423953850                O                  06/01/15
0

9924553       E22/G02     F                  85,200.00          ZZ
                          180                84,913.23          1
                          6.2500             730.52             73
                          6.0000             730.52
GRIFFIN       GA 30223    2                  05/03/05           00
0423994375                05                 06/01/05           0.0000
0423994375                N                  05/01/20
0

9924571       E22/G02     F                  59,500.00          ZZ
                          180                59,299.73          1
                          6.2500             510.17             63
                          6.0000             510.17
GRIFFIN       GA 30224    2                  05/03/05           00
0424014538                03                 06/01/05           0.0000
0424014538                N                  05/01/20
0

9924601       E22/G02     F                  88,000.00          ZZ
                          180                87,703.80          1
                          6.2500             754.53             74
                          6.0000             754.53
GRIFFIN       GA 30224    2                  05/04/05           00
0424029601                05                 06/01/05           0.0000
0424029601                N                  05/01/20
0

9924609       E22/G02     F                  95,900.00          ZZ
                          180                95,577.21          1
                          6.2500             822.27             71
                          6.0000             822.27
GRIFFIN       GA 30224    2                  05/04/05           00
0424040608                05                 06/01/05           0.0000
0424040608                N                  05/01/20
0

9924615       E22/G02     F                  95,900.00          ZZ
                          180                95,577.21          1
                          6.2500             822.27             72
                          6.0000             822.27
GRIFFIN       GA 30224    2                  05/04/05           00
0424044675                05                 06/01/05           0.0000
0424044675                N                  05/01/20
0

9925947       144/144     F                  164,000.00         ZZ
                          180                162,682.53         1
                          5.6250             1350.92            66
                          5.3750             1350.92
ULSTER        NY 12477    5                  04/21/05           00
160769000                 05                 06/01/05           0.0000
160769000                 O                  05/01/20
0

9926341       E82/G02     F                  72,050.00          ZZ
                          180                72,050.00          1
                          5.7500             598.31             56
                          5.5000             598.31
MIAMI         FL 33179    2                  05/09/05           00
0401080916                01                 07/01/05           0.0000
0401080916                O                  06/01/20
0

9926873       P01/G02     F                  156,500.00         ZZ
                          180                156,500.00         1
                          6.2500             1341.87            33
                          6.0000             1341.87
AUSTERLITZ    NY 12017    5                  05/06/05           00
0439283128                05                 07/01/05           0.0000
05001581                  O                  06/01/20
0

9928639       E22/G02     F                  55,700.00          ZZ
                          180                55,700.00          1
                          5.5000             455.12             34
                          5.2500             455.12
BUDA          TX 78610    1                  05/09/05           00
0423731371                03                 07/01/05           0.0000
0423731371                O                  06/01/20
0

9928737       E22/G02     F                  62,550.00          ZZ
                          180                62,339.46          1
                          6.2500             536.32             57
                          6.0000             536.32
GRIFFIN       GA 30224    2                  05/05/05           00
0424013761                05                 06/01/05           0.0000
0424013761                N                  05/01/20
0

9928757       E22/G02     F                  73,200.00          TX
                          180                73,200.00          1
                          6.0000             617.70             80
                          5.7500             617.70
AUSTIN        TX 78748    5                  05/12/05           00
0424030823                05                 07/01/05           0.0000
0424030823                N                  06/01/20
0

9928843       E22/G02     F                  97,250.00          TX
                          180                97,250.00          2
                          6.3750             840.48             48
                          6.1250             840.48
HOUSTON       TX 77019    5                  05/12/05           00
0424169993                05                 07/01/05           0.0000
0424169993                N                  06/01/20
0

9928917       E82/G02     F                  329,000.00         ZZ
                          180                329,000.00         1
                          6.0000             2776.29            37
                          5.7500             2776.29
RENO          NV 89509    2                  05/11/05           00
0401121041                03                 07/01/05           0.0000
0401121041                O                  06/01/20
0

9932335       E22/G02     F                  107,350.00         ZZ
                          180                107,350.00         1
                          6.1250             913.15             95
                          5.8750             913.15
GREAT FALLS   MT 59404    5                  05/09/05           10
0424065803                05                 07/01/05           25.0000
0424065803                O                  06/01/20
0

9932405       E22/G02     F                  143,000.00         ZZ
                          180                143,000.00         1
                          5.7500             1187.49            80
                          5.5000             1187.49
TOMBALL       TX 77375    2                  05/09/05           00
0424123529                03                 07/01/05           0.0000
0424123529                O                  06/01/20
0

9932539       E22/G02     F                  143,000.00         ZZ
                          180                143,000.00         2
                          5.5000             1168.43            90
                          5.2500             1168.43
HARLINGEN     TX 78550    4                  05/13/05           10
0423936814                05                 07/01/05           20.0000
0423936814                N                  06/01/20
0

9932567       E22/U57     F                  123,000.00         ZZ
                          180                123,000.00         1
                          6.2500             1054.63            80
                          6.0000             1054.63
MAYLENE       AL 35114    5                  05/13/05           00
0423971696                05                 07/01/05           0.0000
0423971696                N                  06/01/20
0

9932583       E22/G02     F                  74,750.00          ZZ
                          180                74,498.40          1
                          6.2500             640.92             65
                          6.0000             640.92
GRIFFIN       GA 30224    2                  05/05/05           00
0423987106                05                 06/01/05           0.0000
0423987106                N                  05/01/20
0

9932613       E22/G02     F                  76,600.00          ZZ
                          180                76,342.17          1
                          6.2500             656.79             53
                          6.0000             656.79
FOREST PARK   GA 30297    2                  05/05/05           00
0424015121                05                 06/01/05           0.0000
0424015121                N                  05/01/20
0

9932631       E22/G02     F                  79,900.00          ZZ
                          180                79,631.07          1
                          6.2500             685.08             68
                          6.0000             685.08
GRIFFIN       GA 30224    2                  05/04/05           00
0424028066                05                 06/01/05           0.0000
0424028066                N                  05/01/20
0

9932637       E22/G02     F                  84,700.00          ZZ
                          180                84,414.91          1
                          6.2500             726.24             74
                          6.0000             726.24
GRIFFIN       GA 30223    2                  05/04/05           00
0424030070                05                 06/01/05           0.0000
0424030070                N                  05/01/20
0

9932649       E22/G02     F                  110,000.00         ZZ
                          180                109,629.75         1
                          6.2500             943.17             80
                          6.0000             943.17
GRIFFIN       GA 30224    2                  05/05/05           00
0424044105                05                 06/01/05           0.0000
0424044105                N                  05/01/20
0

9932655       E22/U57     F                  182,750.00         ZZ
                          180                182,750.00         1
                          5.8750             1529.83            85
                          5.6250             1529.83
FONTANA       CA 92335    5                  05/05/05           01
0424050680                05                 07/01/05           6.0000
0424050680                O                  06/01/20
0

9932709       E22/G02     F                  222,972.00         ZZ
                          180                222,972.00         1
                          5.8750             1866.54            80
                          5.6250             1866.54
GRAND JUNCTIONCO 81506    1                  05/13/05           00
0424173037                03                 07/01/05           0.0000
0424173037                N                  06/01/20
0

9933159       L14/G02     F                  86,000.00          ZZ
                          180                85,701.11          1
                          5.8750             719.93             31
                          5.6250             719.93
COPPELL       TX 75019    1                  04/27/05           00
0439348434                03                 06/01/05           0.0000
204860999                 O                  05/01/20
0

9933209       L14/G02     F                  219,005.00         ZZ
                          180                218,306.51         1
                          6.8750             1953.21            80
                          6.6250             1953.21
PLAINFIELD    IL 60544    1                  04/22/05           00
0439338328                05                 06/01/05           0.0000
101218644                 N                  05/01/20
0

9933431       L14/G02     F                  100,000.00         ZZ
                          180                99,625.87          1
                          5.0000             790.80             18
                          4.7500             790.80
GOODYEAR      AZ 85338    1                  04/14/05           00
0439339102                03                 06/01/05           0.0000
281002050                 O                  05/01/20
0

9933443       L14/G02     F                  221,000.00         ZZ
                          180                220,223.75         1
                          5.7500             1835.21            50
                          5.5000             1835.21
NOKOMIS       FL 34275    2                  04/18/05           00
0439340811                07                 06/01/05           0.0000
282900204                 O                  05/01/20
0

9933449       L14/G02     F                  216,000.00         ZZ
                          180                215,216.89         1
                          5.3750             1750.61            61
                          5.1250             1750.61
INDIO         CA 92203    5                  04/05/05           00
0439340126                05                 06/01/05           0.0000
283700006                 O                  05/01/20
0

9933489       L14/G02     F                  78,000.00          ZZ
                          180                77,743.03          1
                          6.5000             679.47             42
                          6.2500             679.47
LACONIA       NH 03246    5                  04/25/05           00
0439338716                05                 06/01/05           0.0000
215711218                 O                  05/01/20
0

9933491       L14/G02     F                  144,000.00         ZZ
                          180                143,499.55         1
                          5.8750             1205.45            80
                          5.6250             1205.45
FARMINGTON    NH 03835    5                  04/25/05           00
0439342726                05                 06/01/05           0.0000
215726040                 O                  05/01/20
0

9933579       L14/G02     F                  79,000.00          ZZ
                          180                78,725.45          1
                          5.8750             661.32             80
                          5.6250             661.32
FAYETTEVILLE  NC 28303    5                  04/28/05           00
0439340167                05                 06/01/05           0.0000
231106326                 O                  05/01/20
0

9933613       L14/G02     F                  230,000.00         ZZ
                          180                229,157.33         1
                          5.2500             1848.92            44
                          5.0000             1848.92
ESSEX         MD 21221    1                  04/08/05           00
0439338047                05                 06/01/05           0.0000
226401135                 O                  05/01/20
0

9933691       L14/G02     F                  200,000.00         ZZ
                          180                199,290.03         1
                          5.6250             1647.47            34
                          5.3750             1647.47
PALM BEACH SHOFL 33404    5                  04/08/05           00
0439343518                05                 06/01/05           0.0000
202318319                 O                  05/01/20
0

9933713       L14/G02     F                  405,000.00         ZZ
                          180                403,592.48         1
                          5.8750             3390.33            70
                          5.6250             3390.33
RENO          NV 89509    2                  04/15/05           00
0439347634                05                 06/01/05           0.0000
204032863                 O                  05/01/20
0

9933717       L14/G02     F                  73,900.00          ZZ
                          180                73,645.88          1
                          6.0000             623.62             80
                          5.7500             623.62
JACKSONVILLE  FL 32244    2                  04/08/05           00
0439341801                03                 06/01/05           0.0000
204722277                 O                  05/01/20
0

9933721       L14/G02     F                  149,400.00         ZZ
                          180                148,858.35         1
                          5.3750             1210.84            79
                          5.1250             1210.84
ARLINGTON     WA 98223    2                  04/25/05           00
0439347618                09                 06/01/05           0.0000
220207654                 O                  05/01/20
0

9934169       944/G02     F                  72,000.00          ZZ
                          180                71,749.77          1
                          5.8750             602.73             23
                          5.6250             602.73
MANTECA       CA 95336    2                  04/11/05           00
0439332453                05                 06/01/05           0.0000
1001818283                N                  05/01/20
0

9934211       944/G02     F                  64,000.00          ZZ
                          180                63,777.57          1
                          5.8750             535.76             24
                          5.6250             535.76
COEUR D ALENE ID 83815    5                  04/20/05           00
0439332313                05                 06/01/05           0.0000
1001820645                O                  05/01/20
0

9934235       944/G02     F                  76,000.00          ZZ
                          180                75,724.47          1
                          5.3750             615.95             80
                          5.1250             615.95
COOS BAY      OR 97420    1                  04/25/05           00
0439321365                05                 06/01/05           0.0000
1813497                   O                  05/01/20
0

9934497       E22/G02     F                  80,650.00          ZZ
                          180                80,378.54          1
                          6.2500             691.51             71
                          6.0000             691.51
GRIFFIN       GA 30223    2                  05/05/05           00
0424039725                05                 06/01/05           0.0000
0424039725                N                  05/01/20
0

9934499       E22/G02     F                  90,300.00          ZZ
                          180                89,996.06          1
                          6.2500             774.25             72
                          6.0000             774.25
GRIFFIN       GA 30223    2                  05/05/05           00
0424040889                05                 06/01/05           0.0000
0424040889                N                  05/01/20
0

9936885       967/G02     F                  68,670.00          ZZ
                          180                68,436.38          1
                          6.1250             584.12             70
                          5.8750             584.12
CHENEY        WA 99004    1                  04/27/05           00
0439314410                03                 06/01/05           0.0000
10517266                  N                  05/01/20
0

9936887       H93/G02     F                  116,000.00         ZZ
                          180                116,000.00         1
                          6.3750             1002.53            80
                          6.1250             1002.53
KANSAS CITY   MO 64116    2                  05/12/05           00
0439324369                05                 07/01/05           0.0000
2005000026                N                  06/01/20
0

9936923       U85/U57     F                  100,000.00         ZZ
                          180                100,000.00         1
                          6.3750             864.25             80
                          6.1250             864.25
OMAHA         NE 68134    5                  05/12/05           00
0439311309                05                 07/01/05           0.0000
0505011913                N                  06/01/20
0

9938989       E22/G02     F                  120,175.00         ZZ
                          180                120,175.00         1
                          6.5000             1046.85            95
                          6.2500             1046.85
HAHNVILLE     LA 70057    5                  05/12/05           01
0424194553                05                 07/01/05           25.0000
0424194553                O                  06/01/20
0

9939135       E22/G02     F                  30,000.00          ZZ
                          180                30,000.00          1
                          6.2500             257.23             57
                          6.0000             257.23
CHETEK        WI 54728    5                  05/17/05           00
0423874908                05                 07/01/05           0.0000
0423874908                N                  06/01/20
0

9939161       E22/G02     F                  77,500.00          ZZ
                          180                77,500.00          1
                          5.7500             643.57             77
                          5.5000             643.57
ZEBULON       NC 27597    2                  05/17/05           00
0423952084                05                 07/01/05           0.0000
0423952084                N                  06/01/20
0

9941229       E82/G02     F                  94,800.00          ZZ
                          180                94,800.00          1
                          6.5000             825.81             79
                          6.2500             825.81
TEHACHAPI     CA 93561    5                  05/07/05           00
0401120670                05                 07/01/05           0.0000
0401120670                N                  06/01/20
0

9941245       944/G02     F                  215,000.00         ZZ
                          180                214,244.83         1
                          5.7500             1785.38            40
                          5.5000             1785.38
GARDENA       CA 90247    5                  04/21/05           00
0439331596                05                 06/01/05           0.0000
1001820659                O                  05/01/20
0

9941247       944/G02     F                  205,000.00         ZZ
                          180                204,295.09         1
                          6.0000             1729.91            43
                          5.7500             1729.91
SAN PABLO     CA 94806    5                  04/22/05           00
0439330838                05                 06/01/05           0.0000
1001821698                O                  05/01/20
0

9941593       E22/U57     F                  278,300.00         ZZ
                          180                278,300.00         1
                          5.6250             2292.45            78
                          5.3750             2292.45
METAIRIE      LA 70002    2                  05/13/05           00
0424124675                05                 07/01/05           0.0000
0424124675                O                  06/01/20
0

9941665       E22/U57     F                  100,000.00         ZZ
                          180                100,000.00         1
                          5.8750             837.12             80
                          5.6250             837.12
RALEIGH       NC 27610    5                  05/13/05           00
0424198034                05                 07/01/05           0.0000
0424198034                O                  06/01/20
0

9942129       742/G02     F                  85,000.00          ZZ
                          180                85,000.00          1
                          6.0000             717.28             43
                          5.7500             717.28
KIRKVILLE     NY 13082    5                  05/10/05           00
0439315649                05                 07/01/05           0.0000
0010691673                O                  06/01/20
0

9942521       E22/G02     F                  131,000.00         ZZ
                          180                131,000.00         1
                          6.2500             1123.22            87
                          6.0000             1123.22
COLUMBIA      SC 29205    2                  05/19/05           10
0423248442                05                 07/01/05           20.0000
0423248442                N                  06/01/20
0

9943911       E22/U57     F                  100,000.00         ZZ
                          180                100,000.00         1
                          5.7500             830.41             38
                          5.5000             830.41
HIALEAH       FL 33010    5                  05/16/05           00
0424045870                05                 07/01/05           0.0000
0424045870                O                  06/01/20
0

9944381       696/G02     F                  600,000.00         ZZ
                          180                600,000.00         1
                          6.0000             5063.14            75
                          5.7500             5063.14
CHAVY CHASE   MD 20815    1                  05/19/05           00
0439332255                05                 07/01/05           0.0000
25605162                  O                  06/01/20
0

9944599       Y96/G02     F                  75,600.00          ZZ
                          180                75,600.00          1
                          6.2500             648.22             74
                          6.0000             648.22
NEWNAN        GA 30263    5                  05/17/05           00
0439337189                05                 07/01/05           0.0000
31168                     N                  06/01/20
0

9944867       E82/G02     F                  106,200.00         ZZ
                          180                106,200.00         1
                          5.8750             889.02             90
                          5.6250             889.02
WASHINGTON TERUT 84405    2                  05/20/05           04
0401125109                05                 07/01/05           12.0000
0401125109                O                  06/01/20
0

9944977       E22/G02     F                  135,000.00         ZZ
                          180                135,000.00         1
                          5.3750             1094.13            41
                          5.1250             1094.13
FARMINGVILLE  NY 11738    5                  05/23/05           00
0424257293                05                 07/01/05           0.0000
0424257293                N                  06/01/20
0

9945305       E22/G02     F                  48,450.00          ZZ
                          180                48,450.00          1
                          6.3750             418.73             95
                          6.1250             418.73
BRUSH         CO 80723    5                  05/17/05           04
0424111573                05                 07/01/05           25.0000
0424111573                O                  06/01/20
0

9945395       E22/G02     F                  30,000.00          T
                          180                30,000.00          1
                          6.5000             261.33             70
                          6.2500             261.33
CONRAD        MT 59425    5                  05/20/05           00
0424190296                05                 07/01/05           0.0000
0424190296                O                  06/01/20
0

9949121       M40/G02     F                  103,000.00         ZZ
                          180                103,000.00         1
                          5.2500             827.99             37
                          5.0000             827.99
MORENO VALLEY CA 92557    5                  05/06/05           00
0439335449                05                 07/01/05           0.0000
WS1205040                 O                  06/01/20
0

9949305       E22/G02     F                  50,000.00          ZZ
                          180                50,000.00          1
                          6.1250             425.31             70
                          5.8750             425.31
DEL CITY      OK 73115    1                  05/23/05           00
0424101335                05                 07/01/05           0.0000
0424101335                N                  06/01/20
0

9949307       E22/G02     F                  50,000.00          ZZ
                          180                50,000.00          1
                          6.1250             425.31             79
                          5.8750             425.31
DEL CITY      OK 73115    1                  05/23/05           00
0424101541                05                 07/01/05           0.0000
0424101541                N                  06/01/20
0

9949867       Q87/G02     F                  118,000.00         ZZ
                          180                117,602.82         1
                          6.2500             1011.76            63
                          6.0000             1011.76
DAUPHIN ISLANDAL 36528    5                  05/03/05           00
0439339474                05                 06/09/05           0.0000
HAMI03                    O                  05/09/20
0

9950085       E82/G02     F                  95,200.00          ZZ
                          180                95,200.00          1
                          5.7500             790.56             53
                          5.5000             790.56
WHITESBORO    TX 76273    2                  05/23/05           00
0401094768                05                 07/01/05           0.0000
0401094768                O                  06/01/20
0

9950303       E22/G02     F                  166,000.00         ZZ
                          180                166,000.00         1
                          5.8750             1389.62            90
                          5.6250             1389.62
NORWALK       OH 44857    2                  05/20/05           04
0424146066                05                 07/01/05           12.0000
0424146066                O                  06/01/20
0

9950463       E22/G02     F                  72,000.00          TX
                          180                72,000.00          1
                          6.8750             642.14             80
                          6.6250             642.14
FORT WORTH    TX 76137    5                  05/25/05           00
0424263598                05                 07/01/05           0.0000
0424263598                N                  06/01/20
0

9951503       Q14/G02     F                  261,000.00         ZZ
                          180                261,000.00         1
                          5.8750             2184.88            90
                          5.6250             2184.88
CEDAR FALLS   IA 50613    5                  05/04/05           01
0439341876                05                 07/01/05           25.0000
0000526070                O                  06/01/20
0

9952195       E82/G02     F                  123,200.00         ZZ
                          180                123,200.00         1
                          6.2500             1056.34            65
                          6.0000             1056.34
NASHVILLE     TN 37212    2                  05/27/05           00
0401124680                05                 07/01/05           0.0000
0401124680                N                  06/01/20
0

9952233       E82/G02     F                  79,000.00          ZZ
                          180                79,000.00          1
                          6.2500             677.36             56
                          6.0000             677.36
GLENDALE      AZ 85306    2                  05/25/05           00
0401124144                05                 07/01/05           0.0000
0401124144                O                  06/01/20
0

9953391       E22/G02     F                  94,417.00          ZZ
                          180                94,417.00          1
                          6.5000             822.47             80
                          6.2500             822.47
AUSTELL       GA 30168    1                  05/26/05           00
0424353829                05                 07/01/05           0.0000
0424353829                N                  06/01/20
0

9957631       E22/G02     F                  180,000.00         ZZ
                          180                180,000.00         1
                          5.8750             1506.81            64
                          5.6250             1506.81
PEMBROKE PINESFL 33024    5                  05/23/05           00
0424049609                05                 07/01/05           0.0000
0424049609                O                  06/01/20
0

9959445       Y76/G02     F                  236,000.00         ZZ
                          180                236,000.00         1
                          5.8750             1975.60            62
                          5.6250             1975.60
BELLEVUE      WA 98008    5                  05/24/05           00
0439353608                05                 07/01/05           0.0000
PDX315319                 O                  06/01/20
0

9960143       E22/G02     F                  60,000.00          ZZ
                          180                60,000.00          1
                          6.1250             510.37             46
                          5.8750             510.37
ROCKY MOUNT   NC 27804    2                  05/31/05           00
0423966738                05                 07/01/05           0.0000
0423966738                N                  06/01/20
0

9960237       E22/G02     F                  243,000.00         ZZ
                          180                243,000.00         1
                          5.6250             2001.67            62
                          5.3750             2001.67
GLENCOE       AL 35905    5                  05/25/05           00
0424076123                05                 07/01/05           0.0000
0424076123                O                  06/01/20
0

9960355       E22/G02     F                  160,000.00         ZZ
                          180                160,000.00         1
                          6.0000             1350.17            80
                          5.7500             1350.17
MCHENRY       IL 60050    2                  05/24/05           00
0424153906                01                 07/01/05           0.0000
0424153906                O                  06/01/20
0

9960481       E22/G02     F                  148,000.00         ZZ
                          180                148,000.00         1
                          6.0000             1248.91            63
                          5.7500             1248.91
SPRING HILL   TN 37174    2                  05/24/05           00
0424204808                05                 07/01/05           0.0000
0424204808                O                  06/01/20
0

9961897       E82/G02     F                  390,700.00         ZZ
                          180                390,700.00         1
                          5.6250             3218.30            69
                          5.3750             3218.30
REDMOND       OR 97756    2                  05/19/05           00
0401103817                05                 07/01/05           0.0000
0401103817                O                  06/01/20
0

9962105       Q14/G02     F                  69,600.00          ZZ
                          180                69,600.00          1
                          6.6250             611.08             80
                          6.3750             611.08
BELTON        MO 64012    5                  05/13/05           00
0439350489                05                 07/01/05           0.0000
0000526301                N                  06/01/20
0

9962673       E22/G02     F                  172,000.00         TX
                          180                172,000.00         1
                          5.7500             1428.31            64
                          5.5000             1428.31
SANGER        TX 76266    5                  05/26/05           00
0424242196                05                 07/01/05           0.0000
0424242196                O                  06/01/20
0

9965247       E82/G02     F                  150,000.00         ZZ
                          180                150,000.00         1
                          5.8750             1255.68            60
                          5.6250             1255.68
POINTBLANK    TX 77364    1                  05/27/05           00
0401127626                03                 07/01/05           0.0000
0401127626                O                  06/01/20
0

9966485       E22/G02     F                  58,650.00          ZZ
                          180                58,650.00          1
                          6.0000             494.92             75
                          5.7500             494.92
JOPLIN        MO 64804    2                  06/03/05           00
0424196855                05                 07/01/05           0.0000
0424196855                N                  06/01/20
0

9968759       E22/G02     F                  60,000.00          ZZ
                          180                60,000.00          1
                          5.5000             490.25             48
                          5.2500             490.25
RICHLAND      WA 99352    1                  05/21/05           00
0423867308                09                 07/01/05           0.0000
0423867308                O                  06/01/20
0

Total Number of Loans     633

Total Original Balance    105,302,353.00

Total Principal Balance   104,071,255.35

Total Original P+I        879,282.85

Total Current P+I         879,282.86

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
8878186                                 0.2500
81664.07                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9214444                                 0.2500
140454.86                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9516039                                 0.2500
117052.34                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9638546                                 0.2500
238669.82                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9655622                                 0.2500
182436.29                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9655984                                 0.2500
156950.93                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9656040                                 0.2500
121355.24                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9656042                                 0.2500
78675.78                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9656044                                 0.2500
191996.79                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9656046                                 0.2500
192978.34                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9656048                                 0.2500
144938.82                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9656050                                 0.2500
37001.80                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9656052                                 0.2500
120711.50                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9656054                                 0.2500
53661.83                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9656056                                 0.2500
120766.91                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9656058                                 0.2500
43415.45                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9656060                                 0.2500
290648.30                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9656062                                 0.2500
51264.12                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9656064                                 0.2500
76193.23                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656066                                 0.2500
144800.51                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9656068                                 0.2500
414240.52                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9656070                                 0.2500
63775.36                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9656072                                 0.2500
112678.66                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9656074                                 0.2500
143933.95                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9656078                                 0.2500
88963.08                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9656080                                 0.2500
69089.59                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9656082                                 0.2500
148378.20                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9656546                                 0.2500
62178.56                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9656550                                 0.2500
146162.39                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9656556                                 0.2500
244054.10                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656558                                 0.2500
147832.64                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9656560                                 0.2500
319977.79                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9656564                                 0.2500
144152.51                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9656566                                 0.2500
288809.82                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9656568                                 0.2500
303388.07                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9656570                                 0.2500
109500.01                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656574                                 0.2500
207426.76                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9656576                                 0.2500
240780.10                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9656578                                 0.2500
152737.02                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9656580                                 0.2500
130916.60                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9656582                                 0.2500
260968.20                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9656584                                 0.2500
155764.12                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9656586                                 0.2500
113321.02                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9656588                                 0.2500
108288.31                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9656590                                 0.2500
162985.15                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656592                                 0.2500
51911.53                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9656594                                 0.2500
145816.77                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9656596                                 0.2500
88739.63                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656598                                 0.2500
177426.09                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9656600                                 0.2500
171621.68                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9656602                                 0.2500
65815.23                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656604                                 0.2500
160771.99                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9656606                                 0.2500
262728.34                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9656608                                 0.2500
199683.42                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656610                                 0.2500
62268.41                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9656612                                 0.2500
212813.65                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9656614                                 0.2500
154253.94                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9656618                                 0.2500
236603.72                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9656620                                 0.2500
227731.11                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9656624                                 0.2500
113389.54                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656626                                 0.2500
104738.43                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656628                                 0.2500
136910.49                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9656630                                 0.2500
128124.27                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656634                                 0.2500
133049.36                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9656636                                 0.2500
147810.04                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9656638                                 0.2500
167413.55                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9656640                                 0.2500
258292.41                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9656644                                 0.2500
60709.91                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9656646                                 0.2500
94499.87                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9656648                                 0.2500
88686.03                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9656650                                 0.2500
280040.95                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656656                                 0.2500
276842.04                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9656658                                 0.2500
95535.05                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9656660                                 0.2500
164739.33                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9656662                                 0.2500
331089.70                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9659670                                 0.2500
225793.12                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9659672                                 0.2500
53219.73                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9659674                                 0.2500
450523.49                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9659676                                 0.2500
167579.18                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9659678                                 0.2500
108008.59                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9659680                                 0.2500
218725.15                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9659682                                 0.2500
152806.55                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9659684                                 0.2500
113720.45                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9659686                                 0.2500
272953.08                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9667998                                 0.2500
294568.69                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9668000                                 0.2500
148361.21                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668004                                 0.2500
440202.05                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9668006                                 0.2500
187254.69                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9668008                                 0.2500
137874.32                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668012                                 0.2500
157664.08                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668014                                 0.2500
345186.51                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668016                                 0.2500
420452.74                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9668018                                 0.2500
122378.62                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668020                                 0.2500
197814.95                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668024                                 0.2500
225673.92                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668026                                 0.2500
408312.37                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9668028                                 0.2500
217621.39                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9668030                                 0.2500
150909.69                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668032                                 0.2500
205816.37                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668034                                 0.2500
197110.20                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9668036                                 0.2500
231467.73                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668038                                 0.2500
163197.32                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668040                                 0.2500
246654.52                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668042                                 0.2500
406970.35                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9668046                                 0.2500
389463.56                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9668048                                 0.2500
355761.50                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9669514                                 0.2500
243312.38                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9669516                                 0.2500
58896.04                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9669518                                 0.2500
54930.65                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9669520                                 0.2500
54435.76                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9669524                                 0.2500
201835.56                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9669526                                 0.2500
81050.91                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9669528                                 0.2500
149664.98                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9669530                                 0.2500
377260.69                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9669532                                 0.2500
29705.05                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9669534                                 0.2500
106361.77                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9669536                                 0.2500
102887.23                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9669538                                 0.2500
283492.53                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9669540                                 0.2500
115279.38                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9669542                                 0.2500
144849.91                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9669640                                 0.2500
523870.51                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9690206                                 0.2500
145975.76                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9694242                                 0.2500
43935.11                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9695100                                 0.2500
51733.14                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9709311                                 0.2500
483887.59                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9726695                                 0.2500
83713.81                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9727657                                 0.2500
418826.25                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9727681                                 0.2500
334099.79                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9734094                                 0.2500
186690.06                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9734096                                 0.2500
155847.06                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9734098                                 0.2500
52480.06                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.0000                                  2.1700

9734100                                 0.2500
216101.29                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9734102                                 0.2500
71514.04                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9734104                                 0.2500
61367.44                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9734106                                 0.2500
62863.57                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9734108                                 0.2500
170801.54                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9734110                                 0.2500
204808.31                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9734112                                 0.2500
218116.68                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9734114                                 0.2500
619556.32                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9734116                                 0.2500
99265.64                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9734118                                 0.2500
147868.93                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9734120                                 0.2500
120707.01                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9734122                                 0.2500
65005.35                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9734126                                 0.2500
37991.83                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9734128                                 0.2500
342671.48                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9734130                                 0.2500
59599.32                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9734132                                 0.2500
158908.56                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9734134                                 0.2500
635540.65                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9734140                                 0.2500
286210.06                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9734144                                 0.2500
49690.35                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.0000                                  1.9200

9734146                                 0.2500
76418.06                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9734148                                 0.2500
92960.77                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9747605                                 0.2500
39164.70                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9747653                                 0.2500
40262.75                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9749287                                 0.2500
40697.17                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9750877                                 0.2500
39333.96                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9751622                                 0.2500
43843.80                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9762433                                 0.2500
87003.55                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9780959                                 0.2500
113558.98                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9780975                                 0.2500
615524.40                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9780979                                 0.2500
42391.64                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9784248                                 0.2500
174404.63                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9784252                                 0.2500
201758.08                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9784254                                 0.2500
96316.95                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9784256                                 0.2500
392129.45                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9784258                                 0.2500
57509.91                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9784266                                 0.2500
163411.65                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9784268                                 0.2500
102311.82                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9784270                                 0.2500
100916.44                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9784272                                 0.2500
169353.05                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9784274                                 0.2500
117103.63                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9784276                                 0.2500
51828.69                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9784278                                 0.2500
97663.02                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9784280                                 0.2500
73769.06                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9784282                                 0.2500
132312.66                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9784284                                 0.2500
99666.99                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9784286                                 0.2500
42370.23                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.0000                                  2.0450

9814905                                 0.2500
314272.44                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9821441                                 0.2500
143464.77                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9821595                                 0.2500
186735.29                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9825631                                 0.2500
29711.31                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9826551                                 0.2500
193858.66                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9826935                                 0.2500
73520.25                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9827653                                 0.2500
51460.89                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9828131                                 0.2500
305861.73                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9828721                                 0.2500
51455.19                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9828879                                 0.2500
221552.75                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9829079                                 0.2500
420489.55                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9829097                                 0.2500
636209.07                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9829103                                 0.2500
388712.80                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9829119                                 0.2500
353616.72                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9829129                                 0.2500
697145.58                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9829141                                 0.2500
435063.05                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9829159                                 0.2500
408391.11                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9829173                                 0.2500
542093.55                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9829175                                 0.2500
392519.50                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9829195                                 0.2500
541013.44                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9829197                                 0.2500
614903.78                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9829239                                 0.2500
504491.49                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9830115                                 0.2500
79988.52                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9830185                                 0.2500
142468.04                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9831549                                 0.2500
61076.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9831929                                 0.2500
143480.82                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9832517                                 0.2500
134961.57                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9833165                                 0.2500
430197.82                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9833189                                 0.2500
435152.77                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9833451                                 0.2500
86573.56                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9833529                                 0.2500
76854.97                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9833659                                 0.2500
49658.93                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9833695                                 0.2500
62376.14                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9833715                                 0.2500
261145.66                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9833879                                 0.2500
133562.84                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9835925                                 0.2500
38445.79                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9836069                                 0.2500
89125.10                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9836165                                 0.2500
66009.30                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9836215                                 0.2500
31296.31                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9837833                                 0.2500
70714.32                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9838043                                 0.2500
99297.06                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9838071                                 0.2500
65854.10                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9838087                                 0.2500
138982.59                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9838119                                 0.2500
49555.82                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9838139                                 0.2500
89379.51                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9838215                                 0.2500
96965.90                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9838469                                 0.2500
472831.90                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9838539                                 0.2500
190226.86                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9838727                                 0.2500
512666.88                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9838735                                 0.2500
911354.81                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9838901                                 0.2500
143007.22                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9838913                                 0.2500
154118.60                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9839413                                 0.2500
54327.10                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9839513                                 0.2500
135548.90                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9839515                                 0.2500
138031.50                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9839633                                 0.2500
142478.83                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9839743                                 0.2500
72861.96                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9840507                                 0.2500
61978.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9841029                                 0.2500
218499.28                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9841149                                 0.2500
55047.67                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9841151                                 0.2500
391925.20                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9841185                                 0.2500
469346.91                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9841187                                 0.2500
147748.98                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9841201                                 0.2500
638799.15                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9841653                                 0.2500
159704.78                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9841765                                 0.2500
300888.78                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9841863                                 0.2500
218943.48                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9841965                                 0.2500
186676.16                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9841979                                 0.2500
74460.65                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9843305                                 0.2500
221429.71                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9845619                                 0.2500
54608.61                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9845827                                 0.2500
29775.05                                0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9845845                                 0.2500
127365.26                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9847043                                 0.2500
78852.59                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9847227                                 0.2500
62570.25                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9847237                                 0.2500
59586.35                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9847457                                 0.2500
536075.69                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9847663                                 0.2500
64003.02                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9848433                                 0.2500
77850.74                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9848777                                 0.2500
112557.24                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9848887                                 0.2500
133165.62                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9848891                                 0.2500
126583.09                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9848907                                 0.2500
99777.25                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9854683                                 0.2500
87796.98                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9854747                                 0.2500
79014.63                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9854863                                 0.2500
86672.19                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9855577                                 0.2500
65711.58                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9855621                                 0.2500
67510.98                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9855777                                 0.2500
68529.32                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9855945                                 0.2500
87825.91                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9855959                                 0.2500
99310.56                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9856017                                 0.2500
116979.19                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9856097                                 0.2500
202731.52                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9857011                                 0.2500
38018.41                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9857849                                 0.2500
203510.23                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9858007                                 0.2500
173741.49                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9858095                                 0.2500
50063.45                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9859681                                 0.2500
218417.89                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9860059                                 0.2500
99001.75                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9860077                                 0.2500
209240.18                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9860245                                 0.2500
181752.20                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9860389                                 0.2500
66041.52                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9860397                                 0.2500
133036.35                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9860403                                 0.2500
88995.11                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9860915                                 0.2500
66482.14                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9862597                                 0.2500
89627.79                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9862695                                 0.2500
60362.48                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9862845                                 0.2500
134225.94                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9862883                                 0.2500
98187.59                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9863273                                 0.2500
397242.26                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9864709                                 0.2500
258149.77                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9864761                                 0.2500
115241.81                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9864863                                 0.2500
278049.04                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9864953                                 0.2500
120048.65                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9864957                                 0.2500
174585.39                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9864959                                 0.2500
238345.35                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9865615                                 0.2500
44676.38                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9866143                                 0.2500
159679.58                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9866759                                 0.2500
160321.30                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9866871                                 0.2500
137425.43                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9867043                                 0.2500
107244.31                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9867063                                 0.2500
72882.64                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9867073                                 0.2500
111409.91                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9867579                                 0.2500
125093.87                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9867995                                 0.2500
142889.97                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9868017                                 0.2500
40971.58                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9868123                                 0.2500
81894.16                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9868125                                 0.2500
250187.76                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9868135                                 0.2500
109249.63                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9868143                                 0.2500
109646.90                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9868333                                 0.2500
112800.05                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9868619                                 0.2500
51636.98                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9868929                                 0.2500
446729.77                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9869005                                 0.2500
35861.50                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9869115                                 0.2500
107890.58                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9869703                                 0.2500
57185.77                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9869707                                 0.2500
79465.78                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9870091                                 0.2500
83960.07                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9871339                                 0.2500
114570.12                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9871509                                 0.2500
59111.09                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9871545                                 0.2500
80006.35                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9871761                                 0.2500
68071.57                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9872181                                 0.2500
53436.90                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9873023                                 0.2500
75470.45                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9873063                                 0.2500
198606.45                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9873529                                 0.2500
178759.03                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9873539                                 0.2500
169770.27                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9873743                                 0.2500
95669.90                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9873753                                 0.2500
121476.35                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9873755                                 0.2500
67778.38                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9873759                                 0.2500
216867.10                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9874051                                 0.2500
179201.93                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9874239                                 0.2500
202945.41                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9874639                                 0.2500
129074.89                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9874753                                 0.2500
58100.97                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9874779                                 0.2500
49899.28                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9876125                                 0.2500
35888.87                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.0000                                  1.9200

9876247                                 0.2500
97000.82                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9876959                                 0.2500
53131.48                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9877679                                 0.2500
75660.28                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9877739                                 0.2500
321562.60                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9877749                                 0.2500
181155.75                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9877855                                 0.2500
202294.50                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9881271                                 0.2500
89940.24                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9881291                                 0.2500
79508.52                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9881319                                 0.2500
184350.20                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9881401                                 0.2500
51929.94                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.0000                                  2.0450

9881409                                 0.2500
66179.75                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9881421                                 0.2500
61371.76                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.0000                                  2.0450

9881423                                 0.2500
62315.93                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.0000                                  2.0450

9881427                                 0.2500
62315.93                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.0000                                  2.0450

9881441                                 0.2500
87700.62                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9881445                                 0.2500
59795.88                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9881449                                 0.2500
55809.48                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9881451                                 0.2500
103802.19                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9881501                                 0.2500
84704.60                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9881951                                 0.2500
110634.32                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9882473                                 0.2500
51929.94                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.0000                                  2.0450

9882475                                 0.2500
53818.30                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.0000                                  2.0450

9882519                                 0.2500
65148.47                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.0000                                  2.0450

9882609                                 0.2500
66786.31                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9882613                                 0.2500
373737.78                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9882619                                 0.2500
31400.62                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.0000                                  1.6700

9882839                                 0.2500
57300.17                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9883919                                 0.2500
71643.58                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.0000                                  1.9200

9884657                                 0.2500
53535.01                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9885361                                 0.2500
155973.23                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9885557                                 0.2500
139523.71                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9885619                                 0.2500
64766.82                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9885687                                 0.2500
60606.08                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9888545                                 0.2500
68162.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9888547                                 0.2500
70554.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9888569                                 0.2500
65383.88                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9888587                                 0.2500
260581.50                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9888761                                 0.2500
72746.30                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9889721                                 0.2500
75237.62                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9889739                                 0.2500
55807.44                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9889825                                 0.2500
78138.93                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9889829                                 0.2500
59802.34                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9889833                                 0.2500
109231.09                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9889855                                 0.2500
106444.36                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9889931                                 0.2500
68251.65                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9889943                                 0.2500
210297.37                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9889957                                 0.2500
141506.50                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9889989                                 0.2500
103638.57                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9889991                                 0.2500
104834.39                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9889993                                 0.2500
96862.19                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9890031                                 0.2500
102841.34                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9890067                                 0.2500
58438.75                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9890073                                 0.2500
88886.69                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9891275                                 0.2500
189104.46                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9891281                                 0.2500
173034.22                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9891481                                 0.2500
79761.03                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.0000                                  2.2950

9891531                                 0.2500
146970.85                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9891545                                 0.2500
77925.33                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9892647                                 0.2500
64792.69                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9892729                                 0.2500
66569.62                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9892755                                 0.2500
67267.90                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9893113                                 0.2500
89690.53                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9893115                                 0.2500
119252.74                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9893437                                 0.2500
39869.63                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9893487                                 0.2500
143007.22                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9893509                                 0.2500
468075.58                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9893531                                 0.2500
389087.97                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9893533                                 0.2500
63554.05                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9893555                                 0.2500
444231.99                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9893563                                 0.2500
161517.62                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9893567                                 0.2500
243274.79                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9893569                                 0.2500
576865.45                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9893571                                 0.2500
487783.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9893793                                 0.2500
51819.28                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9894053                                 0.2500
74750.25                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9894101                                 0.2500
44101.06                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9894105                                 0.2500
81125.06                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9894213                                 0.2500
55012.21                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9895175                                 0.2500
92666.36                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9895177                                 0.2500
59793.51                                0.0800
5.9900                                  0.0000
5.7400                                  0.0000
5.6600
5.0000                                  0.6600

9895251                                 0.2500
90565.25                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9895793                                 0.2500
265065.69                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9897009                                 0.2500
190560.37                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9897583                                 0.2500
61550.91                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9897805                                 0.2500
61797.93                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9897811                                 0.2500
58807.71                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9897923                                 0.2500
61936.29                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9897937                                 0.2500
98644.84                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9897941                                 0.2500
56290.90                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9897947                                 0.2500
101863.31                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9898291                                 0.2500
268118.71                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9898319                                 0.2500
99273.27                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9898385                                 0.2500
75424.19                                0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9898395                                 0.2500
52126.39                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9898409                                 0.2500
167000.50                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9898451                                 0.2500
247428.68                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9898509                                 0.2500
209277.90                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9898679                                 0.2500
161249.54                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9898963                                 0.2500
139513.45                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9898997                                 0.2500
85722.73                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.0000                                  1.4200

9899145                                 0.2500
202286.98                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9899205                                 0.2500
397062.57                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9899353                                 0.2500
384683.96                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9899383                                 0.2500
204915.69                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9899435                                 0.2500
243162.96                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9899471                                 0.2500
163410.76                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9899509                                 0.2500
135538.81                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9899583                                 0.2500
290376.63                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9899705                                 0.2500
123088.93                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9899735                                 0.2500
127197.64                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9899755                                 0.2500
342937.66                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9899763                                 0.2500
37465.72                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9899765                                 0.2500
106820.05                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9899775                                 0.2500
86585.96                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9899825                                 0.2500
316696.86                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9899879                                 0.2500
297819.83                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9901623                                 0.2500
116276.33                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9901789                                 0.2500
74739.35                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9901853                                 0.2500
140509.97                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9902241                                 0.2500
138205.90                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9902333                                 0.2500
116899.19                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9902391                                 0.2500
148954.83                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9902473                                 0.2500
151908.37                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9902517                                 0.2500
356529.44                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9902539                                 0.2500
158067.07                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9902545                                 0.2500
104171.42                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9902569                                 0.2500
126548.14                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9902577                                 0.2500
254178.22                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9902853                                 0.2500
98352.92                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9902855                                 0.2500
108644.76                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9902857                                 0.2500
80411.72                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9902859                                 0.2500
77166.24                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.0000                                  2.1700

9902877                                 0.2500
152174.93                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9904277                                 0.2500
58209.67                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9905025                                 0.2500
143488.83                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9905185                                 0.2500
263092.22                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9905819                                 0.2500
67456.70                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9905831                                 0.2500
124110.48                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9905839                                 0.2500
191612.05                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9905847                                 0.2500
170910.29                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9905865                                 0.2500
29901.17                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9906925                                 0.2500
45792.08                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.0000                                  1.6700

9906933                                 0.2500
29905.35                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.0000                                  1.6700

9907049                                 0.2500
81718.04                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9907105                                 0.2500
58239.99                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9907125                                 0.2500
436027.42                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9907169                                 0.2500
50837.34                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9907595                                 0.2500
179394.14                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9907969                                 0.2500
264069.20                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9908023                                 0.2500
79727.83                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9908143                                 0.2500
131565.14                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9908317                                 0.2500
105823.01                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9908319                                 0.2500
91584.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9908341                                 0.2500
99417.82                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9909231                                 0.2500
53722.43                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9910259                                 0.2500
283900.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9910261                                 0.2500
76746.32                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9910271                                 0.2500
81500.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9910379                                 0.2500
114591.77                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9912091                                 0.2500
51826.84                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9912565                                 0.2500
112400.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9912953                                 0.2500
62189.97                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9915599                                 0.2500
49833.50                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9915875                                 0.2500
68060.10                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9915921                                 0.2500
93451.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9916815                                 0.2500
120112.94                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9917309                                 0.2500
188222.32                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9917323                                 0.2500
313939.74                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9917335                                 0.2500
313939.74                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9917341                                 0.2500
49837.04                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9917915                                 0.2500
138031.50                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9917925                                 0.2500
121547.16                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9918245                                 0.2500
680125.36                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9918269                                 0.2500
494257.84                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9919219                                 0.2500
113300.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9919227                                 0.2500
115000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9919457                                 0.2500
513658.63                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9919711                                 0.2500
229174.88                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9920689                                 0.2500
357000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9921847                                 0.2500
448000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9921929                                 0.2500
134030.41                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.0000                                  1.7950

9922291                                 0.2500
454770.91                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9922295                                 0.2500
378507.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9922301                                 0.2500
489001.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9922307                                 0.2500
489224.96                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9922309                                 0.2500
396450.86                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9922311                                 0.2500
408132.58                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9922319                                 0.2500
524127.02                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9922433                                 0.2800
370998.36                               0.0300
5.1250                                  0.0000
4.8450                                  0.0000
4.8150
4.8150                                  0.0000

9922465                                 0.2500
880404.16                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9922491                                 0.2500
107604.97                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9922493                                 0.2500
116733.22                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9922495                                 0.2500
328935.60                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9922497                                 0.2500
95627.34                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9922513                                 0.2800
374631.56                               0.0300
5.0000                                  0.0000
4.7200                                  0.0000
4.6900
4.6900                                  0.0000

9922515                                 0.2800
418056.70                               0.0300
5.0000                                  0.0000
4.7200                                  0.0000
4.6900
4.6900                                  0.0000

9922531                                 0.2800
627143.80                               0.0800
5.3750                                  0.0000
5.0950                                  0.0000
5.0150
5.0000                                  0.0150

9922625                                 0.2500
230844.94                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9922627                                 0.2500
61082.39                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9922665                                 0.2500
239174.74                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9922667                                 0.2500
72940.16                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9922675                                 0.2500
59089.50                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9922685                                 0.2500
259086.76                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9922689                                 0.2500
174877.01                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9922733                                 0.2500
59663.94                                0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9922771                                 0.2500
186322.03                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9922821                                 0.2500
99663.41                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9923125                                 0.2500
136000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9923281                                 0.2500
50500.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9923663                                 0.2500
270227.52                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9923969                                 0.2500
48132.14                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9924139                                 0.2500
50000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9924497                                 0.2500
101000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9924553                                 0.2500
84913.23                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9924571                                 0.2500
59299.73                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9924601                                 0.2500
87703.80                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9924609                                 0.2500
95577.21                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9924615                                 0.2500
95577.21                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9925947                                 0.2500
162682.53                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9926341                                 0.2500
72050.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9926873                                 0.2500
156500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9928639                                 0.2500
55700.00                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9928737                                 0.2500
62339.46                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9928757                                 0.2500
73200.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9928843                                 0.2500
97250.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9928917                                 0.2500
329000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9932335                                 0.2500
107350.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9932405                                 0.2500
143000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9932539                                 0.2500
143000.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

9932567                                 0.2500
123000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9932583                                 0.2500
74498.40                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9932613                                 0.2500
76342.17                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9932631                                 0.2500
79631.07                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9932637                                 0.2500
84414.91                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9932649                                 0.2500
109629.75                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9932655                                 0.2500
182750.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9932709                                 0.2500
222972.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9933159                                 0.2500
85701.11                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9933209                                 0.2500
218306.51                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9933431                                 0.2500
99625.87                                0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9933443                                 0.2500
220223.75                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9933449                                 0.2500
215216.89                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9933489                                 0.2500
77743.03                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9933491                                 0.2500
143499.55                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9933579                                 0.2500
78725.45                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9933613                                 0.2500
229157.33                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9933691                                 0.2500
199290.03                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9933713                                 0.2500
403592.48                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9933717                                 0.2500
73645.88                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9933721                                 0.2500
148858.35                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9934169                                 0.2500
71749.77                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9934211                                 0.2500
63777.57                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9934235                                 0.2500
75724.47                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9934497                                 0.2500
80378.54                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9934499                                 0.2500
89996.06                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9936885                                 0.2500
68436.38                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9936887                                 0.2500
116000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9936923                                 0.2500
100000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9938989                                 0.2500
120175.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9939135                                 0.2500
30000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9939161                                 0.2500
77500.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9941229                                 0.2500
94800.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9941245                                 0.2500
214244.83                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9941247                                 0.2500
204295.09                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9941593                                 0.2500
278300.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9941665                                 0.2500
100000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9942129                                 0.2500
85000.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9942521                                 0.2500
131000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9943911                                 0.2500
100000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9944381                                 0.2500
600000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9944599                                 0.2500
75600.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9944867                                 0.2500
106200.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9944977                                 0.2500
135000.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
5.0000                                  0.0450

9945305                                 0.2500
48450.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.0000                                  1.0450

9945395                                 0.2500
30000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9949121                                 0.2500
103000.00                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9949305                                 0.2500
50000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9949307                                 0.2500
50000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9949867                                 0.2500
117602.82                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9950085                                 0.2500
95200.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9950303                                 0.2500
166000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9950463                                 0.2500
72000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.0000                                  1.5450

9951503                                 0.2500
261000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9952195                                 0.2500
123200.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9952233                                 0.2500
79000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.0000                                  0.9200

9953391                                 0.2500
94417.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.0000                                  1.1700

9957631                                 0.2500
180000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9959445                                 0.2500
236000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9960143                                 0.2500
60000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.0000                                  0.7950

9960237                                 0.2500
243000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9960355                                 0.2500
160000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9960481                                 0.2500
148000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9961897                                 0.2500
390700.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.0000                                  0.2950

9962105                                 0.2500
69600.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.0000                                  1.2950

9962673                                 0.2500
172000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.0000                                  0.4200

9965247                                 0.2500
150000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.0000                                  0.5450

9966485                                 0.2500
58650.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.0000                                  0.6700

9968759                                 0.2500
60000.00                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
5.0000                                  0.1700

Total Number of Loans:                  633

Total Original Balance:                 105,302,353.00

Total Principal Balance:                104,071,255.35

Total Original P+I:                     879,282.85

Total Current P+I:                      879,282.86

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
9655984      $156,950.93      4.595%             8.1000%            $12,713.03
9656048      $144,938.82      4.970%             .6000%             $869.63
9656060      $290,648.30      4.970%             .6000%             $1,743.89
9656070      $63,775.36       4.970%             .6000%             $382.65
9656550      $146,162.39      4.970%             .6000%             $876.97
9656560      $319,977.79      4.720%             5.6000%            $17,918.76
9656576      $240,780.10      4.595%             8.1000%            $19,503.19
9656582      $260,968.20      4.595%             8.1000%            $21,138.42
9656588      $108,288.31      4.970%             .6000%             $649.73
9656594      $145,816.77      4.970%             .6000%             $874.90
9656612      $212,813.65      4.970%             .6000%             $1,276.88
9656614      $154,253.94      4.595%             8.1000%            $12,494.57
9656638      $167,413.55      4.595%             8.1000%            $13,560.50
9656660      $164,739.33      4.970%             .6000%             $988.44
9659680      $218,725.15      4.970%             .6000%             $1,312.35
9659686      $272,953.08      4.970%             .6000%             $1,637.72
9668026      $408,312.37      4.970%             .6000%             $2,449.87
9727657      $418,826.25      4.970%             .6000%             $2,512.96
9734096      $155,847.06      4.970%             .6000%             $935.08
9734100      $216,101.29      4.970%             .6000%             $1,296.61
9734116      $99,265.64       4.970%             .6000%             $595.59
9734118      $147,868.93      4.970%             .6000%             $887.21
9734120      $120,707.01      4.970%             .6000%             $724.24
9784252      $201,758.08      4.970%             .6000%             $1,210.55
9829097      $636,209.07      4.970%             .6000%             $3,817.25
9829173      $542,093.55      4.970%             .6000%             $3,252.56
9829175      $392,519.50      4.845%             3.1000%            $12,168.10
9829239      $504,491.49      4.970%             .6000%             $3,026.95
9832517      $134,961.57      4.720%             5.6000%            $7,557.85
9833165      $430,197.82      4.970%             .6000%             $2,581.19
9836165      $66,009.30       4.970%             .6000%             $396.06
9838727      $512,666.88      4.845%             3.1000%            $15,892.67
9838735      $911,354.81      4.970%             .6000%             $5,468.13
9841201      $638,799.15      4.845%             3.1000%            $19,802.77
9845827      $29,775.05       4.720%             5.6000%            $1,667.40
9868123      $81,894.16       4.970%             .6000%             $491.37
9894105      $81,125.06       4.970%             .6000%             $486.75
9897009      $190,560.37      4.720%             5.6000%            $10,671.38
9898385      $75,424.19       4.595%             8.1000%            $6,109.36
9899205      $397,062.57      4.970%             .6000%             $2,382.38
9899435      $243,162.96      4.720%             5.6000%            $13,617.13
9902333      $116,899.19      4.970%             .6000%             $701.40
9902473      $151,908.37      4.720%             5.6000%            $8,506.87
9902517      $356,529.44      4.970%             .6000%             $2,139.18
9902569      $126,548.14      4.970%             .6000%             $759.29
9922433      $370,998.36      4.815%             3.7000%            $13,726.94
9922513      $374,631.56      4.690%             6.2000%            $23,227.16
9922515      $418,056.70      4.690%             6.2000%            $25,919.52
9933431      $99,625.87       4.720%             5.6000%            $5,579.05
9933613      $229,157.33      4.970%             .6000%             $1,374.94
9949121      $103,000.00      4.970%             .6000%             $618.00

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

               (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer pursuant to
        Section 4.04;

               (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

               (viii) on the basis of the most recent reports furnished to it by Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and
        (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

               (ix) the number, aggregate principal balance and book value of any REO Properties;

               (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the weighted average Pool Strip Rate for such  Distribution
        Date  and  the   Pass-Through   Rate  with  respect  to  the  Class  A-V
        Certificates and each Subclass, if any, thereof;

               (xiii) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

               (xiv) the occurrence of the Credit Support Depletion Date;

               (xv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

               (xvi) the related Senior Percentage for such Distribution Date;

               (xvii)  the  aggregate   amount  of  Realized   Losses  for  such
        Distribution Date;

               (xviii)the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

               (xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                      AGREEMENT DATED AS OF AUGUST 1, 2004




===============================================================================


                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT



                           Dated as of August 1, 2004



                        Residential Accredit Loans, Inc.
                       Mortgage Asset-Backed Pass-Through Certificates




===============================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE


                                               -ii-

Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................32

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........33

        Section 2.01. Conveyance of Mortgage Loans.........................................33

        Section 2.02. Acceptance by Trustee................................................39

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................40

        Section 2.04. Representations and Warranties of Sellers............................42

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................44

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................44

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............44

        Section 2.08. Purposes and Powers of the Trust.....................................44

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................45

        Section 3.01. Master Servicer to Act as Servicer...................................45

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........46

        Section 3.03. Successor Subservicers...............................................47

        Section 3.04. Liability of the Master Servicer.....................................48

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................48

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               48

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................49

        Section 3.08. Subservicing Accounts; Servicing Accounts............................51

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................53

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................53


                                        i


        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................55

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................56

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................57

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................59

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................63

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............64

        Section 3.17. Reports to the Trustee and the Company...............................65

        Section 3.18. Annual Statement as to Compliance....................................65

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............66

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............66

        Section 3.21. Administration of Buydown Funds......................................67

        Section 3.22  Advance Facility.....................................................67

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................68

        Section 4.01. Certificate Account..................................................68

        Section 4.02. Distributions........................................................68

        Section 4.03. Statements to Certificateholders; Statements to Rating
               Agencies; Exchange Act Reporting............................................68

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................70

        Section 4.05. Allocation of Realized Losses........................................72

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........72

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................72

        Section 4.08. Surety Bond..........................................................72

Article V         THE CERTIFICATES.........................................................74

        Section 5.01. The Certificates.....................................................74

        Section 5.02. Registration of Transfer and Exchange of Certificates................76

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................81

        Section 5.04. Persons Deemed Owners................................................82

                                        ii


        Section 5.05. Appointment of Paying Agent..........................................82

        Section 5.06. U.S.A. Patriot Act Compliance........................................82

Article VI        THE COMPANY AND THE MASTER SERVICER......................................83

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........83

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............83

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               84

        Section 6.04. Company and Master Servicer Not to Resign............................85

Article VII       DEFAULT..................................................................86

        Section 7.01. Events of Default....................................................86

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................88

        Section 7.03. Notification to Certificateholders...................................89

        Section 7.04. Waiver of Events of Default..........................................89

Article VIII      CONCERNING THE TRUSTEE...................................................90

        Section 8.01. Duties of Trustee....................................................90

        Section 8.02. Certain Matters Affecting the Trustee................................91

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................93

        Section 8.04. Trustee May Own Certificates.........................................93

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................93

        Section 8.06. Eligibility Requirements for Trustee.................................94

        Section 8.07. Resignation and Removal of the Trustee...............................95

        Section 8.08. Successor Trustee....................................................95

        Section 8.09. Merger or Consolidation of Trustee...................................96

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................96

        Section 8.11. Appointment of Custodians............................................97

        Section 8.12. Appointment of Office or Agency......................................98

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................99

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................99


                                        iii

        Section 9.02. Additional Termination Requirements.................................102

        Section 9.03. Termination of Multiple REMICs......................................103

Article X         REMIC PROVISIONS........................................................104

        Section 10.01.REMIC Administration................................................104

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....107

        Section 10.03.Designation of REMIC(s).............................................108

Article XI        MISCELLANEOUS PROVISIONS................................................109

        Section 11.01.Amendment...........................................................109

        Section 11.02.Recordation of Agreement; Counterparts..............................111

        Section 11.03.Limitation on Rights of Certificateholders..........................112

        Section 11.04.Governing Law.......................................................112

        Section 11.05.Notices.............................................................113

        Section 11.06.Required Notices to Rating Agency and Subservicer...................114

        Section 11.07.Severability of Provisions..........................................114

        Section 11.08.Supplemental Provisions for Resecuritization........................114

        Section 11.09.Allocation of Voting Rights.........................................114

        Section 11.10.No Petition.........................................................114

                                        iv



                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating
                      Agencies Relating to Reportable Modified Mortgage Loans


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.
        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to
Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group) during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance

Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause (C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of
(i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in

Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation: The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement: "Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on.

The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses: Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series
Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term rating category available shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term rating category available obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-+ by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.
        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to

                Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.
        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate: A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, as of any Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the

Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset

Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act: Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001, as amended.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such

Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform

Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master

Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the

Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by

Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal

Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached hereto as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor

Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any

        Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged
        Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any

Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the

Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage

Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder

(including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.
        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

        (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable

Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

        (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee). The Master Servicer shall provide the Certificate Insurer, if any, with notice of any termination of any Advance Facility pursuant to this Section 3.22(b).

        (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track,

Person or Advance Facility Trustee; provided, however, the Trustee shall maintain records with respect to the payment of such Reimbursement Amounts as it does with respect to other distributions made pursuant to this Agreement. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

        (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments reasonably satisfactory to the Trustee provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this
        Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

               (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Certificate Insurer, Depositor and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in
Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master

Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               (e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this Section 4.03(e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65
               Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed.
               Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported Certificate Owner whose acquisition or
               holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and
     (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

          (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

     (ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

     (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer.

     Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

     (v) The  provisions of this Section  5.02(f) set forth prior to this clause
(v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

          (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee shall obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section  6.02.  Merger  or  Consolidation  of the  Company  or  the  Master
          Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

Section 8.08.  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

               (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(v) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

        (b) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

        (c) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        (d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class
A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan, OR ANY OTHER PERSON, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,
1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,
65 Fed. Reg. 67765 (November 13, 2000), AND PTE 2002-41, 67 Fed. Reg. 54487
(August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [_________________________],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR

(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [____________________________],
                                                 as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      ______________________________


      Attention:
      Telefacsimile Number:  (      )       -

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                      (Name of Seller/Servicer)
By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                    (Typed Name)
Title:                                  Title:
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name: _______________________
Title:
Date:

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the


                                        G-1-1
transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is .

11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.


                                        G-2-1

12. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                                        G-3-1

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .




                                            [NAME OF OWNER]



                                            By:
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ___ day of ___, 200__ .





                                   NOTARY PUBLIC



                                   COUNTY OF ____________________
                                   STATE OF  _____________________
                                    My Commission expires the ____ day of ____,
                                       20__.



                                        G-4-1

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act


                                        G-5-1

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.


                                        G-6-1

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

                                        G-7-1

    The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as

                                        G-8-1
foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade

                                        G-9-1
or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents


                                        G-10-1

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects


                                        G-11-1

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *





                                        G-12-1

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                            ________ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to

                                        G-2-1
indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                           ______________________________
                                           (Seller)



                                            By: __________________________
                                            Title:


                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                           _____________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

        _________________(the "Purchaser") intends to purchase from
________________ (the "Seller") $______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _______, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,

        (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.             The Purchaser

        (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

        (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,





                                            By:____________________
                                            Name:
                                            Title:

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                            _______ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,

                                            __________________________
                                           (Seller)



                                            By: ________________________
                                            Name:
                                            Title:

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

                   _______________________________________________________



               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3. The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
        Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _________________________
                                                 Name:
                                                 Title:


                                            Date:

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By:
                                                 Name:


                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                       Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                               ____________ , 200_

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

        1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:________________________
                                            Name:
                                            Title:


Acknowledged by:


__________________,
    as Trustee


By:
Name:
Title:



RESIDENTIAL ACCREDIT LOANS, INC.


By:
Name:
Title:

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   _________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                            Very truly yours,


                                             ______________________________
                                            (Lender)


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                       [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests:
                      [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

2.                    [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ___________________________
                                          Name:
                                         Title:

                                    EXHIBIT O

                         Form of Form 10-K Certification


        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit Loans, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________



____________________________*
Name:
Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P


            [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor, Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.



        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]




                                                   Name:_____________________
                                                   Title:

                                    EXHIBIT Q

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan